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                                                                        EXHIBIT 4.2


                                   Dated [*] 2003

                      GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                               as Receivables Trustee

                                 BARCLAYS BANK PLC
        as Transferor Beneficiary, Excess Interest Beneficiary, Transferor,
                          Servicer and Trust Cash Manager

                              BARCLAYCARD FUNDING PLC
as MTN Issuer, Series 02-1 Investor Beneficiary and Series 03-1 Investor Beneficiary

             --------------------------------------------------------
                             SERIES 03-1 SUPPLEMENT
                                 DATED [*] 2003

                                       TO

                 DECLARATION OF TRUST AND TRUST CASH MANAGEMENT
                                   AGREEMENT
                             DATED 23 NOVEMBER 1999
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
                                    CONTENTS
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
CLAUSE                                                                         PAGE

PART 1.........................................................................   3

INTERPRETATION.................................................................   3

Defined Terms..................................................................   3

General........................................................................   3

PART 2.........................................................................   5

EFFECT OF SUPPLEMENT...........................................................   5

Categories Of Additional Beneficiaries And Designation.........................   5

Rights Of The Series 03-1 Investor Beneficiary.................................   5

Consent Of Existing Beneficiaries..............................................  10

Declaration Of Receivables Trustee.............................................  10

PART 3.........................................................................  13

UNDERTAKINGS AND AGREEMENTS....................................................  13

Undertaking By The Transferor As To Periodic Finance Charges And Other Fees....  13

Undertakings By Barclays Bank Plc..............................................  13

Agreements Of The Investor Beneficiary.........................................  15

Negative Covenants Of The Investor Beneficiary.................................  19

PART 4.........................................................................  21

MISCELLANEOUS..................................................................  21

Governing Law And Jurisdiction.................................................  21

Notices........................................................................  21

Severability Of Provisions.....................................................  22

Further Assurances.............................................................  22

No Waiver; Cumulative Remedies.................................................  22

Counterparts...................................................................  23

Contract (Rights Of Third Parties) Act.........................................  23

THE SCHEDULE...................................................................  24

SUPPLEMENT TO THE TRUST AND CASH MANAGEMENT AGREEMENT..........................  24

PART 1.........................................................................  24

Definitions....................................................................  24

PART 2.........................................................................  46

Servicing Compensation And Allocation Of Acquired Interchange..................  46

PART 3.........................................................................  48

Trust Cash Management Compensation And Allocation Of Acquired Interchange......  48

PART 4.........................................................................  50

Trustee Payment Amount.........................................................  50

PART 5.........................................................................  52

Addition To Clause 5 Of The Trust And Cash Management Agreement................  52

5.04 Rights Of Additional Beneficiary To Collections...........................  52

5.05 Allocations 52

5.06 Investor Cash Available For Acquisition...................................  58

5.07 Determination Of Monthly Required Expense Amounts.........................  61

5.08 Determination Of Monthly Principal Amounts................................  63

5.09 Coverage Of Required Amount...............................................  65

5.10 Payments Of Amounts Representing Finance Charge Collections...............  66

5.11 Payments Of Amounts Representing Available Investor Principal Collections.  69

5.12 Payment Of Investor Finance Amounts.......................................  74

5.13 Investor Charge-Offs......................................................  75

5.14 Investor Indemnity Amount.................................................  77

5.15 Excess Spread.............................................................  77

5.16 Reallocated Class C Principal Collections.................................  79

5.17 Reallocated Class B Principal Collections.................................  80

5.18 Shared Principal Collections..............................................  81

5.19 Spread Account............................................................  82

5.20 Principal Funding Account Third Parties...................................  85

5.21 Distribution Ledgers......................................................  87

5.23 Reserve Account...........................................................  88

PART 6.........................................................................  92

Monthly Statement To Series 03-1...............................................  92

PART 7.........................................................................  94

Series 03-1 Pay Out Events.....................................................  94

EXHIBITS TO THE SCHEDULE.......................................................  96

EXHIBIT A-1 FORM OF CERTIFICATE................................................  96

EXHIBIT A FORM OF MONTHLY STATEMENT............................................  98

EXHIBIT  B  FORM  OF MONTHLY PAYMENT ADVICE AND NOTIFICATION TO THE RECEIVABLES
     TRUSTEE................................................................... 107

EXHIBIT C SCHEDULE TO EXHIBIT B................................................ 117

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

THIS SERIES 03-1 SUPPLEMENT, is made on [*] 2003 as a Deed

BY AND BETWEEN:

(1) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with registered number 75210 having its registered office at 26 New Street, St. Helier, Jersey JE2 3RA in its capacity as trustee of the trust (the "RECEIVABLES TRUST") constituted by a Declaration of Trust and Trust and Cash Management Agreement (the "TRUST AND CASH MANAGEMENT AGREEMENT") dated 23 November 1999 (the "RECEIVABLES TRUSTEE");

(2) BARCLAYS BANK PLC, an institution authorised for the purposes of the Financial Services and Markets Act 2000 of the United Kingdom, acting through its business unit "Barclaycard", having its principal place of business at 1234 Pavilion Drive, Northampton NN4 7SG, in its capacities as Transferor Beneficiary (the "TRANSFEROR BENEFICIARY") and Excess Interest Beneficiary (the "EXCESS INTEREST BENEFICIARY") of the Receivables Trust and as Servicer (the "SERVICER") and Trust Cash Manager (the "TRUST CASH MANAGER") of the Receivables Trust and as Transferor (the "TRANSFEROR") of the Receivables pursuant to the terms of a receivables securitisation agreement dated 23 November 1999 as amended and restated on 7 July 2000 (the "RSA"); and

(3) BARCLAYCARD FUNDING PLC, a public limited company incorporated in England and Wales, with company number 2530163, having its registered office at 54 Lombard Street, London EC3P 3AH, in its capacities as MTN Issuer (the "MTN ISSUER"), Investor Beneficiary for Series 03-1 (in respect of the Series 03-1 Investor Interest, as defined herein, the "SERIES 03-1 INVESTOR BENEFICIARY") and (in respect of its beneficial interest in Series 02-1, the "SERIES 02-1 INVESTOR BENEFICIARY").

WHEREAS

(A) The MTN Issuer previously contributed to the Receivables Trust on 23 November 1999 and became the Series 99-1 Investor Beneficiary, contributed to the Receivables Trust on 24 October 2002 and became the Series 02-1 Investor Beneficiary and now intends to become the Series 03-1 Investor Beneficiary of the Receivables Trust pursuant to an Acquisition in accordance with Clause 4 of the Trust and Cash Management Agreement, in the manner and in the amount set out herein.

(B) Barclays Bank PLC as Transferor Beneficiary and Excess Interest Beneficiary and the MTN Issuer as Series 02-1 Investor Beneficiary (who, prior to the execution of this Supplement, constitute all of the other Beneficiaries of the Receivables Trust) intends to consent in the manner set out herein to the MTN Issuer becoming the Series 03-1 Investor Beneficiary.

(C) The Receivables Trustee intends to supplement and vary the Trust and Cash Management Agreement in the manner and to the extent set out herein.

(D) It is intended by the parties hereto that, following the completion of the transactions contemplated by this Supplement, the MTN Issuer will become the Series 03-1 Investor Beneficiary, of the Receivables Trust as supplemented and varied in accordance with the provisions hereof and that the Series 03-1 Investor Beneficiary will constitute or form part of a Series for the purposes of the Trust and Cash Management Agreement (such Series to be referred to as "SERIES 03-1").

(E) It is acknowledged by the parties hereto that the MTN Issuer will issue the Related Debt (as defined herein) secured on its beneficial entitlement as Series 03-1 Investor Beneficiary to Gracechurch Card Funding (No.3) PLC (the "SERIES 03-1 ISSUER") and that the Series 03-1 Issuer will issue the Associated Debt (as defined herein) secured on the Related Debt acquired by the Series 03-1 Issuer.

NOW IT IS HEREBY AGREED as follows:

                                   PART 1

                                INTERPRETATION

1.    DEFINED TERMS

      Terms defined in the Master Definitions Schedule dated 23 November 1999 as amended and restated on 24 October 2002 between the Receivables Trustee and Barclays Bank PLC (as the same may be or may have been amended, varied or supplemented from time to time with the consent of the Beneficiaries in accordance with Clause 12.3 of the Trust and Cash Management Agreement (the "MASTER DEFINITIONS SCHEDULE")) and in the Schedule attached hereto shall have the same meanings when used in this Supplement and the recitals hereto unless the context requires otherwise PROVIDED, HOWEVER, that in the event that any term or provision contained in the Schedule attached hereto shall conflict with or be inconsistent with any provision contained in the Trust and Cash Management Agreement or the terms of the Master Definitions Schedule, the terms and provisions of the Schedule attached hereto shall prevail with respect to Series 03-1 only.

2.    GENERAL

      (a) The headings and the contents pages in this Supplement shall not affect its interpretation.

      (b) Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other gender.

      (c) References to Clauses, paragraphs, Exhibits, and Schedules shall, unless the context requires otherwise, be to clauses, paragraphs, exhibits and schedules in this Supplement.

      (d) Save where the contrary is indicated, any reference in this Supplement to:

            (i) this Supplement or any other agreement or document shall be construed as a reference to this Supplement, or as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

            (ii) an enactment is a reference to it as already amended and includes a reference to any repealed enactment which it may re-enact, with or without amendment, and to any re-enactment and/or amendment of it;

            (iii) a time of day  (including  opening  and  closing of  business)
                  shall be construed as a reference to London time.

      (e) Save where the context otherwise requires, all sums payable by any party to any other party pursuant hereto are inclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes (irrespective of whether such supply is or such supplies are made to such first mentioned party or another person) - in particular, neither the Receivables Trustee nor Barclaycard Funding PLC shall (unless the contrary is expressly stated) be obliged to pay any amount in respect of VAT to Barclays Bank PLC (in addition to the consideration it has agreed to provide) in relation to any supply made by Barclays Bank
            PLC) and section 89 of the Value Added Tax Act 1994 shall not apply to affect the amount of such sums and the phrase "inclusive of VAT" shall be construed accordingly.

      (f) Any reference herein to any fee, cost, disbursement, expense or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into account in any calculation or computation shall, save where the context otherwise requires, include a reference to such part of such cost or expense as represents VAT.

      (g)   References to the parties hereto shall be construed so as to include
            its  and  any  subsequent   successors  and  permitted   assigns  in
            accordance with their respective interests.

                                    PART 2

                             EFFECT OF SUPPLEMENT

1.    CATEGORIES OF ADDITIONAL BENEFICIARIES AND DESIGNATION

      (a) Upon payment of the contribution to the Receivables Trust referred to in Clause 3(b) and the issue of a duly executed and authenticated Investor Certificate to the Series 03-1 Investor Beneficiary representing its Investor Interest in the Receivables Trust, the MTN Issuer will be designated as the Series 03-1 Investor Beneficiary, a Beneficiary of the Receivables Trust on the Closing Date by way of an Acquisition in accordance with Clause 4 of the Trust and Cash Management Agreement. The Series 03-1 Investor Beneficiary shall, for all purposes under the Trust and Cash Management Agreement, as supplemented by this Supplement, be beneficially entitled to Trust Property in an amount equal to the Initial Investor Interest being, for the purpose of calculation only, an amount equal to the Class A Initial Investor Interest, the Class B Initial Investor Interest and the Class C Initial Investor Interest together with its associated proportional entitlement to Finance Charge Receivables and other Trust Property;

      (b) In order for the Acquisition referred to in Clause 3(a) above to be effected the following amount shall be payable by the Series 03-1 Investor Beneficiary to the Receivables Trustee by depositing in the Trustee Acquisition Account on the Closing Date, the amount of {pound-sterling}[{circle}];

      (c) The Investor Certificate evidencing the beneficial entitlement of the Series 03-1 Investor Beneficiary in Trust Property shall be substantially in the form of Exhibit A to the Schedule;

      (d) Series 03-1 shall be included in Group One. Series 03-1 shall not be subordinated to any other Series.

2.    RIGHTS OF THE SERIES 03-1 INVESTOR BENEFICIARY

      Following the Acquisition referred to in Clause 3 above, the beneficial entitlement of the Series 03-1 Investor Beneficiary (the "SERIES 03-1 INVESTOR BENEFICIARY INTEREST"), shall be the aggregate of its beneficial entitlement referable to Class A, Class B and Class C, PROVIDED, HOWEVER, notwithstanding the beneficial entitlement to Trust Property of the Series 03-1 Investor Beneficiary Interest, as set out below, the Series 03-1 Investor Beneficiary Interest shall be beneficially entitled to all monies held in any Trust Account from time to time which are expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 03-1 Investor Beneficiary Interest (including, without limitation, monies deposited in the Principal Funding Account, the Reserve Account and the Spread Account and monies credited to the Series 03-1 Distribution Account ). For the purposes of determining that part of the Series 03-1 Investor Beneficiary Interest referable to Class A, Class B and Class C:

      (a)   CLASS A

            (i) The beneficial entitlement of the Series 03-1 Investor Beneficiary in Trust Property at any time up to and including the Series 03-1 Termination Date for the purposes of calculation treated as referable to Class A shall be as follows:

                  (A) in respect of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account which are allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class
                        A), equal to the proportion that the Class A Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account) from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that such entitlement shall not exceed the Class A Adjusted Investor Interest at any time;

                  (B) in respect of Finance Charge Collections with respect to any Monthly Period, equal to the proportion that the Class A Floating Allocation bears to the Investor Percentage of Finance Charge Collections for such Monthly Period credited to the Finance Charge Collections Ledger with respect to such Monthly Period PROVIDED, HOWEVER, that such entitlement shall not exceed the aggregate of the Class A Monthly Required Expense Amount plus the Class A Investor Default Amount, plus an amount equal to the Class A Servicing Fee, plus an amount equal to the Class A Cash Management Fee, plus the amounts allocated to Class A pursuant to Clauses 5.15(j), 5.15(l) and 5.15(m) of the Schedule for such Monthly Period; and

                  (C) all monies held in any Trust Account (other than the Trustee Collection Account, except in respect of the Class A Distribution Ledger, or the Trustee Acquisition Account) from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A.

                  Without prejudice to sub-paragraphs (A) to (C) above, the beneficial entitlement of the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A to any other Trust Property at any time shall be equal to the proportion that the Class A Adjusted

                  Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A shall not be beneficially entitled to (1) any monies held in any Trust Account from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B or Class C or another Series or any Beneficiary within such other Series or
                  (2) any Enhancement expressed to be available for certain Series (not including Series 03-1) or certain Classes (not including Class A, Series 03-1) within a Series only.

            (ii) The beneficial entitlement of the Series 03-1 Investor Beneficiary in Trust Property for the purpose of calculation treated as referable to Class A shall terminate on the day immediately following the Series 03-1 Termination Date.

      (b)   CLASS B

            (i) The beneficial entitlement of the Series 03-1 Investor Beneficiary to Trust Property at any time up to and including the Series 03-1 Termination Date for the purpose of calculation treated as referable to Class B, shall be as follows:

                  (A) in respect of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account which are allocated to the Series 03-1 Investor Beneficiary Interest and for the purpose of calculation treated as referable to Class B), equal to the proportion that the Class B Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property) from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that such entitlement shall not exceed the Class B Adjusted Investor Interest at any time;

                  (B) in respect of Finance Charge Collections with respect to any Monthly Period, equal to the proportion that the Class B Floating Allocation bears to the Investor Percentage of Finance Charge Collections for such Monthly Period credited to the Finance Charge Collections Ledger with respect to such Monthly Period PROVIDED, HOWEVER, that such entitlement shall not exceed the aggregate of the Class B Monthly Required Expense Amount plus the Class B

                        Investor Default Amount plus an amount equal to the Class B Servicing Fee plus an amount equal to the Class B Cash Management Fee, for such Monthly Period; and

                  (C) all monies held in any Trust Account (other than the Trustee Collection Account, except in respect of the Class B Distribution Ledger, or the Trustee Acquisition Account) from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 03-1 Investor Beneficiary Interest in respect of and for the purposes of calculation treated as referable to Class B.

                  Without prejudice to sub-paragraphs (A) to (C) above, the beneficial entitlement of the Series 03-1 Investor Beneficiary in respect of Class B to any other Trust Property at any time shall be equal to the proportion that the Class B Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that the Series 03-1 Investor Beneficiary in respect of Class B shall not be beneficially entitled to (1) any monies held in any Trust Account from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A or Class C or another Series or any Beneficiary within such other Series or (2) any Enhancement expressed to be available for certain Series (not including Series 03-1) or certain Classes (not including Class B, Series 03-1) within a Series only.

            (ii) The beneficial entitlement of the Series 03-1 Investor Beneficiary to Trust Property for the purposes of calculation treated as referable to Class B shall terminate on the day immediately following the Series 03-1 Termination Date.

      (c)   CLASS C

            (i) The beneficial entitlement of the Series 03-1 Investor Beneficiary to Trust Property at any time up to and including the Series 03-1 Termination Date for the purposes of calculation treated as referable to Class C, shall be as follows:

                  (A) in respect of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account which are allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class C), equal to the proportion that the Class C Adjusted Investor Interest bears to the amount of Principal Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property) which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that such entitlement shall not exceed the Class C Adjusted Investor Interest at any time;

                  (B) in respect of Finance Charge Collections with respect to any Monthly Period, equal to the proportion that the Class C Floating Allocation bears to the Investor Percentage of Finance Charge Collections for such Monthly Period credited to the Finance Charge Collections Ledger with respect to such Monthly Period PROVIDED, HOWEVER, that such entitlement shall not exceed the aggregate of the Class C Monthly Required Expense Amount plus the Class C Investor Default Amount plus an amount equal to the Class C Servicing Fee for such Monthly Period plus an amount equal to the Class C Cash Management Fee, plus the amount allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class C pursuant to Clause 5.15(k) of the Schedule; and

                  (C) all monies held in any Trust Account (other than the Trustee Collection Account, except in respect of the Class C Distribution Ledger, or the Trustee Acquisition Account) from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C.

                  Without prejudice to paragraphs (A) to (C) above, the beneficial entitlement of the Series 03-1 Investor Beneficiary in respect of Class C to any other Trust Property at any time shall be equal to the proportion that the Class C Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that the Series 03-1 Investor Beneficiary in respect of Class C shall not be beneficially entitled to (1) any monies held in any Trust Account from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 03-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class A or Class B or another Series or any Beneficiary within such other Series or
                  (2) any Enhancement expressed to be available for certain Series (not including Series 03-1) or certain Classes (not including Class C, Series 03-1) within a Series only.

            (ii) The beneficial entitlement of the Series 03-1 Investor Beneficiary to Trust Property for the purposes of calculation treated as referable to Class C shall terminate on the day immediately following the Series 03-1 Termination Date.

5.    CONSENT OF EXISTING BENEFICIARIES

      (a) Barclays Bank PLC, as the Transferor Beneficiary and Excess Interest Beneficiary and the MTN Issuer as Series 02-1 Investor Beneficiary being the existing Beneficiaries of the Receivables Trust, prior to the execution of this Supplement, hereby consent to the MTN Issuer becoming a Beneficiary of the Receivables Trust in its capacity as the Series 03-1 Investor Beneficiary pursuant to the terms of Clause 4 of the Trust and Cash Management Agreement and the provisions of this Supplement upon contribution of the amount referred to in Clause 3(b) above and the issue of a duly executed and authenticated Investor Certificate;

      (b) Barclays Bank PLC hereby consents to the creation by the MTN Issuer of an Encumbrance over its beneficial entitlement in the Receivables Trust in respect of Series 03-1 pursuant to the Security Trust Deed and MTN Cash Management Agreement executed in connection with the Related Debt as contemplated in the Prospectus; and

      (c) Barclays Bank PLC hereby consents to the creation by the Series 03-1 Issuer of an Encumbrance over its rights as a secured party in respect of the Related Debt relating to the beneficial entitlement of the MTN Issuer in the Receivables Trust in respect of Series 03-1 pursuant to the deed of charge executed by the Series 03-1 Issuer in connection with the Associated Debt as contemplated in the Series 03-1 Associated Debt Prospectus.

6.    THE DECLARATION OF RECEIVABLES TRUSTEE

      With the consent of each of the existing Beneficiaries of the Receivables Trust as set out in Clause 5(a), the Receivables Trustee hereby declares that (i) the MTN Issuer shall become a Beneficiary of the Receivables Trust in its capacity as the Series 03-1 Investor Beneficiary, with effect from the payment of the amounts referred to in Clause 3(b) above and the issue of a duly executed and authenticated Investor Certificate on the Closing Date or such other date as specified (and for the avoidance of doubt such time shall be prior to the undertaking of calculations and allocations of Trust Property by the Trust Cash Manager on the Closing
      Date), (ii) the Trust and Cash Management Agreement shall be supplemented and varied in the manner and to the extent set out below and the Trust and Cash Management Agreement shall from such time on the Closing Date be read and construed for all purposes as supplemented and varied as set out in the Schedule to this Supplement and the Receivables Trust shall be supplemented and varied accordingly:

      (a) Clause 1 of the Trust and Cash Management Agreement shall be supplemented and varied with respect to the MTN Issuer in its capacity as Investor Beneficiary by the addition of the definitions set out in Part 1 of the Schedule to this Supplement. In the event that any term or provision contained therein shall conflict with or be inconsistent with any provision contained in the Trust and Cash Management Agreement, the terms and provisions of the Schedule shall govern. All Part, Clause or sub-clause references in the Schedule shall be to the relevant Part, Clause or sub-clauses of the Trust and Cash Management Agreement, except as otherwise provided in the Schedule. All capitalised terms used in the Schedule which are not otherwise defined therein are defined in the Master Definitions Schedule. Each capitalised term defined in the Schedule shall relate only to Series 03-1 and no other Series;

      (b) for the purposes of Clause 4.4 of the Trust and Cash Management Agreement in respect of Series 03-1, the amounts referred to in Clause 3(b) above shall be allocated to Series 03-1 on the Closing Date by depositing the amount set out in Clause 3(b) above in the Trustee Acquisition Account and which amount so deposited shall constitute Investor Cash Available for Acquisition on the Closing Date;

      (c) for the purpose of clause 5.2(c) of the Declaration of Trust and Trust Cash Management Agreement, from the date of the Acquisition referred to in Clause 3(a) above until the end of the Monthly Period after the Monthly Period in which such Acquisition occurs, no funds standing to the credit of the Trustee Acquisition Account shall be paid to the Transferor Beneficiary (to accept an Offer, to pay for Future Receivables, to pay down the Transferor Interest, or for any other purpose);

      (d) for the purposes of Clause 9.2(b) of the Trust and Cash Management Agreement in respect of Series 03-1, the share of the Investor Cash Management Fee payable by the Receivables Trustee to the Trust Cash Manager which is to be met from payments made to the Receivables
            Trustee by Series 03-1 shall as provided in Clause 9(e) be calculated, allocated and paid in the manner set out in Part 3 of the Schedule;

      (e) for the purposes of Clause 2.2(b) of the Beneficiaries Servicing Agreement in respect of Series 03-1, the share of the Investor Servicing Fee payable by the Investor Beneficiaries to the Servicer which is to be met from payments to the Servicer by Series 03-1 shall be calculated, allocated and paid to the Investor Beneficiaries in the manner set out in Part 2 of the Schedule;

      (f) the amount of Acquired Interchange allocable to Series 03-1 shall be allocated and utilised in the manner set out in Part 2 of the Schedule;

      (g) for the purposes of Clause 7.15(b) of the Trust and Cash Management Agreement in respect of Series 03-1, the amount of the Aggregate Trustee Payment Amount payable by the Series 03-1 Investor Beneficiary in respect of Series 03-1 shall as provided in Clause 9(f) be calculated, allocated and paid in the manner set out in Part 4 of the Schedule;

      (h) for the purposes of Clause 5 of the Trust and Cash Management Agreement in respect of Series 03-1, Clauses 5.1, 5.2 and 5.3 shall be read in their entirety as provided in the Trust and Cash Management Agreement. Clause 5 (except for Clauses 5.1, 5.2 and 5.3 thereof) shall be read in its entirety as set out in Part 5 of the Schedule and shall be applicable only to the Beneficiary constituting Series 03-1;

      (i) for the purposes of Clause 9.5(b) of the Trust and Cash Management Agreement a Monthly Trust Cash Manager's Report relating to Series 03-1 shall be provided to the Receivables Trustee and the MTN Issuer, as Series 03-1 Investor Beneficiary, in the manner set out in Part 6 of the Schedule; and

      (j) for the purposes of Clause 6.2 of the Trust and Cash Management Agreement, the Series Pay Out Events applicable to Series 03-1 shall be the Series 03-1 Pay Out Events set out in Part 7 of the Schedule.

                                  PART 3

                          UNDERTAKINGS AND AGREEMENTS

7.    UNDERTAKING  BY THE  TRANSFEROR AS TO PERIODIC  FINANCE  CHARGES AND OTHER
      FEES

      The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as may be determined by the Transferor to be necessary in order for the Transferor to maintain its credit and charge card and related card business, (such determination being based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit and charge card and related card business in the United Kingdom as a whole, or in respect of Accounts relating to an Additional Jurisdiction, of the nature of competition in the credit and charge card and related card business in such Additional Jurisdiction as a whole), it shall not at any time reduce the Periodic Finance Charges assessed on Receivables existing or arising under any Designated Account or other fees on any Designated Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the then Expense Rate.

8.    UNDERTAKINGS BY BARCLAYS BANK PLC

      (a)   NON-PETITION

            Barclays  Bank PLC as  Transferor,  Transferor  Beneficiary,  Excess
            Interest Beneficiary and initial Servicer and Trust Cash Manager, hereby undertakes (and any Additional Transferor, by its definition as such, and any successor trust cash manager, by its appointment under the Trust and Cash Management Agreement, and any Successor Servicer, by its appointment under the Beneficiaries Servicing Agreement, shall each also undertake) to the Receivables Trustee or any successor trustee for itself and as trustee for each Beneficiary that it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any Investor Beneficiary (unless such Investor Beneficiary specifies otherwise in any related Supplement), the Receivables Trustee or any successor trustee of the Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgment against any such Persons.

      (b)   DISPOSALS

            Barclays Bank PLC as Transferor Beneficiary and Excess Interest Beneficiary hereby undertakes to each of the parties to this Supplement and to the Receivables Trustee for itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of its beneficial entitlement in the Receivables Trust except in accordance with
            Clause 3.7 of the Trust and Cash Management Agreement and acknowledges that any attempt to do so shall be void.

      (c)   VAT DE-GROUPING

            (i)   In this Clause 8(c):

                  (A) a "VAT GROUP" shall mean any group of which both Barclays Bank PLC and Barclaycard Funding PLC are treated as members for the purposes of sections 43 to 43C of the Value Added Tax Act 1994; and

                  (B) the term "REPRESENTATIVE MEMBER" shall be construed in accordance with section 43 of the Value Added Tax Act 1994.

            (ii) Barclays Bank PLC hereby undertakes to each of the parties to this Supplement and to the Receivables Trustee for itself and as trustee for each Beneficiary that (a) at any time when it is the representative member of a VAT Group, it shall and (b) at any time when a VAT Group exists but it is not the representative member of such VAT Group, it shall procure that the representative member of such VAT Group will:

                  (A) complete and furnish all returns in relation to VAT on importations, acquisitions and supplies made (or deemed to be made) or received in the United Kingdom by any person who is treated as a member of such VAT Group at such time in accordance with the legislative provisions then in force and within the time limits prescribed by law; and

                  (B) pay all VAT properly due to H M Customs & Excise from the representative member of such VAT Group, such payment to be made no later than the last day on which such payment can be made without giving rise to any interest or penalty, in each case having regard to the then prevailing procedures of the representative member with regard to the conduct of the VAT affairs of the VAT Group.

            (iii) Barclays Bank PLC hereby  undertakes to each of the parties to this Supplement and to the Receivables Trustee for itself and as trustee for each Beneficiary that, in the event that the rating of its short term senior unsecured indebtedness as rated by Standard & Poor's falls below A-1 or if the rating of its short term senior unsecured indebtedness as rated by Moodys falls below P-1, it shall:

                  (A) forthwith make an application to H M Customs & Excise for the MTN Issuer to cease to be treated as a member of the VAT Group with effect from the earliest time provided for by applicable law or as H M Customs & Excise may allow; and

                  (B) use its reasonable endeavours to secure that such application is (and remains) granted.

      (d)   LIMITED RECOURSE

            Barclays  Bank PLC as  Transferor,  Transferor  Beneficiary,  Excess
            Interest Beneficiary and initial Servicer and Trust Cash Manager, hereby undertakes (and any Additional Transferor, by its designation as such, and any successor trust cash manager, by its appointment under the Trust and Cash Management Agreement, and any Successor Servicer, by its appointment under the Beneficiaries Servicing Agreement shall each also undertake) to the Receivables Trustee or any successor Trustee for itself and as trustee for each Beneficiary that:

            (i) the obligations of the Receivables Trustee hereunder at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this Clause 8(d); and

            (ii) it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee and it acknowledges that the Receivables Trustee shall hold the benefit of the clause on trust for itself and its shareholders officers, agents and directors.

      (e)   CREDIT RATING

            Barclays Bank PLC hereby undertakes to notify Moodys in the event that:

            (i)   its long term rating, as rated by Moodys, falls below A2; or

            (ii)  the portfolio monthly payment rate falls below 12%.

      (f)   STAMP DUTY

            Barclays Bank PLC hereby undertakes that it will not make any further Offers pursuant to the terms of the Receivables Securitisation Agreement unless it has received an opinion from leading tax counsel in a form satisfactory to the Rating Agencies that no United Kingdom stamp duty will be chargeable in respect of any transfer made pursuant to such Offer.

9.    AGREEMENTS OF THE SERIES 03-1 INVESTOR BENEFICIARY

      (a)   USE OF TRUST PROPERTY BY RECEIVABLES TRUSTEE

            (i) The Series 03-1 Investor Beneficiary acknowledges and agrees that the Receivables Trustee or any successor trustee shall utilise Trust Property allocated to the Series 03-1 Investor Beneficiary in making payments for Receivables and otherwise in operating the Receivables Trust on the terms and subject to the conditions of the Trust and Cash Management Agreement and that the Series 03-1 Investor Beneficiary shall not be entitled to receive any distribution of Trust Property including any payments of monies, except to the extent and in the circumstances set out in the Trust and Cash Management Agreement and this Supplement.

            (ii) For the purposes of calculation only and for so long as the MTN Issuer is the Series 03-1 Investor Beneficiary, it is hereby agreed and acknowledged that for the purposes of
                  Clauses 5.16 and 5.17 of the Schedule, amounts allocated to the MTN Issuer as the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as being referable to a particular Class of the Related Debt may be treated for the purpose of calculation only, as being reallocated to another Class and that the Schedule, including, in particular but without limitation, Clauses 5.16 and 5.17 shall be read and construed accordingly. For the avoidance of doubt, nothing in this Supplement or the Schedule shall be construed as resulting in a reallocation of beneficial entitlement between Beneficiaries of the Receivables Trust.

      (b)   NON-PETITION

            The  Series  03-1  Investor  Beneficiary  hereby  undertakes  to the
            Receivables Trustee (and any successor trustee) for itself and as trustee for each other Beneficiary that it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any Investor Beneficiary (unless such Investor Beneficiary specifies otherwise in any related Supplement), the Receivables Trustee (or any successor trustee) or the Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgment against any such Persons.

      (c)   DISPOSALS

            (i) The Series 03-1 Investor Beneficiary undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of its beneficial entitlement in the Receivables Trust, except in accordance with Clause 3.7 of the Trust and Cash Management Agreement and acknowledges that any attempt to do so shall be void;

            (ii) without prejudice to the generality of Clause 9(c)(i) above, the MTN Issuer hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of any of the Related Debt if the effect of any such Disposal or Encumbrance could result in the Investor Interest being beneficially held by or charged to different persons and acknowledges that any attempt to do so shall be void.

      (d)   TAX

            (i) The MTN Issuer hereby confirms that upon becoming the Series 03-1 Investor Beneficiary it is beneficially entitled to the interest payable by the Obligors and is within the charge to corporation tax in respect of such interest for the purpose of
                  Section 349 of the Income and Corporation Taxes Act 1988;

            (ii) The MTN Issuer hereby confirms that it has a business establishment (for the purposes of Section 9 of the Value Added Tax Act 1994) in the United Kingdom which is either its sole business establishment (with no other fixed establishment anywhere else in the world) or is its business (or other fixed) establishment at which any services received by it as contemplated in the Relevant Documents are most directly used or to be used or, as the case may be, its business (or other fixed) establishment which is most directly concerned with any services supplied by it as contemplated in the Relevant Documents.

      (e)   INVESTOR TRUST CASH MANAGEMENT FEE

            The Series 03-1 Investor Beneficiary hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will pay to the Receivables Trustee from its own resources an amount equal to the portion of the Trust Cash Management Fee payable by the Receivables Trustee to the Trust Cash Manager pursuant to Clause 9.2(a) of the Trust and Cash Management Agreement to be met by the Receivables Trustee from payments to be made by the Beneficiaries to the Receivables Trustee in the circumstances and in the manner set out in Part 3 of the Schedule. The amount of any such payment to be made by the Series 03-1 Investor Beneficiary to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Part 3 of the Schedule. In the event the Series 03-1 Investor Beneficiary does not make such payment from other sources, the Receivables Trustee shall be entitled to be indemnified by the Beneficiaries for such non-payment from the Trust Property allocated to the Beneficiaries to the extent of monies available for such purpose as set out in Part 3 of the Schedule. Any amount payable under this Clause 9(e) shall be inclusive of VAT thereon, if applicable.

      (f)   INVESTOR TRUSTEE PAYMENT AMOUNT

            The Series 03-1 Investor Beneficiary hereby undertakes to the Receivables Trustee (by way of a contractual obligation owed by the Series 03-1 Investor Beneficiary to the Receivables Trustee, no other person and not as part of the terms of the Receivables Trust) that it will pay to the Receivables Trustee an amount equal to the portion of the Aggregate Trustee Payment Amount payable pursuant to Clause 7.16(b) of the Trust and Cash Management Agreement to be met by the Beneficiaries in the circumstances and in the manner set out in Part 4 of the Schedule. The amount of any such payment to be made by the Beneficiaries to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Part 4 of the Schedule. In the event the Beneficiaries do not make such payment from other sources, the Receivables Trustee shall be entitled to be indemnified for such non-payment from the Trust Property allocated to the Beneficiaries to the extent of monies available for such purpose as set out in
            Part 4 of the Schedule. Any amount payable under this Clause 9(f) shall be inclusive of VAT thereon if applicable.

      (g)   ADDITIONAL SUPPLEMENTS

            The Series 03-1 Investor Beneficiary consents and confirms as a Beneficiary of the Receivables Trust that, subject to Clause 4.3(b) of the Trust and Cash Management Agreement and the prior written consent of each of the Beneficiaries of the Receivables Trust (including the Series 02-1 Investor Beneficiary and the Series 03-1 Investor Beneficiary), the Receivables Trust may be supplemented and varied from time to time in accordance with the terms of additional Supplements.

      (h)   INVESTOR INDEMNITY AMOUNT

            (i) The Series 03-1 Investor Beneficiary hereby undertakes to the Receivables Trustee (by way of a contractual obligation owed by the Series 03-1 Investor Beneficiary to the Receivables Trustee and to no other person and not as part of the terms of the Receivables Trust) that it will pay to the Receivables Trustee an amount equal to the Aggregate Investor Indemnity Amount. The amount of any such payment to be made by the Series 03-1 Investor Beneficiary to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Clause 5.15(l) of the Schedule;

            (ii) It is acknowledged and agreed by each of the parties hereto that to the extent that the Series 03-1 Investor Beneficiary makes payment to the Receivables Trustee to enable it to make payment to the Transferor from other sources in respect of the amount referred to it in Clause 9(h)(i) above, such payment shall be treated as discharging pro tanto the obligations referred to in Clause 9(h)(i) above and that an amount shall be distributed to the Series 03-1 Investor Beneficiary in respect of Class A equal to the amount of such payment contemplated in Clause 5.14 of the Schedule.

      (i)   LIMITED RECOURSE

            The Series 03-1 Investor Beneficiary hereby undertakes to the Receivables Trustee (or any successor trustee) for itself and as trustee for each other Beneficiary that:

            (i) the obligations of the Receivables Trustee hereunder at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this Clause 9(i); and

            (ii) it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee and it acknowledges that the Receivables Trustee shall hold the benefit of this clause on trust for itself and its shareholder, officers, agents and directors.

10.   NEGATIVE COVENANTS OF THE SERIES 03-1 INVESTOR BENEFICIARY

      The Series 03-1 Investor Beneficiary shall not, save to the extent permitted by the Series 03-1 Relevant Documents (as defined below) or with the prior written consent of the Transferor Beneficiary in respect of any future Series:

      (a) create or permit to subsist any Encumbrance including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction upon the whole or any part of its present or future undertaking, assets or revenues (including uncalled capital);

      (b) carry on any business other than as described in the Series 03-1 Associated Debt Prospectus and in respect of that business shall not engage in any activity or do anything whatsoever except:

            (i) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Related Debt, the Trust and Cash Management Agreement, the Series 03-1
                  Supplement and any mandate regarding the Series 03-1 Distribution Account and the Security Trust Deed and MTN Cash Management Agreement (as each of such terms are defined in the Series 03-1 Associated Debt Prospectus), (all of such documents, together with the Prospectus, the "SERIES 03-1 RELEVANT DOCUMENTS");

            (ii) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Series 03-1 Relevant Documents; and

            (iii) perform any act incidental to or necessary in connection  with
                  (i) or (ii) above;

      (c) have or form, or cause to be formed, any subsidiary, subsidiary undertakings or undertakings of any other nature or have any employees or premises or have an interest in any bank account other than Trust Accounts and the Series 03-1 Distribution Account;

      (d) create, incur or suffer to exist any indebtedness (other than indebtedness permitted to be incurred under the terms of its articles of association and pursuant to or as contemplated in any of the Series 03-1 Relevant Documents) or give any guarantee in respect of any obligation of any Person;

      (e) repurchase any shares or declare or, to the extent permitted by law, pay any dividend or other distribution to its shareholders;

      (f) consolidate with or merge with or into any person or liquidate or dissolve on a voluntary basis;

      (g) waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of the Series 03-1 Relevant Documents, without the prior written consent of the Security Trustee (and, in the case of the calculation of interest and determination of any interest period for the purposes of the Related Debt, the Transferor Beneficiary and in the case of the Trust and Cash
            Management Agreement and the Series 03-1 Supplement, each of the Beneficiaries of the Receivables Trust; and

      (h) offer to surrender to any company any amounts which are available for surrender by way of group relief.

                                    PART 4

                                 MISCELLANEOUS

11.   GOVERNING LAW AND JURISDICTION

      (a)   GOVERNING LAW

            This Supplement shall be governed by, and construed in accordance with, the laws of England, and the obligations, rights and remedies of the parties hereunder (including the immunities and standard of care of the Receivables Trustee in the administration of the Receivables Trust hereunder) shall be determined in accordance with such laws.

      (b)   JURISDICTION

            (i) Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Supplement, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

            (ii) Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Supplement and agrees not to claim that any such court is not a convenient or appropriate forum.

            (iii) Each  party  hereto  (if it is not  incorporated  in  England)
                  irrevocably appoints the person specified against its name on the execution pages hereto to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Supplement maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

12.   NOTICES

      (a) Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by fax or letter.

      (b) Any communication, notice or document to be made or delivered by any one person to another pursuant to this Supplement shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by fax) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address PROVIDED, HOWEVER, that each fax communication made by one party hereto to another shall be made to that person at the fax number notified to such party by that other person from time to time:

            (i) in the case of Barclays Bank PLC (in whatever capacity) and the Receivables Trustee to the addresses specified in the Trust and Cash Management Agreement (and in the case of the Receivables Trustee with a copy to Barclays Bank PLC);

            (ii) in the case of Barclaycard Funding PLC to 54 Lombard Street, London EC3P 3AH, copied to Barclays Bank PLC at the address referred to in (i) above, Attention: The Directors;

            (iii) in the case of the Rating Agencies for the Associated Debt:

                  (A) in the case of Standard & Poor's to Standard & Poor's Ratings Group, 18 Finsbury Circus, London EC2M 7BP
                        Attention: Structured Finance Department;

                  (B) in the case of Moody's to Moody's Investors Service Limited, 2 Minster Court, Mincing Lane, London EC3R 7XB
                        Attention: Structured Finance.

13.   SEVERABILITY OF PROVISIONS

      If any one or more of the covenants, agreements, provisions or terms of this Supplement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplement and shall in no way affect the validity or enforceability of the other provisions of this Supplement or of the rights of the Series 03-1 Investor Beneficiary in the Receivables Trust.

14.   FURTHER ASSURANCES

      Each of Barclays Bank PLC and the MTN Issuer agrees, in whatever capacity hereunder, to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Receivables Trustee more fully to effect the purposes of this Supplement.

15.   NO WAIVER; CUMULATIVE REMEDIES

      No failure to exercise and no delay in exercising, on the part of any of the parties hereto, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

16.   COUNTERPARTS

      This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

17.   CONTRACT (RIGHTS OF THIRD PARTIES) ACT

      A person who is not a party to this Supplement has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Supplement but this does not affect any right or remedy of a third party which exists or is available apart from that act.

IN WITNESS WHEREOF the Receivables Trustee, Barclays Bank PLC (in its capacities as Transferor Beneficiary, Excess Interest Beneficiary, Trust Cash Manager, Servicer and Transferor) and Barclaycard Funding PLC (in its capacities as MTN Issuer, Series 99-1 Investor Beneficiary and Series 03-1 Investor Beneficiary) have caused this Supplement to be duly executed and delivered by their duly authorised representatives as a deed on the day and year first above written.

                                 THE SCHEDULE

             SUPPLEMENT TO THE TRUST AND CASH MANAGEMENT AGREEMENT
                           AND THE RECEIVABLES TRUST


                                    PART 1

                                  DEFINITIONS

DEFINITIONS

"ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest and (b) the Class B Adjusted Investor Interest and (c) the Class C Adjusted Investor Interest;

"AGGREGATE INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period;

"AGGREGATE INVESTOR INDEMNITY AMOUNT" shall mean, with respect to any Monthly Period, the sum of the Investor Indemnity Amounts in respect of such Monthly Period;

"APPLICABLE SERIES" shall mean, with respect to any date of determination, a Series with an Investor Interest of greater than zero;

"ASSOCIATED DEBT" means, collectively, the Class A Associated Debt, the Class B Associated Debt and the Class C Associated Debt;

"AVAILABLE INVESTOR PRINCIPAL COLLECTIONS" shall mean with respect to any Monthly Period, an amount equal to:

(a) the aggregate amount of Investor Principal Collections for such Monthly Period; MINUS

(b) the aggregate amount of Investor Cash Available for Acquisition which has been calculated (during the Revolving Period) pursuant to Clause
      5.05(a)(iv), (during the Controlled Accumulation Period) pursuant to Clause 5.05(b)(iv) and (during the Regulated Amortisation Period) pursuant to Clause 5.05(c)(iv), as the case may be, as being available to be utilised during such Monthly Period pursuant to Clauses 5.06(a) and 5.06(b) respectively; MINUS

(c) the amount of Reallocated Class C Principal Collections with respect to such Monthly Period which pursuant to Clause 5.16 are required to fund the Class A Required Amount or the Class B Required Amount; MINUS

(d) the amount of Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Clause 5.17 are required to fund the Class A Required Amount; PLUS

(e) the amount of Shared Principal Collections with respect to Group One that are allocated to Series 03-1 in accordance with Clause 5.18(c); PLUS

(f)   with respect to the Monthly Period in which the Rapid Amortisation  Period
      commences,   the  amount  of  Non-Utilised  Investor  Cash  Available  for
      Acquisition pursuant to Clause 5.06(c);

"AVAILABLE RESERVE ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit made or to be made pursuant to Clause 5.15(j) into the Reserve Account on such date) and (b) the Required Reserve Amount;

"AVAILABLE SPREAD ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Spread Account on such date (before giving effect to any deposit made or to be made pursuant to Clause 5.15(k) in the Spread Account on such date) and (b) the Required Spread Account Amount;

"BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in London, England or New York, New York are authorised or obliged by law or executive order to be closed.

"CALCULATION PERIOD" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or in the case of the first Distribution Date from and including the Closing Date) to but excluding such Distribution Date;

"CLASS A" shall mean for calculation purposes, the portion of the Related Debt treated as referable to the Class A Associated Debt;

"CLASS A ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(a)(v);

"CLASS A ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest MINUS that portion of the Principal Funding Account Balance allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A (in an amount not to exceed the Class A Investor Interest) on such date of determination;

"CLASS A ASSOCIATED DEBT" means the $[{circle}] Class A Asset Backed Floating Rate Notes due [{circle}] constituted by a trust deed dated [*] 2003 between the Series 03-1 Issuer and The Bank of New York;

"CLASS A AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class A Floating Allocation of Finance Charge Collections allocated to Series 03-1;

(b) the Class A Floating Allocation of amounts with respect to Acquired Interchange allocated to Series 03-1 and credited to the Finance Charge
      Collections Ledger for such Monthly Period (or to be credited to the Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Trust and Cash Management Agreement;

(c) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding Investment

      Proceeds pursuant to Clause 5.20(b)(iii)(B) (up to a maximum amount equal to the Class A Covered Amount), if any, with respect to the related Transfer Date; and

(d) amounts allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A, if any, to be withdrawn from the Reserve Account which will be credited to the Finance Charge Collections Ledger on the related Transfer Date pursuant to Clauses 5.22(b)(iii) and 5.22(d);

"CLASS A CASH MANAGEMENT FEE" means any Trust Cash Management Fee to be paid by the Receivables Trustee allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A pursuant to paragraph (b)(i) of Part 3 of this Schedule;

"CLASS A COVERED AMOUNT" shall mean an amount determined as of each Transfer Date with respect to any Calculation Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), and (b) the Class A Finance Rate in effect with respect to such Calculation Period, and (c) the Principal Funding Account Balance as of the last day of the Monthly Period preceding the Monthly Period in which such Calculation Period ends;

"CLASS A DEBT AMOUNT" means, with respect to any date of determination, an amount equal to the Class A Initial Investor Interest MINUS the aggregate amount of principal payments made to the Series 03-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class A PROVIDED, HOWEVER, that upon the Series 03-1 Termination Date, the Class A Debt Amount shall be an amount equal to zero;

"CLASS A DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class A Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class A Trustee Payment Amount and the MTN Issuer Costs Amount) over the amounts actually credited to the Class A Distribution Ledger for the payment of such amount in accordance with Clause 5.10(a)(iii);

"CLASS A DISTRIBUTION LEDGER" shall have the meaning specified in Clause 5.21(a)(i);

"CLASS A FINANCE RATE" means, in relation to any Calculation Period, the screen rate, or the arithmetic mean calculated to replace the screen rate, for three-month deposits, or for the first Calculation Period, the linear interpolation of one-month and two-month deposits, for pounds sterling in the London interbank market plus [{circle}] per cent;

"CLASS A FIXED ALLOCATION" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS A FLOATING ALLOCATION" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day

PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS A INITIAL INVESTOR INTEREST" shall mean the aggregate initial principal amount of beneficial entitlement to the Receivables Trust of the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A pursuant to Clause 3(a)(i) of the Series 03-1 Supplement, which is the sterling equivalent of US$[{circle}] as determined using the fixed exchange rate specified in the Class A Dollar Swap Agreement;

"CLASS A INVESTOR ALLOCATION" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Class A Fixed Allocation;

"CLASS A INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(a)(iii);

"CLASS A INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for the related Monthly Period;

"CLASS A INVESTOR INTEREST" shall mean, on any date of determination, a principal amount equal to:

(a)   the Class A Initial Investor Interest, MINUS

(b) the aggregate amount of principal payments made to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A from Trust Property (with the effect that the amount of principal beneficial entitlement of the Series 03-1 Investor Beneficiary in the Receivables Trust for the purposes of calculation treated as referable to Class A is reduced) prior to such date MINUS

(c)   the  excess,  if  any,  of  the  aggregate  amount  of  Class  A  Investor
      Charge-Offs pursuant to Clause 5.13(a)(iii) over Class A Investor Charge-Offs reinstated pursuant to Clause 5.15(b) prior to such date of determination,

PROVIDED, HOWEVER, that the Class A Investor Interest may not be reduced below zero;

"CLASS A MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(a)(iii);

"CLASS A MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing Principal Collections referable to Class A as calculated in accordance with Clause 5.08(a);

"CLASS A MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount as calculated in accordance with Clause 5.07(a);

"CLASS A REQUIRED AMOUNT" shall have the meaning specified in Clause 5.09(a);

"CLASS A SCHEDULED REDEMPTION DATE" shall mean the Series 03-1 Scheduled Redemption Date;

"CLASS A SERVICING FEE" shall have the meaning specified in paragraph (a)(ii) of
Part 2 of the Schedule;

"CLASS A TRUSTEE PAYMENT  AMOUNT" shall have the meaning  specified in paragraph
(a)(ii) of Part 4 of the Schedule;

"CLASS B" shall mean for calculation purposes, the portion of the Related Debt related to the Class B Associated Debt;

"CLASS B ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(b)(iv);

"CLASS B ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class B Investor Interest MINUS that portion of the Principal Funding Account Balance allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class B (in an amount not to exceed the Class B Investor Interest) on such date of determination;

"CLASS B ASSOCIATED DEBT" shall mean the $[{circle}] Class B Asset Backed Floating Rate Notes due [{circle}] constituted by a trust deed dated [*] 2003 between the Series 03-1 Issuer and The Bank of New York;

"CLASS B AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class B Floating Allocation of Finance Charge Collections allocated to Series 03-1; and

(b) the Class B Floating Allocation of amounts with respect to Acquired Interchange allocated to Series 03-1 and credited to the Finance Charge
      Collections Ledger for such Monthly Period (or to be credited to the Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Trust and Cash Management Agreement;

"CLASS B CASH MANAGEMENT FEE" means any Trust Cash Management Fee to be paid by the Receivables Trustee allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B pursuant to paragraph (b)(ii) of Part 3 of this Schedule;

"CLASS B DEBT AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class B Initial Investor Interest MINUS the aggregate amount of principal payments made to the Series 03-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class B PROVIDED, HOWEVER, that upon the Series 03-1 Termination Date, the Class B Debt Amount shall be an amount equal to zero;

"CLASS B DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class B Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class B Trustee Payment Amount) over the amount actually credited to the Class B Distribution Ledger for the payment of such amount in accordance with Clause 5.10(b)(ii);

"CLASS B DISTRIBUTION LEDGER" shall have the meaning specified in Clause 5.21(b)(i);

"CLASS B FINANCE RATE" means, in relation to any Calculation Period, the screen rate, or the arithmetic mean calculated to replace the screen rate, for three-month deposits, or for the first Calculation Period, the linear interpolation of one-month and two-month deposits, for pounds sterling in the London interbank market plus [{circle}] per cent.;

"CLASS B FIXED ALLOCATION" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS B FLOATING ALLOCATION" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS B INITIAL INVESTOR INTEREST" shall mean the aggregate initial principal amount of beneficial entitlement to the Receivables Trust of the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class B pursuant to Clause 3(a)(ii) of the Series 03-1 Supplement which is the sterling equivalent of U.S.$[{circle}] as determined using the fixed exchange rate specified in the Class B Dollar Swap Agreement;

"CLASS B INVESTOR ALLOCATION" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Class B Fixed Allocation;

"CLASS B INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(b)(ii);

"CLASS B INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for the related Monthly Period;

"CLASS B INVESTOR INTEREST" shall mean, on any date of determination, a principal amount equal to:

(a)   the Class B Initial Investor Interest, MINUS

(b) the aggregate amount of principal payments made to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B from Trust Property (with effect that the amount of principal beneficial entitlement of the Series 03-1 Investor Beneficiary in the Receivables Trust for the purposes of calculation treated as referable to Class B is reduced) prior to such date, MINUS

(c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to Clause 5.13(b)(ii), MINUS

(d) the aggregate amount of the Reallocated Class B Principal Collections allocated pursuant to Clause 5.17 on all prior Transfer Dates but excluding any reallocated Class B Principal Collections that have resulted in a reduction of the Class C Investor Interest, MINUS

(e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to Clause 5.13(a)(ii), PLUS

(e) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to Clause 5.15(d), for the purpose of reinstating amounts deducted pursuant to the foregoing clauses (c), (d) and (e),

PROVIDED, HOWEVER, that the Class B Investor Interest may not be reduced below zero;

"CLASS B MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(b)(ii);

"CLASS B MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing Principal Collections referable to Class B as calculated in accordance with Clause 5.08(b);

"CLASS B MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount calculated in accordance with Clause 5.07(b);

"CLASS B PRINCIPAL COMMENCEMENT DATE" shall be the first Distribution Date (1) for the Controlled Accumulation Period, on which an amount equal to the Class A Investor Interest has been deposited into the Principal Funding Account identified for the Series 03-1 Investor Beneficiary in respect of Class A; or
(2) during the Regulated Amortisation Period or the Rapid Amortisation Period, on which the Class A Investor Interest has been reduced to zero;

"CLASS B REQUIRED AMOUNT" shall have the meaning specified in Clause 5.09(b);

"CLASS B SCHEDULED REDEMPTION DATE" shall mean the Series 03-1 Scheduled Redemption Date;

"CLASS B SERVICING FEE" shall have the meaning specified in paragraph (a)(iii) of Part 2 of the Schedule;

"CLASS B TRUSTEE PAYMENT  AMOUNT" shall have the meaning  specified in paragraph
(a)(iii) of Part 4 of the Schedule;

"CLASS C" shall mean for calculation purposes the portion of Related Debt related to the Class C Associated Debt;

"CLASS C ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(c)(iv);

"CLASS C ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class C Investor Interest MINUS that portion of the Principal Funding Account Balance allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class C (in an amount not to exceed the Class C Investor Interest) on such date of determination;

"CLASS C ASSOCIATED DEBT" shall mean the $[{circle}] Class C Asset Backed Floating Rate Notes due [{circle}] constituted by a trust deed dated [*] 2003 between the Series 03-1 Issuer and The Bank of New York;

"CLASS C AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class C Floating Allocation of Finance Charge Collections allocated to Series 03-1; and

(b) the Class C Floating Allocation of amounts with respect to Acquired Interchange allocated to Series 03-1 and credited to the Finance Charge
      Collections Ledger for such Monthly Period (or to be credited to the Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Trust and Cash Management Agreement;

"CLASS C CASH MANAGEMENT FEE" means any Trust Cash Management Fee to be paid by the Receivables Trustee allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class C pursuant to paragraph (b)(iii) of Part 3 of this Schedule;

"CLASS C DEBT AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class C Initial Investor Interest MINUS the aggregate amount of principal payments made to the Series 03-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class C PROVIDED, HOWEVER, that upon the Series 03-1 Termination Date, the Class C Debt Amount shall be an amount equal to zero;

"CLASS C DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class C Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class C Trustee Payment Amount) over the amount actually credited to the Class C Distribution Ledger, for the payment of such amount on the related Transfer Date in accordance with Clause 5.15(f);

"CLASS C DISTRIBUTION LEDGER" shall have the meaning specified in Clause 5.21(c)(i);

"CLASS C FINANCE RATE" means, in relation to any Calculation Period, the screen rate, or the arithmetic mean calculated to replace the screen rate, for three-month deposits, or for the first Calculation Period, the linear interpolation of one-month and two-month deposits, for pounds sterling in the London interbank market plus [{circle}] per cent;

"CLASS C FIXED ALLOCATION" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS C FLOATING ALLOCATION" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class C Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class C Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS C INITIAL INVESTOR INTEREST" shall mean the aggregate initial principal amount of beneficial entitlement to the Receivables Trust of the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C pursuant to Clause 3(a)(iii) of the Series 03-1 Supplement which is the sterling equivalent of U.S.$[{circle}] as determined using the fixed exchange rate specified in the Class C Dollar Swap Agreement;

"CLASS C INVESTOR ALLOCATION" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Class C Fixed Allocation;

"CLASS C INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(c)(i);

"CLASS C INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class C Floating Allocation applicable for the related Monthly Period;

"CLASS C INVESTOR INTEREST" means, with respect to any date of determination, an amount equal to:

      (a)   the Class C Initial Investor Interest, MINUS

      (b) the aggregate amount of principal payments made to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C from Trust Property (with effect that the amount of principal beneficial entitlement of the Series 03-1 Investor Beneficiary in the Receivables Trust for the purposes of calculation treated as referable to Class C is reduced) prior to that date, including, for the avoidance of doubt, an amount equal to all Available Spread Account Amounts credited to the Class C Distribution Ledger in respect of the Class C Investor Interest on all prior Transfer Dates pursuant to Clauses 5.19(a)(iv)(B)(1)(bb), MINUS

      (c) the aggregate amount of Class C Investor Charge-Offs for all prior Transfer Dates, pursuant to Clause 5.13(c)(i), MINUS

      (d) the aggregate amount of Reallocated Class B Principal Collections allocated to the Class C Investor Interest and Reallocated Class C Principal Collections allocated pursuant to Clauses 5.16 and 5.17 on all prior Transfer Dates, MINUS

      (e) an amount equal to the amount by which the Class C Investor Interest has been reduced in order to cover Class A Investor Default Amounts and Class B Investor Default Amounts pursuant to Clauses 5.13(a)(i) and 5.13(b)(i), and PLUS

      (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to Clause 5.15(i) to reimburse amounts deducted pursuant to the foregoing clauses (c), (d) and (e) above plus the aggregate amount of withdrawals from the Spread Account pursuant to Clause 5.19(a)(iv)(B)(bb),

PROVIDED, HOWEVER that the Class C Investor Interest may not be reduced below zero;

"CLASS C MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(c)(ii);

"CLASS C MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing principal allocable to Class C as calculated in accordance with Clause 5.08(c);

"CLASS C MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount calculated in accordance with Clause 5.07(c);

"CLASS C PRINCIPAL COMMENCEMENT DATE" shall be the first Distribution Date (1) for the Controlled Accumulation Period, on which an amount equal to the aggregate of the Class A Investor Interest and the Class B Investor Interest has been deposited into the Principal Funding Account identified for the Series 03-1 Investor Beneficiary in respect of Class A and Class B, respectively; or (2) during the Regulated Amortisation Period or the Rapid Amortisation Period, on which the Class B Investor Interest has been reduced to zero;

"CLASS C RELEASE DATE" shall mean the first Distribution Date on which the Class A Investor Interest and the Class B Investor Interest have been reduced to zero;

"CLASS C SCHEDULED REDEMPTION DATE" shall mean the Series 03-1 Scheduled Redemption Date;

"CLASS C SERVICING FEE" shall have the meaning specified in paragraph (a)(iv) of
Part 2 of the Schedule;

"CLASS C TRUSTEE PAYMENT  AMOUNT" shall have the meaning  specified in paragraph
(a)(iv) Part 4 of the Schedule;

"CLOSING DATE" shall mean [*] 2003;

"CONTROLLED ACCUMULATION PERIOD" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on [{circle}], or such later date as is determined in accordance with Clause 5.11(f) and ending on the first to occur of (a) the commencement of the Regulated Amortisation Period or the Rapid Amortisation Period and (b) the Series 03-1 Termination Date;

"CONTROLLED ACCUMULATION PERIOD FACTOR" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all Applicable Series and the denominator of which is equal to the sum (without duplication) of (a) the Initial Investor Interest, (b) the initial investor interests of all Applicable Series (other than Series 03-1) in Group One (other than Companion Series) which are not expected to be in their revolving periods, and (c) the initial investor interests of all other Applicable Series which are not allocating Shared Principal Collections and are in their revolving periods;

"CONTROLLED ACCUMULATION PERIOD LENGTH" shall have the meaning specified in Clause 5.11(f);

"CONTROLLED ACCUMULATION SHORTFALL" shall initially mean zero and shall thereafter mean, with respect to any Transfer Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Transfer Date over the aggregate amount deposited into the Principal Funding Account pursuant to Clause 5.11(b) with respect to the Series 03-1 Investor Beneficiary in respect of Class A, Class B, and Class C for the previous Monthly Period;

"CONTROLLED DEPOSIT AMOUNT" shall mean:

(a) for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest, the sum of the sterling equivalent of (i) U.S.$[{circle}] PROVIDED, HOWEVER, that if the Controlled Accumulation Period Length is determined to be less than 12 months pursuant to Clause 5.11(f), the amount calculated for the Controlled Deposit Amount in this paragraph (i) for each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest will be equal to (A) the product of (1) the Initial Investor Interest and (2) the Controlled Accumulation Period Factor for such Monthly Period divided by (B) the Required Accumulation Factor Number plus any Controlled Accumulation Shortfall PROVIDED, FURTHER, HOWEVER that the amount calculated for the Controlled Deposit Amount for each Transfer Date may not exceed the Maximum Controlled Deposit Amount without the prior written instructions of the Beneficiaries, and (ii) the Controlled Accumulation Shortfall for such Transfer Date; and

(b) for any Transfer Date with respect to the Regulated Amortisation Period, the sum of the sterling equivalent of (i) U.S.$[{circle}] or, if greater, the Maximum Controlled Deposit Amount, and (ii) the Controlled Accumulation Shortfall for such Transfer Date;

"CUMULATIVE SERIES PRINCIPAL SHORTFALL" shall mean the sum of the Series Principal Shortfalls (as such term is defined in the related Supplement) for each Series in Group One;

"DAILY PRINCIPAL SHORTFALL" shall mean, on any date of determination, the excess of the Group One Monthly Principal Payment for the Monthly Period relating to such date over the amount of Principal Collections processed to date for such Monthly Period allocable to all Applicable Series in Group One, which is not subject to reallocation and which are credited or to be credited in the Principal Collection Ledger on such date;

"DEFICIENCY AMOUNT" shall mean, at any time of determination, the sum of the Class A Deficiency Amount, the Class B Deficiency Amount and the Class C Deficiency Amount;

"DETERMINATION DATE" means the date falling two Business Days before a Transfer Date;

"DISTRIBUTION DATE" shall mean [*] 2003 or, if [*] 2003 is not a Business Day, the next succeeding Business Day and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day;

"EXCESS PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date for the Controlled Accumulation Period or the first Transfer Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceeds the Class A Covered Amount as determined for such Transfer Date;

"EXCESS SPREAD" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to Clauses 5.10(a)(vi), 5.10(b)(iv) and 5.10(c)(iii);

"EXPENSE RATE" shall mean the annualised percentage equivalent of a fraction (A) the numerator of which is the sum of: (1) the Class A Monthly Required Expense Amount, the Class B

Monthly Required Expense Amount and the Class C Monthly Required Expense Amount, each for the related Monthly Period plus (2) an amount equal to the Investor Servicing Fee actually payable and (3) an amount equal to the Investor Trust Cash Management Fee actually payable each with respect to the related Monthly Period and (B) the denominator of which is the Investor Interest as of the Record Date preceding such Transfer Date;

"EXPENSES LOAN AGREEMENT" means the agreement so named dated [*] 2003;

"FIXED INVESTOR PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a) the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period; and

(b)   the denominator of which is the greater of:

      (i) (A) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust determined as of the close of business on the last day of the prior Monthly Period plus (B) Unavailable Principal Collections credited to the Principal Collections Ledger on such date of determination; and

      (ii) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Principal Receivables which are Eligible Receivables for all Applicable Series on such date of determination,

      PROVIDED, HOWEVER, that with respect to any Monthly Period in which an Addition Date occurs, the amount in paragraph (b)(i)(A) above hereof shall be:

      (A) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date; and

      (B) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust at the beginning of the day on the related Addition Date after adjusting for the aggregate amount of Principal Receivables which are Eligible Receivables added to the Receivables Trust on the related Addition Date, for the period from and including the related Addition Date to and including the last day of such Monthly Period;

      PROVIDED ALSO that, in respect of any Monthly Period when the Floating Investor Percentage is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Floating Investor Percentage will be zero;

"FLOATING INVESTOR PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a) the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest); and

(b)   the denominator of which is the greater of:

      (i) (A) the aggregate amount of Principal Receivables which are Eligible Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust (taking into account Principal Receivables to be transferred on the Closing Date) as of close of business on the day immediately preceding the Closing Date and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables which are Eligible Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period) plus (B) any Unavailable Principal Collections standing to the credit of the Trustee Collection Account and credited to the Principal Collections Ledger on such date; and

      (ii) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Finance Charge Receivables or Receivables in Defaulted Accounts at any time or Principal Receivables which are Eligible Receivables during the revolving period, as applicable, for all Applicable Series on such date of determination,

      PROVIDED, HOWEVER, that with respect to any Monthly Period in which an Addition Date occurs, the amount in sub-paragraph (b)(i)(A) above shall be:

      (A) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date; and

      (B) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust as of the beginning of the day on the related Addition Date after adjusting for the aggregate amount of Principal Receivables which are Eligible Receivables added to the Receivables Trust on the related Addition Date, for the period from and including the related Addition Date to and including the last day of such Monthly Period;

      PROVIDED ALSO that, in respect of any Monthly Period when the Floating Investor Percentage is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Floating Investor Percentage will be zero;

"GROUP ONE" shall mean Series 03-1 and each other Series specified in the related Supplement to be included in Group One;

"GROUP ONE MONTHLY PRINCIPAL PAYMENT" shall mean with respect to any Monthly Period, for all Applicable Series in Group One (including Series 03-1) which are in an Amortisation Period or an Accumulation Period (as such terms are defined in the Master Definitions Schedule), the sum of:

(a) the Controlled Deposit Amount for the related Transfer Date for any Series in its Controlled Accumulation Period or its Regulated Amortisation Period (as such terms are defined in the related supplements for all Series in Group One);

(b) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in Group One in its Rapid Amortisation Period (as such terms are defined in the related supplements for all Series in Group One); and

(c) such other amounts as may be specified in the related Series supplements for all Series in Group One;

"INITIAL INVESTOR INTEREST" shall mean {pound-sterling}[{circle}];

"INVESTOR BENEFICIARY" shall mean an Investor Beneficiary which is described as such in any Series Supplement (as defined in the Master Definitions Schedule);

"INVESTOR CASH AVAILABLE FOR ACQUISITION" shall mean, on any date of determination, the amount allocated to the Investor Beneficiaries which may be utilised to fund the purchase of beneficial entitlement to Receivables as set out in Clause 5.06;

"INVESTOR CHARGE-OFF" shall mean a Class A Investor Charge-Off, a Class B Investor Charge-Off or a Class C Investor Charge-Off, or any of them;

"INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and
(b) the Floating Investor Percentage on the day such Account became a Defaulted Account;

"INVESTOR INDEMNITY AMOUNT" shall mean, with respect to any Transferor Section 75 Indemnity Claim, an amount equal to the product of (a) the Transferor Section 75 Indemnity Claim (in an amount not to exceed the amount of the related Credit Advance) and (b) the Floating Investor Percentage on the day such Transferor
Section 75 Indemnity Claim was made;

"INVESTOR INTEREST" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest, and (c) the Class C Investor Interest each as of such date;

"INVESTOR PERCENTAGE" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Fixed Investor Percentage PROVIDED, HOWEVER, that in respect of any Monthly Period when the Investor Interest is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Investor Percentage shall be zero;

"INVESTOR PRINCIPAL COLLECTIONS" shall mean, with respect to any Monthly Period, the sum of:

(a) the aggregate amount credited to the Principal Collections Ledger for such Monthly Period pursuant to Clauses 5.05 (a)(ii), (iii) and (iv), 5.05(b)(ii), (iii) and (iv) (taking into account Clauses 5.05(b)(v)), 5.05(c)(ii), (iii) and (iv) (taking into account Clauses 5.05(c)(v)) or 5.05(d)(ii) (taking into account Clause 5.05(d)(iii)), (as the case may be) in each case, as applicable to such Monthly Period;

(b) the aggregate amount to be treated as Investor Principal Collections pursuant to Clauses 5.10(a)(v) and 5.15(b), (c)(ii), (d), (h) and (i) for such Monthly Period; plus

(c)   the aggregate amount of Unavailable  Principal Collections credited to the
      Principal   Collections   Ledger  to  be  treated  as  Investor  Principal
      Collections pursuant to Clause 5.05(e)(ii);

"INVESTOR SERVICING FEE" shall have the meaning specified in paragraph (a)(i) of
Part 2 of the Schedule;

"INVESTOR  TRUST CASH  MANAGEMENT  FEE" has the meaning  specified  in paragraph
(a)(i) of Part 3 of the Schedule;

"INVESTOR  TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph
(a)(i) of Part 4 of the Schedule;

"MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the interests of Series 03-1 Investor Beneficiary which shall be construed to include the interests of any holders of Related Debt and Associated Debt;

"MAXIMUM CONTROLLED DEPOSIT AMOUNT" shall mean an amount equal to one-twelfth of the aggregate amount of all the initial investor interests of all Applicable Series in Group One (excluding Companion Series) that are expected to be in their revolving periods;

"MONTHLY LOAN EXPENSES AMOUNT" shall mean with respect to any Transfer Date, the amount equal to any monthly interest accrual which is due and payable, including any amount outstanding from previous Transfer Dates, if any, under the Expenses Loan Agreement;

"MONTHLY PERIOD" shall have the meaning specified in the Trust and Cash Management Agreement, except that the first Monthly Period, it shall begin on and include the Closing Date and shall end on and include [*] 2003;

"MTN ISSUER" shall mean Barclaycard Funding PLC;

"MTN ISSUER COSTS AMOUNT" means the amounts certified by the Security Trustee as being required to pay the fees, costs and expenses of the MTN Issuer referable to Series 03-1 accrued due and payable on any Transfer Date (including the fees, costs and expenses of the Security Trustee and any Receiver appointed pursuant to the Security Trust Deed and Cash Management Agreement) plus any such fees, costs and expenses remaining unpaid for previous Transfer Dates plus, in each case where relevant, VAT thereon;

"NON-UTILISED INVESTOR CASH AVAILABLE FOR ACQUISITION" shall have the meaning specified in Clause 5.06(c);

"NOTE TRUSTEE" shall mean The Bank of New York, London Branch;

"PAY OUT COMMENCEMENT DATE" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Clause 6.1 of the Trust and Cash Management Agreement or a Series 03-1 Pay Out Event is deemed to occur pursuant to Clause
6.2 of the Trust and Cash Management Agreement (as Clause 6.2 is set out in Part 7 of the Schedule);

"PORTFOLIO ADJUSTED YIELD" shall mean, with respect to any Transfer Date commencing on and including the Transfer Date falling in [*] 2003, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Expense Rate from the Portfolio Yield for each Monthly Period;

"PORTFOLIO YIELD" shall mean, with respect to any Monthly Period, the annualised percentage equivalent of a fraction,

(a)   the numerator of which is an amount equal to the sum of:

      (i) the amount of Finance Charge Collections credited to the Finance Charge Collections Ledger and allocable to Series 03-1 for such Monthly Period (excluding any Collections in respect of Annual Fee Receivables contemplated by (ii) below), PLUS

      (ii) the amount, if any, credited to the Finance Charge Collections Ledger with respect to Annual Fee Receivables for such Monthly Period, PLUS

      (iii) the amount of Acquired Interchange credited to the Finance Charge Collections Ledger and allocable to Series 03-1, PLUS

      (iv) the Principal Funding Investment Proceeds credited to the Finance Charge Collections Ledger pursuant to Clause 5.20(b)(iii) on the Transfer Date related to such Monthly Period, up to the Class A Covered Amount, PLUS

      (v) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) credited to the Finance Charge Collections Ledger pursuant to Clause 5.22(d) on the Transfer Date relating to such Monthly Period, PLUS

      (vi) the Reserve Investment Proceeds credited to the Finance Charge Collections Ledger pursuant to Clause 5.22(b)(iii) on the Transfer Date relating to such Monthly Period, MINUS

      (vii) the Aggregate Investor Default Amount for such Monthly Period; and

(b) the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period;

"PRINCIPAL FUNDING ACCOUNT" shall have the meaning set out in Clause 5.20(a)(i);

"PRINCIPAL FUNDING ACCOUNT BALANCE" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination;

"PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first
Transfer Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date;

"PRINCIPAL FUNDING INVESTMENT SHORTFALL" shall mean, with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first
Transfer Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Class A Covered Amount determined as of such Transfer Date;

"QUARTERLY EXCESS SPREAD PERCENTAGE" means, with respect to any Determination Date, an amount equal to the percentage equivalent of a fraction, the numerator of which is the average Portfolio Yield for the immediately preceding three Monthly Periods and the denominator of which is the average Expense Rate for the immediately preceding three Monthly Periods; PROVIDED, HOWEVER, that with respect to the first three Monthly Periods, the Quarterly Excess Spread Percentage shall be [{circle}]%.

"RAPID AMORTISATION PERIOD" shall mean the Amortisation Period commencing on the Pay Out Commencement Date (other than a Pay Out Commencement Date resulting solely from a Regulated Amortisation Trigger Event) and ending on the earlier to occur of (a) the Series 03-1 Termination Date and (b) the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8;

"RATING AGENCIES" shall mean Moody's and Standard & Poor's and "RATING AGENCY" shall mean any one of them;

"RATING AGENCY CONDITION" shall mean the notification in writing by each Rating Agency to the Transferor, the Servicer and the Receivables Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of any outstanding Associated Debt with respect to which it is a Rating Agency;

"REALLOCATED CLASS B PRINCIPAL COLLECTIONS" shall mean, with respect to any Transfer Date, Principal Collections calculated by reference to the Class B Investor Interest but which are to be applied as Finance Charge Collections in accordance with Clause 5.17 in an amount not to exceed the product of:

(a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date; and

(b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date; and

(c) an amount equal to the aggregate amount of Principal Collections with respect to the Monthly Period relating to such Transfer Date,

PROVIDED, HOWEVER, that such amount shall not exceed the Class B Investor Interest after giving effect to any unreinstated Class B Investor Charge-Offs as of such Transfer Date;

"REALLOCATED CLASS C PRINCIPAL COLLECTIONS" shall mean, with respect to any Transfer Date, Principal Collections calculated by reference to the Class C Investor Interest but which are to be applied as Finance Charge Collections in accordance with Clause 5.16 in an amount not to exceed the product of:

(a) the Class C Investor Allocation with respect to the Monthly Period relating to such Transfer Date; and

(b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date; and

(c) an amount equal to the aggregate amount of Principal Collections with respect to the Monthly Period relating to such Transfer Date,

PROVIDED, HOWEVER, that such amount shall not exceed the Class C Investor Interest after giving effect to any unreinstated Class C Investor Charge-Offs as of such Transfer Date;

"RECORD DATE" shall mean, with respect to any Distribution Date (including, for the avoidance of doubt, any Distribution Date) and any Transfer Date, the last Business Day of the preceding Monthly Period;

"REGULATED AMORTISATION PERIOD" shall mean the Amortisation Period commencing on the occurrence of a Regulated Amortisation Trigger Event and ending on the earlier to occur of (a) the commencement of the Rapid Amortisation Period; and
(b) the Series 03-1 Termination Date;

"REGULATED AMORTISATION TRIGGER EVENT" shall have the meaning specified in Part 7 of the Schedule;

"RELATED DEBT" shall mean the Series 03-1 MTN;

"REQUIRED ACCUMULATION FACTOR NUMBER" shall be equal to a fraction, rounded up to the nearest whole number the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Designated Accounts for the 12 months preceding the date of such calculation;

"REQUIRED RESERVE AMOUNT" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to

(a)   [0.5]% of the Class A Investor Interest; or

(b)   any other amount designated by the Transferor Beneficiary,

PROVIDED, HOWEVER, that if such designation is of a lesser amount, the Transferor Beneficiary shall (i) provide the Trust Cash Manager and the Receivables Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Receivables Trustee a certificate of an authorised officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor Beneficiary, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect of Series 03-1 PROVIDED, FURTHER, HOWEVER, that no such designation shall be effective without the prior written agreement of all the other Beneficiaries;

"REQUIRED SPREAD ACCOUNT AMOUNT" will be determined on each Determination Date, and shall mean the product of (i) the Spread Account Percentage in effect on such date and (ii) during (A) the Revolving Period or the Controlled Accumulation Period, the Adjusted Investor Interest, and (B) the Regulated
Amortisation Period or the Rapid Amortisation Period, the Adjusted Investor Interest as of the last day of the Revolving Period or, as the case may be, Controlled Accumulation Period; PROVIDED, that in no event will the Required Spread Account Amount exceed the Class C Debt Amount (after taking into account any payments to be made on the related Distribution Date);

"RESERVE ACCOUNT" shall have the meaning specified in Clause 5.22(a)(i);

"RESERVE ACCOUNT FUNDING DATE" shall mean the Transfer Date which occurs not later than the earliest of:

(a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period;

(b) the first Transfer Date for which the Portfolio Adjusted Yield is less than [0.5]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 12 months prior to the commencement of the Controlled Accumulation Period;

(c) the first Transfer Date for which the Portfolio Adjusted Yield is less than [1.0]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 6 months prior to the commencement of the Controlled Accumulation Period; or

(d) the first Transfer Date for which the Portfolio Adjusted Yield is less than [1.8]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 4 months prior to the commencement of the Controlled Accumulation Period;

"RESERVE ACCOUNT SURPLUS" shall mean, with respect to any Transfer Date, on or after the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Amount;

"RESERVE DRAW AMOUNT" shall have the meaning specified in Clause 5.22(c);

"RESERVE INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date;

"REVOLVING PERIOD" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date;

"SCHEDULE" shall mean the Schedule to the Supplement;

"SECURITY TRUSTEE" means The Bank of New York in its capacity as Security Trustee under the Security Trust and MTN Cash Management Agreement;

"SERIES PRINCIPAL SHORTFALL" shall mean with respect to any Transfer Date, the excess, if any, of:

(a)   (i)   with   respect   to   any   Transfer   Date  during  the  Controlled
            Accumulation  Period  or  the  Regulated  Amortisation  Period,  the
            Controlled Deposit Amount for such Transfer Date; and

      (ii) with respect to any Transfer Date during the Rapid Amortisation Period, the Investor Interest

OVER

(b) the Investor Principal Collections for the related Monthly Period minus the Reallocated Class B Principal Collections and Reallocated Class C Principal Collections for such Transfer Date;

"SERIES SERVICING FEE PERCENTAGE" shall mean [0.75]% or such other percentage agreed between the Investor Beneficiary and the Servicer to apply whilst Barclaycard is the Servicer pursuant to Clause 2.2(a) of the Beneficiaries Servicing Agreement;

"SERIES TRUST CASH MANAGEMENT FEE" means {pound-sterling}[6,000] per annum;

"SERIES 03-1 ASSOCIATED DEBT PROSPECTUS" shall mean the approved listing particulars of the Associated Debt dated [*] 2003 for a listing on the London Stock Exchange and as filed with the Securities and Exchange Commission of the United States pursuant to Rule 424(b)(4) promulgate under the United States Securities Act of 1933, as amended;

"SERIES 03-1 DISTRIBUTION ACCOUNT" shall mean a bank account in the name of the Series 03-1 Investor Beneficiary to be used for the purpose of receiving amounts distributable to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A, Class B and Class C from the Receivables Trust;

"SERIES 03-1 EXTRA AMOUNT" means, for any Transfer Date, an amount equal to the product of (a) a fraction, the numerator of which is the actual number of days in the Calculation Period with respect to the related Distribution Date and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), (b) [{circle}] per cent., and (c) the Investor Interest, determined as of the Record Date preceding such Transfer Date;

"SERIES 03-1 INVESTOR BENEFICIARY" means the entity in which the Series 03-1 Investor Beneficiary Interest is vested pursuant to this Supplement, being Barclaycard Funding PLC;

"SERIES 03-1 ISSUER" means Gracechurch Card Funding (No.3) PLC as Issuer of the Associated Debt and its successors and assigns as holder of the Related Debt;

"SERIES 03-1 MTN CERTIFICATE" means the medium term note issued by the MTN Issuer in respect of Series 03-1 on [*] 2003;

"SERIES 03-1 PAY OUT EVENT" shall have the meaning specified in Part 7 of the Schedule;

"SERIES 03-1 RELEVANT DOCUMENTS" shall have the meaning specified in Clause 10(b)(i) of the Supplement;

"SERIES 03-1 SCHEDULED REDEMPTION DATE" shall mean the Distribution Date falling in [{circle}];

"SERIES 03-1 TERMINATION DATE" shall mean the earlier to occur of (a) the Distribution Date on which the Investor Interest is reduced to zero, or (b) the Distribution Date falling in [{circle}];

"SHARED PRINCIPAL COLLECTIONS" shall mean either;

(a) the amount allocated to the Investor Beneficiaries which may be applied to the Series Principal Shortfall with respect to other Applicable Series in Group One; or

(b) the amounts allocated to other Applicable Series in Group One which the applicable supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to Series 03-1;

"SPREAD ACCOUNT" shall have the meaning specified in Clause 5.19(a)(i);

"SPREAD ACCOUNT PERCENTAGE" shall be determined as follows: (i) if the Quarterly Excess Spread Percentage on such Determination Date is greater than [4.5] per cent. the Spread Account Percentage for such Determination Date shall be [0.0] per cent.; (ii) if the Quarterly Excess Spread Percentage on such Determination Date is greater than [4.0] per cent. but less than or equal to [4.5] per cent., the Spread Account Percentage on such Determination Date shall be [1.0] per cent.; (iii) if the Quarterly Excess Spread Percentage on such Determination Date is greater than [3.5] per cent. but less than or equal to [4.0] per cent., the Spread Account Percentage on such Determination Date shall be [1.5] per cent.; (iv) if the Quarterly Excess Spread Percentage on such Determination Date is greater than [3.0] per cent. but less than or equal to [3.5] per cent., the Spread Account Percentage on such Distribution Date shall be [2.0] per cent.; and (v) if the Quarterly Excess Spread Percentage on such Determination Date is equal to or less than [3.0] per cent., the Spread Account Percentage for such Determination Date shall be [2.5] per cent.;

"SPREAD ACCOUNT SURPLUS" shall mean, with respect to any Transfer Date, the amount, if any, by which the Available Spread Account Amount exceeds the Required Spread Account Amount;

"SUPPLEMENT" shall mean this Series 03-1 Supplement;

"SWAP AGREEMENT" shall mean the agreement dated on or about the Closing Date between the Series 03-1 Issuer, the Swap Counterparty and the Note Trustee, which provides for certain receipts of the Series 03-1 Issuer under and/or in respect of the Related Debt denominated in sterling to be converted into dollars, and vice versa by the Swap Counterparty and for certain other payments to be made in dollars by the Swap Counterparty and in dollars by the Series 03-1 Issuer;

"SWAP COUNTERPARTY" shall mean Barclays Bank PLC in its capacity as counterparty in respect of the Swap Agreement and its successors and assigns;

"TOTAL   WITHDRAWAL   AMOUNT"  shall  have  the  meaning   specified  in  Clause
5.19(a)(iv)(B)(1);

"TRANSFER DATE" for the purposes of this Supplement, is the same date as each Distribution Date;

"TRUSTEE PAYMENT AMOUNT" means the Class A Trustee Payment Amount, the Class B Trustee Payment Amount and the Class C Trustee Payment Amount or any of them as the context requires;

"UNAVAILABLE   PRINCIPAL   COLLECTIONS"  shall  mean  the  aggregate  amount  of
Unavailable Investor Principal Collections and Unavailable Transferor Principal Collections credited to the Principal Collections Ledger;

"UNAVAILABLE TRANSFEROR PRINCIPAL COLLECTIONS" shall have the meaning specified in Clause 5.05(e)(i).

                                    PART 2

        SERVICING COMPENSATION AND ALLOCATION OF ACQUIRED INTERCHANGE

SERVICING COMPENSATION

(a)   (i)   On  each  Transfer  Date,  the Receivables Trustee shall allocate to the Beneficiaries  constituting Series 03-1 from amounts credited to the Finance  Charge  Collections  Ledger for Series 03-1  amounts to enable such Beneficiaries to meet payments of Investor Servicing Fee to the  Servicer  pursuant  to Clause  2.2(b)  of the  Beneficiaries
            Servicing  Agreement in the amounts and in the circumstances set out below PROVIDED,  HOWEVER,  that, to the extent not otherwise paid by the Beneficiaries constituting Series 03-1 pursuant to Clause 2.2(b)
            of the Beneficiaries  Servicing  Agreement,  the Receivables Trustee
            shall   utilise  such  amounts   credited  to  the  Finance   Charge
            Collections  Ledger to which the Beneficiaries  constituting  Series
            03-1 are beneficially entitled in meeting on behalf of such Beneficiaries the share of the Servicing Fee allocable to Series
            03-1 with respect to such  Transfer  Date (the  "INVESTOR  SERVICING
            FEE") being an amount equal to the sum of one-twelfth of the product of (1) the Series Servicing Fee Percentage and (2) the Adjusted
            Investor Interest as of the last day of the Monthly Period preceding such Transfer Date (such amount to be inclusive of VAT thereon, if any) PROVIDED, HOWEVER, that with respect to the first Transfer Date after the date of execution of the Series 03-1 Supplement, the Investor Servicing Fee shall be equal to {pound-sterling}[{circle}]
            (such amount to be inclusive of VAT thereon, if any).

      (ii) The portion of the Series 03-1 Investor Servicing Fee allocable to the Series 03-1 Investor Beneficiary in respect of the Class A Investor Interest with respect to any Transfer Date (the "CLASS A SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Class A Floating Allocation, (b) the Series Servicing Fee Percentage and (c) the Adjusted Investor Interest as of the last day of the prior Monthly Period (such amount to be inclusive of VAT thereon, if any).

      (iii) The portion of the Series 03-1 Investor Servicing Fee allocable to the Series 03-1 Investor Beneficiary in respect of the Class B Investor Interest with respect to any Transfer Date (the "CLASS B SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Class B Floating Allocation, (b) the Series Servicing Fee Percentage and (c) the Adjusted Investor Interest as of the last day of the prior Monthly Period (such amount to be inclusive of VAT thereon, if any).

      (iv) The portion of the Series 03-1 Investor Servicing Fee allocable to the Series 03-1 Investor Beneficiary in respect of the Class C Investor Interest with respect to any Transfer Date (the "CLASS C SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Class C Floating Allocation, (b) the Series Servicing Fee Percentage and (c) the Adjusted Investor Interest as of the last day of the prior Monthly Period (such amount to be inclusive of VAT thereon, if any).

(b) Except as specifically provided in paragraph (a) of this Part 2 above, the Servicing Fee not allocated to Series 03-1 shall be paid out of the cash flows from the Receivables Trust allocated to the Transferor Beneficiary or other Applicable Series (as provided in the related Supplements), and for the avoidance of doubt, in no event shall the Receivables Trust, the Receivables Trustee or the Series 03-1 Investor Beneficiary be liable therefor. The Servicing Fee allocable to Series 03-1 will be payable as follows:

      (i) the Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(a)(iv) and Clause 5.15(a) (after taking into account Reallocated Class B Principal Collections and Reallocated Class C Principal Collections);

      (ii) the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(b)(iii) and Clause 5.15(c) (taking into account Reallocated Class C Principal Collections); and

      (iii) the Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(c)(ii).

ALLOCATION OF ACQUIRED INTERCHANGE

(c) Following the Transferor having notified the Receivables Trustee and the Trust Cash Manager, on or prior to each Transfer Date of the amount of Acquired Interchange for the Monthly Period preceding such Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the amount of such Acquired Interchange allocable to Series 03-1 with respect to such Monthly Period, as described in this Clause as follows:

      (i) such amount of Acquired Interchange allocable to Series 03-1 shall be equal to the products of (A) the total amount of Acquired Interchange paid or payable to the Transferor with respect to such Monthly Period and (B) the Floating Investor Percentage; and

      (ii) on each Transfer Date, following the Transferor having paid the amount of the Acquired Interchange to the Receivables Trustee, the Receivables Trustee acting on the advice of the Trust Cash Manager shall credit to the Finance Charge Collections Ledger, in immediately available funds, the amount of Acquired Interchange allocable to Series 03-1 with respect to the preceding Monthly Period.

                                    PART 3

   TRUST CASH MANAGEMENT COMPENSATION AND ALLOCATION OF ACQUIRED INTERCHANGE

TRUST CASH MANAGEMENT COMPENSATION

(a) On each Transfer Date, the Receivables Trustee shall, to the extent not otherwise paid by the Beneficiaries constituting Series 03-1 pursuant to Clause 9(e) of the Supplement, be entitled to utilise such amounts credited to the Finance Charge Collections Ledger to which the Beneficiaries constituting Series 02-1 are beneficially entitled in meeting payments of the Investor Trust Cash Management Fee to the Receivable Trustee to fund payments by the Receivables Trustee of the Trust Cash Management Fee to the Trust Cash Manager pursuant to Clause 9.2 of the Trust and Cash Management Agreement in the amounts and in the circumstances set out below:

      (i) the portion of the Trust Cash Management Fee allocable to Series 03-1 with respect to such Transfer Date (the "INVESTOR TRUST CASH MANAGEMENT FEE") shall be equal to one-twelfth of the Series Trust Cash Management Fee (such amount to be inclusive of VAT thereon, if any) Provided, however, that with respect to the first Transfer Date after the execution of the Series 03-1 Supplement, the Investor Trust Cash Management Fee shall be {pound-sterling}[{circle}] (such amount to be inclusive of VAT thereon if any);

      (ii) the Investor Trust Cash Management Fee shall be calculated as notionally referable to the Class A Investor Interest, or if the Class A Investor Interest is zero, the Class B Investor Interest, or if the Class B Investor Interest is zero, the Class C Investor Interest.

      Any payments made pursuant to or by reference to this paragraph (a) shall satisfy the obligations of the Series 03-1 Investor Beneficiary to make payments to the Receivables Trustee in respect of Series 03-1 as set out in Clause 9(e) of this Supplement.

(b) Except as specifically provided in paragraph (a) of this Part 2 above, the Trust Cash Management Fee not allocated to Series 03-1 shall be paid out of the cash flows from the Receivables Trust allocated to the Transferor or other Applicable Series (as provided in the related Supplements), and for the avoidance of doubt, in no event shall the Receivables Trust, the Receivables Trustee or Series 03-1 be liable therefor to any further extent. The Trust Cash Management Fee allocable to Series 03-1 will be payable as follows:

      (i) if the Class A Investor Interest is greater than zero, then solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(a)(iv) and Clause 5.15(a) (after taking into account Reallocated Class B Principal Collections and Reallocated Class C Principal Collections);

      (ii) if the Class A Investor Interest is zero and the Class B Investor Interest is greater than zero, then solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(b)(iii) and Clause 5.15(c) (taking into account Reallocated Class C Principal Collections); and

      (iii) if the Class A Investor Interest and the Class B Investor Interest are zero and the Class C Investor Interest is greater than zero, then solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(c)(ii).

(c) Notwithstanding any other provision of this Supplement or the Trust and Cash Management Agreement, in the event that any part of the Investor Trust Cash Management Fee is treated for VAT purposes as the consideration for a supply of services by the Receivables Trustee to the Series 03-1 Investor Beneficiary which is subject to the reverse charge provided for under section 8 of the Value Added Tax Act 1994, the amount of such Investor Trust Cash Management Fee shall be reduced to such amount as, with the addition of the amount of VAT for which the Series 03-1 Investor Beneficiary is liable to account to H M Customs & Excise, shall equal the original amount of such Investor Trust Cash Management Fee, and the Receivables Trustee shall pay the amount of the reduction to H M Customs & Excise on behalf of the Series 03-1 Investor Beneficiary to meet such liability to account for such amount of VAT.

                                    PART 4

                            TRUSTEE PAYMENT AMOUNT

TRUSTEE PAYMENT AMOUNT

(a) On each Transfer Date the Receivables Trustee shall (to the extent that such amounts are not paid by the Beneficiaries from other sources pursuant to Clause 7.15) utilise the beneficial entitlement of the Series 03-1 Investor Beneficiary to amounts credited to the Finance Charge Collections Ledger in meeting the Aggregate Trustee Payment Amount as contemplated pursuant to Clause 7.15 of the Trust and Cash Management Agreement in the amounts and in the circumstances set out below:

      (i) the portion of the Aggregate Trustee Payment Amount allocable to Series 03-1 with respect to such Transfer Date (the "INVESTOR TRUSTEE PAYMENT AMOUNT") shall be equal to the aggregate of the proportion of each Trustee Payment Amount which relates to Series 03-1 (the proportion of each Trustee Payment Amount allocable to Series 03-1 being equal to the product of (1) a fraction, the numerator of which is the Investor Interest as of the last day of the Monthly Period preceding such Transfer Date and the denominator of which is the aggregate of the Investor Interests of each Series in respect of which such aggregate Trustee Payment Amount was incurred and (2) each relevant Trustee Payment Amount as has been certified to the Trust Cash Manager by the end of any Monthly Period as being accrued due and payable in respect of such Monthly Period);

      (ii) the portion of the Investor Trustee Payment Amount allocable to the Class A Investor Interest (the "CLASS A TRUSTEE PAYMENT AMOUNT") shall be equal to the product of (A) the Class A Floating Allocation and (B) the Investor Trustee Payment Amount for such Transfer Date;

      (iii) the portion of the Investor Trustee Payment Amount allocable to the Class B Investor Interest (the "CLASS B TRUSTEE PAYMENT AMOUNT") shall be equal to the product of (A) the Class B Floating Allocation and (B) the Investor Trustee Payment Amount for such Transfer Date; and

      (iv) the portion of the Investor Trustee Payment Amount allocable to the Class C Investor Interest (the "CLASS C TRUSTEE PAYMENT") shall be equal to the product of (A) the Class C Floating Allocation and (B) the Investor Trustee Payment Amount for such Transfer Date.

(b) Except as specifically provided in paragraph (a) of this Part 4 above, the Aggregate Trustee Payment Amount not allocated to Series 03-1 shall be paid out of the cash flows from the Receivables Trust allocated to other Applicable Series (as provided in the related Supplements), and, for the avoidance of doubt, in no event shall the Receivables Trust or Series 03-1 be liable therefor. The Aggregate Trustee Payment Amount allocable to Series 03-1 will be payable as follows:

(i) the Class A Trustee Payment Amount shall be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(a)(i) and Clause 5.15(a) (taking into account Reallocated Class B Principal Collections and Reallocated Class C Principal Collections);

      (ii) the Class B Trustee Payment Amount shall be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(b)(i) and Clause 5.15(c) (taking into account Reallocated Class C Principal Collections); and

      (iii) the Class C Trustee Payment Amount shall be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(c)(i).

(c) Notwithstanding any other provision of this Supplement or the Trust and Cash Management Agreement, in the event that any part of the Trustee Payment Amount is treated for VAT purposes as the consideration for a supply of services by the Receivables Trustee to the Series 03-1 Investor Beneficiary which is subject to the reverse charge provided for under section 8 of the Value Added Tax Act 1994, the amount of such shall be reduced to such amount as, with the addition of the amount of VAT for which the Series 03-1 Investor Beneficiary is liable to account to H M Customs & Excise, shall equal the original amount of such Trustee Payment Amount and the Receivables Trustee shall pay the amount of the reduction to H M Customs & Excise on behalf of the Series 03-1 Investor Beneficiary to meet such liability to account for such amount of VAT.

                                    PART 5

        ADDITION TO CLAUSE 5 OF THE TRUST AND CASH MANAGEMENT AGREEMENT

ALLOCATION AND APPLICATION OF COLLECTIONS

5.04  RIGHTS OF ADDITIONAL BENEFICIARY TO COLLECTIONS

      (a) The Series 03-1 Investor Beneficiary, shall be beneficially entitled, in the amounts specified herein, to that portion of Principal Collections and Finance Charge Collections allocated to the Series 03-1 Investor Beneficiary together with funds on deposit in the Trust Accounts, which are expressly segregated for such Series 03-1 Investor Beneficiary Interest.

      (b) In certain circumstances Collections constituting Trust Property to which the Series 03-1 Investor Beneficiary is beneficially entitled will be for the purposes of calculation treated as referable to:

            (i) Class B on a subordinated basis to the calculation for allocation of Collections constituting Trust Property to Class A; and

            (ii) Class C on a subordinated basis to the calculation for allocation of Collections constituting Trust Property to Class A and Class B.

5.05  ALLOCATIONS

      (a)   ALLOCATIONS DURING THE REVOLVING PERIOD

            During the Revolving Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account allocate to Series 03-1 and credit to the relevant ledgers in the Trustee Collection Account the following amounts as set out below:

            (i) credit to the Finance Charge Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Finance Charge Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing to be applied in accordance with Clause 5.10.

            (ii) credit to the Principal Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Principal Collections, (B) the Floating Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, secondly in accordance with Clause 5.11(a)(i) and then in accordance with Clause 5.06(a);

            (iii) credit to the Principal  Collections  Ledger  (identified  for
                  Series 03-1) an amount equal to the product of (A) the Class B Investor Allocation on the

                  Date of Processing of such Principal Collections, (B) the Floating Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.17, secondly in accordance with Clause 5.11(a)(i) and then in accordance with Clause 5.06(a); and

            (iv) credit to the Principal Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Class A Investor Allocation on the Date of Processing of such Principal Collections, (B) the Floating Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed in respect of Principal Receivables on such Date of Processing, first to be utilised in accordance with Clause 5.11(a)(i) and then to be applied in accordance with Clause 5.06(a), PROVIDED, HOWEVER, that only amounts credited to the Principal Collections Ledger after the Daily Principal Shortfall is satisfied shall be available to be utilised as Investor Cash Available for Acquisition on such date.

      (b)   ALLOCATIONS DURING THE CONTROLLED ACCUMULATION PERIOD

            During the Controlled Accumulation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account, allocate to Series 03-1 and credit to the relevant ledgers in the Trustee Collection Account the following amounts as set out below:

            (i) credit to the Finance Charge Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Finance Charge Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing to be applied in accordance with Clause 5.10;

            (ii) credit to the Principal Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, secondly, in accordance with Clause 5.11(b)(i) to (viii) and then in accordance with Clause 5.06(b);

            (iii) credit to the Principal  Collections  Ledger  (identified  for
                  Series 03-1) an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with

                  Clause 5.17, secondly, in accordance with Clause 5.11(b)(i) to
                  (viii) and then in accordance with Clause 5.06(b);

            (iv) credit to the Principal Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Class A Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing, first, to be retained to the extent it is required to be utilised in accordance with Clause 5.11(b)(i) to (viii) on the next Transfer Date and, then, to be applied in accordance with Clause 5.06(b) PROVIDED,
                  HOWEVER, that only amounts credited to the Principal Collections Ledger after the Daily Principal Shortfall is satisfied shall be utilised as Investor Cash Available for Acquisition on such date; and

            (v)   in the  event  that  the  amount  credited  to  the  Principal
                  Collections Ledger (identified for Series 03-1) during any Monthly Period less the amount of Investor Cash Available for Acquisition calculated pursuant to Clause 5.05(b)(iv) exceeds the sum of (A) the Adjusted Investor Interest as of the close of business on the last day of the prior Monthly Period (taking into account any deposits to be made into the Principal Funding Account or any amounts credited to the Class B Distribution Ledger or the Class C Distribution Ledger, any Investor Charge-Offs and any other adjustments to the Investor Interest in each case on the Transfer Date with respect to such Monthly Period) and (B), without duplication of (A)
                  above, any Reallocated Class B Principal Collections and any Reallocated Class C Principal Collections relating to the Monthly Period in which such amounts are credited then the Receivables Trustee acting on the advice of the Trust Cash Manager shall utilise such amount in accordance with Clause
                  5.2(f)(i)(B) of the Declaration of Trust and Trust Cash Management Agreement PROVIDED, HOWEVER, that the amount to be so credited for the Transferor Beneficiary pursuant to this Clause 5.05(b)(v) with respect to any Relevant Date shall be allocated to the Transferor Beneficiary but shall be transferred to the Transferor Beneficiary only if the Transferor Interest on such Relevant Date is greater than zero after giving effect to the inclusion in the Receivables Trust of all Receivables created on or prior to such Relevant Date and the application of payments referred to in Clause 5.2(c) and otherwise shall be considered as Unavailable Transferor Principal Collections to be utilised in accordance with Clause 5.05(e); PROVIDED, FURTHER, that in no event shall the amount allocable to the Transferor Beneficiary pursuant to this Clause 5.05(b)(v) be greater than the Transferor Interest on such Relevant Date.

      (c)   ALLOCATIONS DURING THE REGULATED AMORTISATION PERIOD

            During the Regulated Amortisation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection

            Account, allocate to Series 03-1 and credit to the relevant ledgers in the Trustee Collection Account the following amounts as set out below:

            (i) credit to the Finance Charge Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Finance Charge Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing to be applied in accordance with Clause 5.10;

            (ii) credit to the Principal Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, secondly, in accordance with Clause 5.11(b)(i) to (viii) and then in accordance with Clause 5.06(b);

            (iii) credit to the Principal  Collections  Ledger  (identified  for
                  Series 03-1) an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.17, secondly, in accordance with Clause 5.11(b)(i) to (viii) and then in accordance with Clause 5.06(b);

            (iv) credit to the Principal Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Class A Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing, first, to be retained to the extent it is required to be utilised in accordance with Clause 5.11(b)(i) to (viii) on the next Transfer Date and, then, to be applied in accordance with Clause 5.06(b) PROVIDED,
                  HOWEVER, that only amounts credited to the Principal Collections Ledger after the Daily Principal Shortfall is satisfied shall be utilised as Investor Cash Available for Acquisition on such date; and

            (v)   in the  event  that  the  amount  credited  to  the  Principal
                  Collections Ledger (identified for Series 03-1) during any Monthly Period less the amount of Investor Cash Available for Acquisition calculated pursuant to Clause 5.05(c)(iv) exceeds the sum of (A) the Adjusted Investor Interest as of the close of business on the last day of the prior Monthly Period (taking into account any amounts credited to the Class A Distribution Ledger, the Class B Distribution Ledger or the Class C Distribution Ledger, any Investor Charge-Offs and any other adjustments to the Investor Interest in each case on the Transfer Date with respect to such Monthly Period) and

                  (B), without duplication of (A) above, any Reallocated Class B Principal Collections and any Reallocated Class C Principal Collections relating to the Monthly Period in which such amounts are credited then the Receivables Trustee acting on the advice of the Trust Cash Manager shall utilise such amount in accordance with Clause 5.2(f)(I)B of the Declaration of Trust and Trust Cash Management Agreement PROVIDED, HOWEVER, that the amount to be so credited for the Transferor Beneficiary pursuant to this Clause 5.05(c)(v) with respect to any Relevant Date shall be allocated to the Transferor
                  Beneficiary but shall be transferred to the Transferor Beneficiary only if the Transferor Interest on such Relevant Date is greater than zero after giving effect to the inclusion in the Receivables Trust of all Receivables created on or prior to such Relevant Date and the application of payments referred to in Clause 5.2(c) and otherwise shall be considered as Unavailable Transferor Principal Collections to be utilised in accordance with Clause 5.05(e); PROVIDED, FURTHER, that in no event shall the amount allocable to the Transferor Beneficiary pursuant to this Clause 5.05(c)(v) be greater than the Transferor Interest on such Relevant Date.

      (d)   ALLOCATIONS DURING THE RAPID AMORTISATION PERIOD

            During the Rapid Amortisation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account, allocate to Series 03-1 and credit to the relevant ledgers in the Trustee Collection Account the following amounts as set out below:

            (i) credit to the Finance Charge Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Finance Charge Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing to be applied in accordance with Clause 5.10;

            (ii) credit to the Principal Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, secondly, in accordance with Clause 5.11(b)(i) to (viii);

            (iii) credit to the Principal  Collections  Ledger  (identified  for
                  Series 03-1) an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, and secondly, in accordance with Clause 5.11(b)(i) to (viii);

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

            (iv) credit to the Principal Collections Ledger (identified for Series 03-1) an amount equal to the product of (A) the Class A Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.17, and secondly, in accordance with Clause 5.11(b)(i) to (viii); and

            (v)   in the  event  that  the  amount  credited  to  the  Principal
                  Collections Ledger (identified for Series 03-1) during any Monthly Period exceeds the sum of (A) the Investor Interest as of the close of business on the last day of the prior Monthly Period (taking into account any amounts credited to the Class A Distribution Ledger, Class B Distribution Ledger and Class C Distribution Ledger on the Transfer Date relating to such Monthly Period, any related Investor Charge-Offs and any other adjustments to the Investor Interest on such related Transfer Date with respect to such Monthly Period) and (B) any Reallocated Class B Principal Collections and Reallocated Class C Principal Collections relating to the Monthly Period in which such amount is credited then the Receivables Trustee acting on the advice of the Trust Cash Manager shall utilise such amount in accordance with Clause 5.2(f)(i)(B) of the Declaration of Trust and Trust Cash Management Agreement PROVIDED, HOWEVER, that the amount to be so credited for the Transferor Beneficiary pursuant to this Clause 5.05(d)(v) with respect to any Relevant Date shall be allocated to the Transferor Beneficiary but shall be transferred to the Transferor Beneficiary only if the Transferor Interest on such Relevant Date is greater than zero (after giving effect to the inclusion in the Receivables Trust of all Receivables created on or prior to such Relevant Date and the application of payments referred to in Clause 5.2(c) and otherwise shall be considered as Unavailable Transferor Principal Collections to be utilised in accordance with Clause 5.05(e); PROVIDED, FURTHER, that in no event shall the amount allocable to the Transferor Beneficiary pursuant to this Clause 5.05(d)(v) be greater than the Transferor Interest on such Relevant Date.

      (e)   UNAVAILABLE PRINCIPAL COLLECTIONS

            (i) Any Principal Collections not paid to the Transferor Beneficiary because of the limitations contained in Clauses 5.05(b)(v), 5.05(c)(v) and 5.05(d)(v) ("UNAVAILABLE TRANSFEROR PRINCIPAL COLLECTIONS") shall be allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A or (as the case may be) Series 03-1 and shall remain credited to the Principal Collections Ledger (identified for the benefit of Class A or (as the case may be) Series 03-1 as Unavailable Principal Collections).

            (ii)  For  each  Transfer  Date  with  respect  to  the   Controlled
                  Accumulation Period, the Regulated Amortisation Period, or the Rapid Amortisation

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

                  Period, any Unavailable Principal Collections which have arisen to paragraph 5.05(e)(i) above and which are credited to the Principal Collections Ledger and identified for the benefit of Class A or (as the case may be) Series 03-1 on such Transfer Date shall be included in the Investor Principal Collections which to the extent available shall be distributed as Available Investor Principal Collections to be applied pursuant to Clause 5.11(b) on such Transfer Date.

            (iii) Any Unavailable Investor Principal Collections, arising during the Revolving Period shall be allocated to the Transferor Beneficiary but shall be transferred to the Transferor Beneficiary on any Business Day when, and only to the extent that, the Transferor Interest on such Business Day is greater than zero as set out in Clause 5.2(f)(i)(c) of the Declaration of Trust and Trust Cash Management Agreement and until such time shall represent Unavailable Principal Collections identified for the Transferor Beneficiary.

            (iv) For the avoidance of doubt, following any allocation of Unavailable Principal Collections to any Beneficiary, such
                  Unavailable Principal Collections so allocated shall in no circumstances be reallocated to any other Beneficiary.

      (f)   CREDITS TO LEDGERS

            With respect to Series 03-1, and notwithstanding anything in the Trust and Cash Management Agreement or this Supplement to the contrary, the Trust Cash Manager will only be required to make credits in the relevant ledger in the Trustee Collection Account in respect of Collections deposited in the Trustee Collection Account up to the required amount to be credited to any such ledger.

      (g)   APPROPRIATION OF FEES

            Where the amounts of Finance Charge Collections which fall to be allocated between the Beneficiaries in respect of any Transfer Date comprise any amount (the "FEE AMOUNT") in respect of Annual Fees, Transaction Fees or Special Fees and on such Transfer Date any amount (the "DEPOSIT AMOUNT") is required to be deposited in the Reserve Account pursuant to Clause 5.15(j) or the Spread Account pursuant to Clause 5.15(k), amounts representing the fee amount shall be treated as being appropriated to the deposit amount after all other applications of such Finance Charge Collections PROVIDED THAT this Clause 5.05(g) shall have no effect on the allocation of any amounts between the Beneficiaries.

5.06  INVESTOR CASH AVAILABLE FOR ACQUISITION

      (a)   INVESTOR CASH AVAILABLE FOR ACQUISITION DURING THE REVOLVING PERIOD

            During the Revolving Period immediately following the allocations in Clause 5.05(a) and on the Closing Date the Receivables Trustee shall regard as Investor Cash Available for Acquisition ("INVESTOR CASH AVAILABLE FOR ACQUISITION")

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

            (avoiding any double-counting) each of (i) the amounts paid to the Trustee Acquisition Account on the Closing Date pursuant to Clause 3(b) of the Supplement, (ii) the aggregate amount credited to the Principal Collections Ledger pursuant to Clause 5.05(a)(iv) which has been identified to be so applied and (iii) on each Transfer Date during the Revolving Period, the amount to be treated as Investor Cash Available for Acquisition pursuant to Clause 5.11(a)(ii). Such Investor Cash Available for Acquisition shall be utilised as follows:

            (i) by allocating such amounts to the Series 03-1 Investor Beneficiary to the extent required to enable the Series 03-1 Investor Beneficiary to fund the Receivables Trustee in making payments to the Transferor in respect of any Offer the Receivables Trustee has determined to accept pursuant to Clause 5.2(c)(i) or in respect of Future Receivables pursuant to Clause 5.2(c)(ii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii), PROVIDED, HOWEVER, that no amount of Investor Cash Available for Acquisition shall be used to fund that portion of the amount payable to the Transferor which is in respect of Ineligible Receivables;

            (ii) to the extent any Investor Cash Available for Acquisition is not utilised in funding the Receivables Trustee pursuant to
                  (i) above, to be allocated to the Transferor Beneficiary in order to increase the proportion of the beneficial interest of the Investor Beneficiary in the Eligible Receivables Pool and to decrease the proportion of the beneficial interest of the Transferor Beneficiary in the Eligible Receivables Pool pro tanto pursuant to Clauses 3.3 and 5.2(c)(iii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii); and

            (iii) the balance, if any, following the utilisation  referred to in
                  (i) and  (ii)  above  will be  allocated  to the  Series  03-1
                  Investor Beneficiary Interest in the manner set out in provisos (A) and (B) below and will remain credited to the Principal Collections Ledger as Investor Cash Available for Acquisition to be utilised on the next and following Business Days

            PROVIDED, HOWEVER, that:

            (A) in the event that the aggregate Investor Cash Available for Acquisition of all Applicable Series (including Series 03-1) exceeds on any Relevant Date the aggregate of (A) amounts payable to the Transferor on such Relevant Date by way of Purchase Price or pursuant to Clause 5.1 of the RSA; and (B) the Transferor Interest on such Relevant Date then the amount of the Investor Cash Available for Acquisition of Series 03-1 to be utilised on such day pursuant to paragraphs (i) and (ii) above shall be reduced by an amount equal to the product of
                  (X) a fraction, the numerator of which is the Investor Cash Available for Acquisition of Series 03-1 and the denominator of which is the aggregate Investor Cash

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

                  Available for Acquisition of each Applicable Series (including Series 03-1) and (Y) the amount of the excess identified above; and

            (B) any Investor Cash Available for Acquisition not utilised during any Monthly Period shall be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A to the extent that the Class A Adjusted Investor Interest is greater than zero and thereafter to Class B to the extent that the Class B Adjusted Investor Interest is greater than zero and thereafter to Class C but shall, subject to Clause 5.06(c), be utilised in accordance with this Clause 5.06(a) on the next and following Business Days.

      (b) INVESTOR CASH AVAILABLE FOR ACQUISITION DURING THE CONTROLLED ACCUMULATION PERIOD OR THE REGULATED AMORTISATION PERIOD

            During the Controlled Accumulation Period immediately following the allocations in Clause 5.05(b) or during the Regulated Amortisation Period immediately following the allocations in Clause 5.05(c) the Receivables Trustee shall regard as Investor Cash Available for Acquisition (avoiding any double-counting) each of (i) the aggregate amount credited to the Principal Collections Ledger pursuant to (during the Controlled Accumulation Period) Clause 5.05(b)(iv) or (during the Regulated Amortisation Period) Clause 5.05(c)(iv) which has been identified to be so applied and (ii) on each Transfer Date during the Controlled Accumulation Period or the Regulated
            Amortisation Period the amount to be treated as Investor Cash Available for Acquisition pursuant to Clause 5.11(b)(ix) (which have been identified to be so applied). Such Investor Cash Available for Acquisition shall be utilised as follows:

            (i) by allocating such amounts to the Series 03-1 Investor Beneficiary Interests to the extent required to enable such Investor Beneficiaries to fund the Receivables Trustee in making payments to the Transferor in respect of any Offer the Receivables Trustee has determined to accept pursuant to Clause 5.2(c)(i) or in respect of Future Receivables pursuant to Clause 5.2(c)(ii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii) PROVIDED, HOWEVER, that no amount of Investor Cash Available for Acquisition shall be used to fund that portion of the amount payable to the Transferor which is in respect of Ineligible Receivables;

            (ii) to the extent any Investor Cash Available for Acquisition is not utilised in funding the Receivables Trustee pursuant to
                  (i) above, to be allocated to the Transferor Beneficiary in order to increase the proportion of the beneficial interest of the Investor Beneficiaries in the Eligible Receivables Pool and to decrease the proportion of the beneficial interest of the Transferor Beneficiary in the Eligible Receivables Pool pro tanto pursuant to Clauses 3.3 and 5.2(c)(iii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii); and

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

            (iii) the balance, if any, following the utilisation  referred to in
                  (i) and (ii) above will be allocated to the Investor Beneficiaries in the manner set out in proviso (A) and (B) below and will remain credited to the Principal Collections Ledger as Investor Cash Available for Acquisition to be utilised in accordance with this Clause 5.06 on the next and following Business Days

            PROVIDED, HOWEVER, that:

            (A) in the event that the aggregate Investor Cash Available for Acquisition of all Applicable Series (including Series 03-1) exceeds on any Relevant Date the aggregate of (aa) amounts payable to the Transferor on such Relevant Date by way of Purchase Price or pursuant to Clause 5.1 of the RSA; and (bb) the Transferor Interest on such Relevant Date, then the amount of the Investor Cash Available for Acquisition of Series 03-1 to be utilised on such day pursuant to paragraphs (i) and (ii) above shall be reduced by an amount equal to the product of
                  (X) a fraction, the numerator of which is the Investor Cash Available for Acquisition of Series 03-1 and the denominator of which is the aggregate Investor Cash Available for Acquisition of each Applicable Series (including Series 03-1) and (Y) the amount of the excess identified above; and

            (B) any Investor Cash Available for Acquisition not utilised during any Monthly Period shall be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A to the extent that the Class A Adjusted Investor Interest is greater than zero and thereafter to Class B to the extent that the Class B Adjusted Investor Interest is greater than zero and thereafter to Class C but shall, subject to Clause 5.06(c), be utilised in accordance with this Clause 5.06(b) on the next and following Business Days.

      (c)   INVESTOR   CASH   AVAILABLE   FOR   ACQUISITION   DURING  THE  RAPID
            AMORTISATION PERIOD

            During the Rapid Amortisation Period no amounts will be identified as Investor Cash Available for Acquisition and amounts previously allocated to Series 03-1 Investor Beneficiary Interest and identified as Investor Cash Available for Acquisition but not utilised pursuant to Clauses 5.06(a) and (b) ("NON-UTILISED INVESTOR CASH AVAILABLE FOR ACQUISITION") will at the commencement of the Rapid Amortisation Period cease to be regarded as Investor Cash Available for Acquisition and shall be included as Available Investor Principal Collections for the Monthly Period in which the Rapid Amortisation Period commences for distribution to the Series 03-1 Investor Beneficiary Interest.

5.07  DETERMINATION OF MONTHLY REQUIRED EXPENSE AMOUNTS

      (a) The amount required to be transferred and for the purposes of calculation treated as referable to Class A from the Finance Charge Collections Ledger in respect of each Transfer Date (the "CLASS A MONTHLY REQUIRED EXPENSE AMOUNT") shall be the aggregate of the following:

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

            (i) an amount equal to the Class A Trustee Payment Amount plus any Class A Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date; PLUS

            (ii)  the MTN Issuer Costs Amount; PLUS

            (iii) an  amount  equal  to an  amount  which,  in  respect  of  any
                  Calculation Period, is equal to the product of (A) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year),
                  (B) the Class A Finance Rate and (C) the Class A Debt Amount as of the Record Date preceding such Transfer Date (such amount being the "CLASS A MONTHLY FINANCE AMOUNT"); PLUS

            (iv) an amount equal to the amount of any unpaid Class A Deficiency Amounts; PLUS

            (v) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year) times (2) the Class A Finance Rate, plus [2] per cent., and (B) the Class A Deficiency Amounts (if any) for the immediately preceding Distribution Date (the "CLASS A ADDITIONAL FINANCE AMOUNT"), PLUS

            (vi)  the Monthly Loan Expenses Amount,

            and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available in accordance with Clause 5.10(a).

      (b) The amount required to be transferred and for the purposes of calculation treated as referable to Class B from the Finance Charge Collections Ledger in respect of each Transfer Date (the "CLASS B MONTHLY REQUIRED EXPENSE AMOUNT") shall be the aggregate of the following amounts:

            (i) an amount equal to the Class B Trustee Payment Amount plus any Class B Trustee Payment Amounts remaining unpaid in respect of any previous Transfer Date; PLUS

            (ii) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year),
                  (B) the Class B Finance Rate, and (C) the Class B Debt Amount determined as of the Record Date preceding such Transfer Date (the "CLASS B MONTHLY FINANCE AMOUNT"); PLUS

            (iii) an amount equal to the amount of any unpaid Class B Deficiency
                  Amounts; PLUS

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

            (iv) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), times (2) the Class B Finance Rate in relation to the relevant Calculation Period, plus [2] per cent., and (B) the Class B Deficiency Amounts (if any) on the immediately preceding Distribution Date (the "CLASS B ADDITIONAL FINANCE AMOUNT"),

            and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available, in accordance with Clause 5.10(b).

      (c) The amount required to be transferred and for the purposes of calculation treated as referable to Class C from the Finance Charge Collections Ledger in respect of each Transfer Date (the "CLASS C MONTHLY REQUIRED EXPENSE AMOUNT") shall be the aggregate of the following amounts:

            (i) an amount equal to the Class C Trustee Payment Amount plus any Class C Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date; PLUS

            (ii) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year),
                  (B) the Class C Finance Rate, and (C) the Class C Debt Amount determined as of the Record Date preceding such Transfer Date (the "CLASS C MONTHLY FINANCE AMOUNT"); PLUS

            (iii) an amount equal to the amount of any unpaid Class C Deficiency
                  Amounts; PLUS

            (iv) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), times (2) the Class C Finance Rate, plus [2] per cent. per annum, and (B) the Class C Deficiency Amounts (if any) on the immediately preceding Distribution Date (the "CLASS C ADDITIONAL FINANCE AMOUNT"),

            and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available, in accordance with Clause 5.10(c)(i) and Clause 5.15(f).

5.08  DETERMINATION OF MONTHLY PRINCIPAL AMOUNTS

      (a) The amount required to be transferred from the Principal Collections Ledger on each Transfer Date and for the purposes of calculation treated as referable to Class A (the "CLASS A MONTHLY PRINCIPAL AMOUNT"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation

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

            Period or, if earlier, the Regulated Amortisation Period or the Rapid Amortisation Period, begins, shall be equal to the least of:

            (i) the Available Investor Principal Collections credited to the Principal Collections Ledger on such Transfer Date;

            (ii) for each Transfer Date with respect to the Controlled Accumulation Period or the Regulated Amortisation Period prior to the Class A Scheduled Redemption Date, the Controlled Deposit Amount for such Transfer Date; and

            (iii) the Class A Adjusted  Investor  Interest  (after  taking  into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(iii) and (iv) on such Transfer
                  Date) prior to any amount being deposited into the Principal Funding Account on such day.

      (b) The amount required to be transferred from the Principal Collections Ledger on each Transfer Date and for the purposes of calculation treated as referable to Class B (the "CLASS B MONTHLY PRINCIPAL AMOUNT"), commencing on the Class B Principal Commencement Date (after taking into account any payments to be made on the related Distribution Date), shall be an amount equal to the least of:

            (i) the Available Investor Principal Collections to the credit of the Principal Collections Ledger on such Transfer Date (MINUS the portion of such Available Investor Principal Collections applied to the Class A Monthly Principal Amount on such Transfer Date); and

            (ii) the Class B Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(ii), 5.13(b)(ii), 5.13(b)(iii) and 5.17(b) on such Transfer Date) prior to any deposit into the Principal Funding Account on such Transfer Date.

      (c) The amount required to be transferred from the Principal Collections Ledger on each Transfer Date and for the purposes of calculation treated as referable to Class C (the "CLASS C MONTHLY PRINCIPAL AMOUNT"), commencing on the Class C Principal Commencement Date (after taking into account any payments to be made on the related Distribution Date) shall be an amount equal to the least of:

            (i) the Available Investor Principal Collections to the credit of the Principal Collections Ledger on such Transfer Date (MINUS the portion of such Available Investor Principal Collections applied to the Class A Monthly Principal Amount and the Class B Monthly Principal Amount on such Transfer Date); and

            (ii)  the Class C Adjusted  Investor  Interest  (after  taking  into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(i), 5.13(b)(i), 5.13(c)(i),
                  5.13(c)(ii) and 5.16 on such Transfer Date) prior to any deposit into the Principal Funding Account on such Transfer Date.

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      (d)   Notwithstanding  the  provisions  of (a),  (b) and (c) above of this
            Clause 5.08, during the Controlled Accumulation Period or the Regulated Amortisation Period the aggregate amount distributable from the Principal Collections Ledger in respect of Series 03-1 shall not exceed the Controlled Deposit Amount for the relevant Transfer Date and in the event that the aggregate of the Class A Monthly Principal Amount, the Class B Monthly Principal Amount and the Class C Monthly Principal Amount (if any), in respect of such Transfer Date as calculated in (a), (b) and (c) above exceeds the Controlled Deposit Amount for the relevant Transfer Date, the Class C Monthly Principal Amount will be reduced by the amount of such excess, (but not so that the Class C Monthly Principal Amount is less than zero) and to the extent of the excess over the Class C Monthly Principal Amount, the Class B Monthly Principal Amount will be reduced (but not so that the Class B Monthly Principal Amount is less than zero) and the Class A Monthly Principal Amount, Class B Monthly Principal Amount and Class C Monthly Principal Amount shall be read and construed accordingly for all purposes.

5.09  COVERAGE OF REQUIRED AMOUNT

      (a) On or before each Transfer Date, the Receivables Trustee (acting on the advice of the Trust Cash Manager) shall determine the amount (the "CLASS A REQUIRED AMOUNT"), if any, by which the sum of:

            (i)   the Class A Monthly Required Expense Amount; PLUS

            (ii) (a) the Class A Servicing Fee for the prior Monthly Period, if any, PLUS any Class A Servicing Fee due but not paid on any prior Transfer Date, PLUS (b) the Class A Cash Management Fee for the prior Monthly Period, if any, PLUS any Class A Cash Management Fee due but not paid on any prior Transfer Date; PLUS

            (iii) the Class A Investor  Default  Amount,  if any,  for the prior
                  Monthly Period

            EXCEEDS the Class A Available Funds for the related Monthly Period.

      (b) On or before each Transfer Date, the Receivables Trustee (acting on the advice of the Trust Cash Manager shall also determine the amount (the "CLASS B REQUIRED AMOUNT"), if any, equal to the sum of

            (i)   the amount, if any, by which:

                  (A)   the Class B Monthly Required Expense Amount; PLUS

                  (B)   (a) the  Class B  Servicing  Fee for the  prior  Monthly
                        Period, if any, PLUS any Class B Servicing Fee due but not paid on any prior Transfer Date, PLUS (b) the Class B Cash Management Fee for the prior Monthly Period, if any, PLUS any Class B Cash Management Fee due but not paid on any prior Transfer Date;

                  EXCEEDS the Class B Available Funds for the related Monthly Period; PLUS

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            (ii)  the Class B Investor  Default Amount,  if any, for the related
                  Monthly Period.

      (c)   (i)   In  the  event  that  the Class  A  Required  Amount  for such
                  Transfer Date is greater than zero, the Trust Cash Manager shall be required to give the Receivables Trustee written notice of such positive Class A Required Amount on or before such Transfer Date.

            (ii) In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Collections Ledger on such Transfer Date pursuant to Clause 5.15(a).

            (iii) In the  event  that  the  Class A  Required  Amount  for  such
                  Transfer Date exceeds the amount of Excess Spread with respect to such Transfer Date, the Principal Collections standing to the credit of the Principal Collections Ledger treated for calculation purposes as referable first to Class C and then to Class B with respect to the prior Monthly Period shall be applied as specified in Clauses 5.16 and 5.17.

            (iv) In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread available to fund the Class B Required Amount pursuant to Clause 5.15(c), the Principal Collections standing to the credit of the Principal Collections Ledger treated for calculation purposes as referable to Class C with respect to the prior Monthly Period (after applying the amounts pursuant to paragraph (iii) above) shall be applied as specified in Clause 5.16.

            PROVIDED, HOWEVER, that the sum of any payments pursuant to this Clause 5.09(c) shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

5.10  PAYMENTS OF AMOUNTS REPRESENTING FINANCE CHARGE COLLECTIONS

      On or before each Transfer Date, the Trust Cash Manager shall advise the Receivables Trustee in writing of the amounts to withdraw from the Finance Charge Collections Ledger pursuant to this Clause 5.10 and the Receivables Trustee, acting on such advice substantially in the form of Exhibit C, shall withdraw on such Transfer Date, to the extent of Class A Available Funds, Class B Available Funds and Class C Available Funds, the amounts required to be so withdrawn:

      (a) on each Transfer Date, an amount equal to the Class A Available Funds credited to the Finance Charge Collections Ledger for the related Monthly Period will be distributed in the following order of priority:

            (i) an amount equal to the Class A Trustee Payment Amount for such Transfer Date plus any Class A Trustee Payment Amounts remaining unpaid in respect of any previous Transfer Date shall be allocated to the

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                  Series  03-1   Investor   Beneficiary   for  the  purposes  of
                  calculation treated as referable to Class A for distribution to the Series 03-1 Investor Beneficiary in respect of Class A but shall, to the extent such payments are not met by the Series 03-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee towards meeting the Aggregate Trustee Payment Amount;

            (ii) an amount equal to the MTN Issuer Costs Amount for such Transfer Date shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class A Distribution Ledger;

            (iii) an amount equal to the Class A Monthly Finance Amount for such
                  Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Finance Amount for such Transfer Date, shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class A Distribution Ledger;

            (iv) amounts equal to the Class A Servicing Fee, if any, and Class A Cash Management Fee, if any, for such Transfer Date PLUS amounts of any Class A Servicing Fee or Class A Cash Management Fee due but not paid to the Servicer or the Receivables Trustee (to enable it to make payments to Trust Cash Manager) on any prior Transfer Date shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A for distribution to the Series 03-1 Investor Beneficiary in respect of Class A but shall, to the extent such fees are not met by the Series 03-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee and distributed pro rata to the Servicer and the Receivables Trustee (to enable it to make payments to Trust Cash Manager) whereupon such amounts shall cease to be Trust Property and shall be owned by the Servicer and Receivables Trustee absolutely;

            (v) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A and treated as a portion of Investor Principal Collections allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A and credited to the Principal Collections Ledger on such Transfer Date;

            (vi) the balance, if any, shall constitute Excess Spread, which together with Excess Spread generated following the distribution of Finance Charge Collections calculated as referable to Class B and thereafter to Class C shall be allocated and distributed as set out in Clause 5.15.

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

      (b) On each Transfer Date, an amount equal to the Class B Available Funds credited to the Finance Charge Collections Ledger for the related Monthly Period will be distributed in the following order of priority:

            (i) an amount equal to the Class B Trustee Payment Amount for such Transfer Date plus any Class B Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B for distribution to the Series 03-1 Investor Beneficiary in respect of Class B but shall, to the extent such payments are not met by the Series 03-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee towards meeting the Aggregate Trustee Payment Amount;

            (ii) an amount equal to the Class B Monthly Finance Amount for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Finance Amount for such Transfer Date shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class B Distribution Ledger;

            (iii) amounts  equal to the Class B Servicing  Fee, if any,  and the
                  Class B Cash Management Fee, if any, for such Transfer Date PLUS amounts of any Class B Servicing Fee or Class B Cash Management Fee due but not paid to the Servicer or the Receivables Trustee (to enable it to make payments to the Trust Cash Manager) on any prior Transfer Date shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B for distribution to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B but shall, to the extent such fees are not met by the Series 03-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee and distributed pro rata to the Servicer and the Trust Cash Manager whereupon such amounts shall cease to be Trust Property and shall be owned by the Servicer and the Receivables Trustee (to enable it to make payments to the Trust Cash Manager) absolutely;

            (iv) the balance, if any, shall constitute Excess Spread, which together with Excess Spread generated following the distribution of Finance Charge Collections calculated as referable to Class A and Class C shall be allocated and distributed as set out in Clause 5.15.

      (c) On each Transfer Date, an amount equal to the Class C Available Funds credited to the Finance Charge Collections Ledger for the related Monthly Period will be distributed in the following order of priority:

            (i) an amount equal to the Class C Trustee Payment Amount for such Transfer Date plus any Class C Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date shall be allocated to the

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




                  Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C for distribution to the Series 03-1 Investor Beneficiary in respect of Class C but shall, to the extent such payments are not met by the Series 03-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee towards meeting the Aggregate Trustee Payment Amount;

            (ii) amounts equal to the Class C Servicing Fee, if any, and the Class C Cash Management Fee, if any, for such Transfer Date PLUS amounts of any Class C Servicing Fee or Class C Cash Management Fee due but not paid to the Servicer or the
                  Receivables Trustee (to enable it to make payments to the Trust Cash Manager) on any prior Transfer Date shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C for distribution to the Series 03-1 Investor Beneficiary in respect of Class C but shall, to the extent such fees are not met by the Series 03-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee and distributed pro rata to the Servicer and the Receivables Trustee (to enable it to make payments to the Trust Cash Manager) whereupon such amounts shall cease to be Trust Property and shall be owned by the Servicer and Receivables Trustee absolutely;

            (iii) the balance,  if any, shall  constitute  Excess Spread,  which together with Excess Spread generated following the distribution of Finance Charge Collections initially calculated as referable to Class A and Class B shall be allocated and distributed as set out in Clause 5.15.

5.11  PAYMENTS OF AMOUNTS REPRESENTING AVAILABLE INVESTOR PRINCIPAL COLLECTIONS

      On or before each Transfer Date, the Trust Cash Manager shall notify the Receivables Trustee in writing substantially in the form of Exhibit C of the amounts to withdraw from the Principal Collections Ledger pursuant to Clauses 5.11(a) and (b) and the Receivables Trustee, acting in accordance with such advice, shall withdraw on such Transfer Date, to the extent of available funds, the amounts required to be withdrawn:

      (a) On each Transfer Date during the Revolving Period, an amount equal to Available Investor Principal Collections standing to the credit of the Principal Collections Ledger with respect to the related Monthly Period on such Transfer Date will be distributed in the following order of priority:

            (i) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Applicable Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) Available Investor Principal Collections, shall remain in the Principal Collections Ledger to be treated as Shared Principal Collections and allocated to Applicable Series in Group One other than this Series 03-1; and

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

            (ii)  an  amount   equal  to  the   Available   Investor   Principal
                  Collections remaining after the applications specified in Clause 5.11(a)(i) shall be calculated as available for use as Investor Cash Available for Acquisition pursuant to Clause 5.06(a).

      (b) On each Transfer Date during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period an amount equal to the Available Investor Principal Collections standing to the credit of the Principal Collections Ledger with respect to the related Monthly Period on such Transfer Date will be distributed in the following order of priority:

            (i) for each Transfer Date for the Controlled Accumulation Period, an amount equal to the Class A Monthly Principal Amount shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A and deposited into the Principal Funding Account;

            (ii) for each Transfer Date during the Regulated Amortisation Period or the Rapid Amortisation Period, an amount equal to the Class A Monthly Principal Amount shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A and credited to the Class A Distribution Ledger;

            (iii) for each  Transfer  Date  during the  Controlled  Accumulation
                  Period commencing on the Class B Principal Commencement Date, after giving effect to the distribution referred to in paragraph (i) above, an amount equal to the Class B Monthly Principal Amount shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B and deposited into the Principal Funding Account;

            (iv) for each Transfer Date during the Regulated Amortisation Period or the Rapid Amortisation Period commencing on the Class B Principal Commencement Date, after giving effect to the distribution referred to in paragraph (ii) above, an amount equal to the Class B Monthly Principal Amount, shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B and credited to the Class B Distribution Ledger;

            (v) for each Transfer Date during the Controlled Accumulation Period commencing on the Class C Principal Commencement Date, after giving effect to the distribution referred to in paragraphs (i) and (iii) above, an amount equal to the Class C Monthly Principal Amount shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C and deposited into the Principal Funding Account;

            (vi) for each Transfer Date during the Regulated Amortisation Period or the Rapid Amortisation Period commencing on the Class C Principal Commencement Date, after giving effect to the distribution referred to in

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

                  paragraphs (ii) and (iv) above, an amount equal to the Class C Monthly Principal Amount, shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C and credited to the Class C Distribution Ledger;

            (vii) for each  Transfer  Date  during the  Controlled  Accumulation
                  Period,  an amount  equal to the lesser of (A) the  product of
                  (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the applications specified in Clauses 5.11(b)(i), (iii) and (v) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Applicable Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections remaining after the applications specified in Clause 5.11(b)(i), (iii) and (v) above, shall remain in the Principal Collections Ledger to be treated as Shared Principal Collections and allocated to Applicable Series in Group One other than this Series 03-1;

            (viii)for each  Transfer  Date  during  the  Regulated  Amortisation
                  Period or the Rapid Amortisation Period, an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the applications specified in Clauses 5.11(b)(ii), (iv) and (vi) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Applicable Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections remaining after the applications specified in Clause 5.11(b)(ii), (iv) and (vi) above, shall remain in the Principal Collections Ledger to be treated as Shared Principal Collections and allocated to Applicable Series in Group One other than this Series 03-1; and

            (ix)  an  amount   equal  to  the   Available   Investor   Principal
                  Collections remaining after the applications specified in Clauses 5.11(b)(i) to (viii) shall be applied during the Controlled Accumulation Period or the Regulated Amortisation Period as Investor Cash Available for Acquisition pursuant to Clause 5.06(b) and during a Rapid Amortisation Period shall be allocated to the Transferor Beneficiary and utilised in accordance with Clause 5.2(f)(i)(B) of the Declaration of Trust and Trust Cash Management Agreement PROVIDED, HOWEVER, that the amount to be so credited for the Transferor Beneficiary pursuant to this Clause 5.11(b)(ix) with respect to any Transfer Date shall be allocated to the Transferor Beneficiary but shall be transferred to the Transferor Beneficiary only if the Transferor Interest on such Transfer Date is greater than zero after giving effect to the inclusion in the Receivables Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in Clause 5.2(c) and otherwise shall be considered as

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

                  Unavailable Transferor Principal Collections identified for Series 03-1 to be utilised in accordance with Clause 5.05(e); PROVIDED, FURTHER, that in no event shall the amount allocable to the Transferor Beneficiary pursuant to this Clause 5.11(b)(ix) be greater than the Transferor Interest on such Transfer Date.

      (c) On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period or on the Class A Scheduled Redemption Date and on each Distribution Date thereafter, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall distribute amounts pursuant to Clause 5.11(b) as follows:

            (i) from amounts credited to the Principal Funding Account an amount equal to the lesser of the Class A Investor Interest and the amount credited to the Principal Funding Account allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A shall be paid to the Series 03-1 Distribution Account and identified for the Series 03-1 Investor Beneficiary in respect of Class A whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely; and

            (ii) from the Class A Distribution Ledger an amount equal to the lesser of such amount credited to the Class A Distribution Ledger and the Class A Investor Interest (after taking into account the amount distributed pursuant to paragraph (i) above) to the Series 03-1 Distribution Account as identified for the Series 03-1 Investor Beneficiary in respect of Class A whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely.

      (d) On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period on which the Class A Investor Interest is paid in full and the Class B Scheduled Redemption Date and on each Distribution Date thereafter, the Receivables Trustee acting on the advice of the Trust Cash Manager, shall distribute amounts pursuant to Clause 5.11(b) as follows:

            (i) from amounts credited to the Principal Funding Account an amount equal to the lesser of the Class B Investor Interest and the amount credited to the Principal Funding Account allocated to the Series 03-1 Investor Beneficiary Interest and treated for calculation purposes as referable to Class B (after giving effect to any payment required under Clause
                  5.11(c)(i) above) shall be paid to the Series 03-1 Distribution Account and identified for the Series 03-1
                  Investor Beneficiary in respect of Class B whereupon such amount shall cease to be Trust Property and should be owned by the Series 03-1 Investor Beneficiary absolutely; and

            (ii) from the Class B Distribution Ledger an amount equal to the lesser of such amount credited to the Class B Distribution Ledger pursuant to Clause 5.11(b)(iv) and the Class B Investor Interest (after giving effect to
                  any   reductions   pursuant   to  5.13)  to  the  Series  03-1
                  Distribution Account as identified for the Series 03-1 Investor Beneficiary in respect of Class B whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely.

      (e) On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period on which each of the Class A Investor Interest and the Class B Investor Interest is paid in full and the Class C Scheduled Redemption Date and on each Distribution Date thereafter, the Receivables Trustee acting on the advice of the Trust Cash Manager, shall distribute amounts pursuant to Clause 5.11(b) as follows:

            (i) from amounts credited to the Principal Funding Account identified for the Series 03-1 Investor Beneficiary and treated for calculation purposes as referable to Class C an amount equal to the lesser of the Class C Investor Interest and the amount credited to the Principal Funding Account (after giving effect to any payment required under Clause 5.11(c)(i) and Clause 5.11(d)(i) above) shall be paid to the Series 03-1 Distribution Account and identified for the Series 03-1 Investor Beneficiary in respect of Class C whereupon such amount shall cease to be Trust Property and should be owned by the Series 03-1 Investor Beneficiary absolutely; and

            (ii) from the Class C Distribution Ledger an amount equal to the lesser of such amount credited to the Class C Distribution Ledger pursuant to Clause 5.11(b)(vi) and the Class C Investor Interest (after giving effect to the amount distributed pursuant to paragraph (i) above) to the Series 03-1
                  Distribution Account as identified for the Series 03-1 Investor Beneficiary in respect of Class C whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely.

      (f) The Controlled Accumulation Period is scheduled to commence at the close of business on [{circle}] PROVIDED, HOWEVER, that, if the Controlled Accumulation Period Length (determined as described in this Clause 5.11(f) below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences may be delayed to the first Business Day of the month that is the number of months prior to the Series 03-1 Scheduled Redemption Date at least equal to the Controlled Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length.

            On the Determination Date immediately preceding the Distribution Date falling in [{circle}] and on each Determination Date thereafter until the Controlled Accumulation Period begins, the Trust Cash Manager will determine the "CONTROLLED ACCUMULATION PERIOD LENGTH" which will equal the number of months such that the sum of the Controlled Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; PROVIDED, HOWEVER, that the Controlled

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            Accumulation  Period  Length  will not be less  than one  month  and
            Provided further that the Controlled Accumulation Period Length shall equal the number of months such that the product of the
            Controlled   Accumulation   Period   Length   and   the   Controlled
            Accumulation Amount taking into consideration the Maximum Controlled Deposit Amount would be equal to or greater than the Initial Investor Interest.

5.12  PAYMENT OF INVESTOR MONTHLY FINANCE AMOUNTS

      (a) On each Distribution Date the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall withdraw the following amounts:

            (i) all amounts credited to the Class A Distribution Ledger pursuant to Clause 5.10(a)(ii) and Clause 5.10(a)(iii), including any amounts applied under those clauses from Excess Spread pursuant to Clause 5.15(a) and then deposit such amount in the Series 03-1 Distribution Account and shall identify them as being for the Series 03-1 Investor Beneficiary and treated for calculation purposes and referable to Class A in respect of Class A whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely;

            (ii) all amounts credited to the Class B Distribution Ledger pursuant to Clause 5.10(b)(ii) and Clause 5.15(c) and then deposit such amount in the Series 03-1 Distribution Account as identified for the Series 03-1 Investor Beneficiary in respect of Class B whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely;

            (iii) all  amounts  credited  to the  Class  C  Distribution  Ledger pursuant to Clause 5.15(f) and Clause 5.19 and then deposit such amount in the Series 03-1 Distribution Account as identified for the Series 03-1 Investor Beneficiary in respect of Class C whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely;

            (iv)  to the extent  that the amounts  referred  to in Clauses  5.10
                  (a)(i) and 5.10 (a)(iv) are met by the Series 03-1 Investor Beneficiary from other sources, the amounts of Class A Available Funds calculated with reference to the Series 03-1 Investor Beneficiary Interest in respect of Class A to meet such amounts shall be distributed to the Series 03-1 Investor Beneficiary by deposit of such amount in the Series 03-1
                  Distribution Account as identified for the Series 03-1 Investor Beneficiary in respect of Class A whereupon such amounts shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely;

            (v)   to the extent  that the amounts  referred  to in Clauses  5.10
                  (b)(i) and 5.10 (b)(iii) are met by the Series 03-1 Investor Beneficiary from other sources, the amounts of Class B Available Funds calculated with reference to the Series 03-1 Investor Beneficiary Interest in respect of Class B to meet

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                  such amounts shall be  distributed to the Series 03-1 Investor
                  Beneficiary  by  deposit  of such  amount in the  Series  03-1
                  Distribution   Account  as  identified  for  the  Series  03-1
                  Investor Beneficiary in respect of Class B whereupon such amounts shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely; and

            (vi)  to the extent  that the amounts  referred  to in Clauses  5.10
                  (c)(i) and 5.10 (c)(ii) are met by the Series 03-1 Investor Beneficiary from other sources, the amounts of Class C Available Funds calculated with reference to the Series 03-1 Investor Beneficiary Interest in respect of Class C to meet such amounts shall be distributed to the Series 03-1 Investor Beneficiary by deposit of such amount in the Series 03-1
                  Distribution Account as identified for the Series 03-1 Investor Beneficiary in respect of Class C whereupon such amounts shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely.

5.13  INVESTOR CHARGE-OFFS

      (a) On or before each Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the Class A Investor Default Amount which shall be applied as follows:

            (i) If on any Transfer Date, the Class A Investor Default Amount for the prior Monthly Period exceeds the sum of the amount applied with respect thereto pursuant to Clause 5.10(a)(v) and Clause 5.15(a) with respect to such Monthly Period, the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs, any Reallocated Class C Principal Collections and any Reallocated Class B Principal Collections) will be reduced by the amount of such excess.

            (ii) In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C
                  Investor  Interest  will be reduced  to zero,  and the Class B
                  Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date but excluding any Reallocated Class B Principal Collections that have resulted in a reduction of the Class C Investor Interest) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date.

            (iii) In the  event  that  such  reduction  would  cause the Class B
                  Investor  Interest  to  be a  negative  number,  the  Class  A
                  Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "CLASS A INVESTOR CHARGE-OFF").

            (iv) If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reinstated on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor

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                  Charge-Offs) by the amount of Excess Spread available for such purpose pursuant to Clause 5.15(b).

      (b) On or before each Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the Class B Investor Default Amount which shall be applied as follows:

            (i) If on any Transfer Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount applied with respect thereto pursuant to Clause 5.15(c)(ii), the Class C Investor Interest (after giving effect to reductions for the amount of any Class A Investor Default Amounts that will result in a write-down of the Class C Investor Interest on such Transfer Date, any Class C Investor Charge-Offs, any Reallocated Class C Principal Collections and any Reallocated Class B Principal Collections) will be reduced by the amount of such excess.

            (ii) In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C
                  Investor  Interest  will be reduced  to zero,  and the Class B
                  Investor Interest will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "CLASS B INVESTOR CHARGE-OFF"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections that do not result in a reduction in the Class C Investor Interest pursuant to Clause 5.17 and the amount of any portion of the Class B Investor Interest written-off to avoid a reduction in the Class A Investor Interest pursuant to Clause 5.13(a)(ii) above.

            (iii) If the  Class B  Investor  Interest  has been  reduced  by the amount described in Clause 5.13(b)(ii) it will thereafter be reinstated on any Transfer Date by the amount of Excess Spread available for such purpose as described under Clause 5.15(d).

      (c) On or before each Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the Class C Investor Default Amount which shall be applied as follows:

            (i) If on any Transfer Date, the Class C Investor Default Amount for the prior Monthly Period exceeds the amount applied with respect thereto pursuant to Clause 5.15(h), the Class C Investor Interest will be reduced by the amount of such excess, but not by more than the Class C Investor Default Amount for such Transfer Date (a "CLASS C INVESTOR CHARGE-OFF"). The Class C Investor Interest will also be reduced by the amount of Reallocated Class C Principal Collections pursuant to Clause 5.16 and Reallocated Class B Principal Collections pursuant to Clause 5.17 and the amount of any portion of the Class C Investor Interest written-off to avoid a reduction in the Class A Investor Interest or Class B Investor Interest pursuant to Clauses 5.13(a)(i) and 5.13(b)(i) above.

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            (iii) If the  Class C  Investor  Interest  has been  reduced  by the amount described in Clause 5.13(c)(i) it will thereafter be reinstated on any Transfer Date by the amount of Excess Spread available for that purpose as described under Clause 5.15(i).

5.14  INVESTOR INDEMNITY AMOUNT

      (a) On or before each Transfer Date, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall calculate the Aggregate Investor Indemnity Amount allocable to Series 03-1. Such amount shall be payable solely to the extent amounts are available from Excess Spread for distribution in respect thereof pursuant to Clause 5.15(l) PROVIDED, HOWEVER, that if there are insufficient amounts available to pay such amount in full on the relevant Transfer Date, the excess will be carried forward and payable on the next and subsequent Transfer Dates solely to the extent amounts are available from Excess Spread for distribution in respect thereof pursuant to Clause 5.15(l).

      (b) where any amount is paid by the Receivables Trustee to the Transferor pursuant to Clause 5.15(l), the said payment shall be treated as discharging pro tanto both:

            (i) any obligation of the Receivables Trustee to make a payment to the Transferor under the Trust Section 75 Indemnity; and

            (ii) any corresponding obligation of the Series 03-1 Investor Beneficiary in respect of Class A to make a corresponding payment to the Receivables Trustee in respect of the Aggregate Investor Indemnity Amount.

      (c) To the extent that the Series 03-1 Investor Beneficiary makes payment to the Transferor from other sources in respect of the amount referred to in (b)(i) above, such payment shall be treated as discharging pro tanto the obligations referred to in (b)(i) and (ii) above and the amount referred to in Clause 5.15(l) shall be distributed to the Series 03-1 Investor Beneficiary in respect of Class A by deposit of such amount in the Series 03-1 Distribution Account as identified for the Series 03-1 Investor Beneficiary in respect of Class A whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely.

5.15  EXCESS SPREAD

      On or before each Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager will apply or cause the Receivables Trustee to apply Excess Spread with respect to the related Monthly Period, to make the following distributions in the following priority:

      (a) An amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount and be allocated and applied in accordance with, and in the priority set out in, Clause 5.10(a);

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

      (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reinstated will be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A and utilised to reinstate the Class A Investor Interest and be treated as a portion of Investor Principal Collections allocated to the Series 03-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class A and credited to the Principal Collections Ledger on such Transfer Date;

      (c) in priority, (i) first an amount equal to the Class B Required Amount (excluding the Class B Investor Default Amount), if any, with respect to such Transfer Date will be used to fund the Class B Required Amount (excluding the Class B Investor Default Amount) and will be allocated and applied first in accordance with, and in the priority set out in, Clause 5.10(b); and (ii) secondly, any amount available to pay the Class B Investor Default Amount shall be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B and treated as a portion of Investor Principal Collections allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B and credited to the Principal Collections Ledger on such Transfer Date;

      (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the Class B Initial
            Investor Interest for reasons other than the payment of principal amounts to Class B (but not in excess of the aggregate amount of such reductions which have not been previously reinstated) will be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B and utilised to reinstate the Class B Investor Interest and treated as a portion of Investor Principal Collections allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B and credited to the Principal Collections Ledger on such Transfer Date;

      (e)   [DELIBERATELY LEFT BLANK]

      (f) an amount equal to the sum of the Class C Monthly Finance Amount, the Class C Deficiency Amount and the Class C Additional Finance Amount (as at such Transfer Date) will be credited to the Class C Distribution Ledger;

      (g)   [DELIBERATELY LEFT BLANK];

      (h) an amount equal to the Class C Investor Default Amount shall be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C and treated as a portion of Investor Principal Collections allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C and credited to the Principal Collections Ledger on such Transfer Date;

      (i) an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest for reasons other

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

            than the payment of principal amounts to Class C (but not in excess of the aggregate amount of such reductions which have not been previously reinstated) will be utilised to reinstate the Class C Investor Interest and treated as a portion of Investor Principal Collections allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C and credited to the Principal Collections Ledger on such Transfer Date;

      (j) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Clause 5.22(f), an amount up to the excess, if any, of the Required Reserve Amount over the Available Reserve Account Amount shall be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A and deposited into the Reserve Account;

      (k) on any Transfer Date on which the Available Spread Account Amount is less than the Required Spread Account Amount, an amount up to the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount will be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C and deposited into the Spread Account;

      (l) an amount equal to the Aggregate Investor Indemnity Amount, if any, for the prior Monthly Period (together with any amounts in respect of previous Monthly Periods which are unpaid) will be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A and paid by the Receivables Trustee to the Transferor (to the extent that the Investor Beneficiary does not meet the said amount from other sources) whereupon such amount shall cease to be Trust Property and shall be owned by the Transferor absolutely;

      (m) an amount equal to the Series 03-1 Extra Amount for such Transfer Date will be allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A and paid into the Series 03-1 Distribution Account whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely; and

      (n) the balance, if any, after giving effect to the payments made pursuant to paragraphs (a) through (m) (inclusive) above shall be paid to the Excess Interest Beneficiary in respect of its rights relating to Trust Property calculated by reference to Series 03-1 whereupon such amount shall cease to be Trust Property and shall be owned by the Excess Interest Beneficiary absolutely.

5.16  REALLOCATED CLASS C PRINCIPAL COLLECTIONS

(a) On each Transfer Date, the Trust Cash Manager will advise the Receivables Trustee as to the amounts of Principal Collections allocated pursuant to
      Clauses   5.05(a)(ii),   5.05(b)(ii),   5.05(c)(ii)  and  5.05(d)(ii)  for
      calculation purposes treated as referable to Class C to apply as Reallocated Class C Principal Collections with respect to such Transfer Date as follows:

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

      (i) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period shall be credited to the Finance Charge Collections Ledger to be applied pursuant to Clauses 5.10(a)(i) to (v) in that order of priority; and

      (ii) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period (following any credit of Excess Spread pursuant to 5.16(a)(ii) above) shall be credited to the Finance Charge Collections Ledger to be applied pursuant to Clause 5.10(b)(i) to (iii) in that order of priority and then to be applied to reduce the Class B Investor Default Amount pursuant to Clause 5.15(c)(ii).

(b) On each Transfer Date the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections for such Transfer Date.

(c) In the event that the calculation of the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections to be re-applied would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, the amount of Principal Collections to be re-applied on such Transfer Date shall be an aggregate amount not to exceed the amount which would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) to be reduced to zero.

5.17  REALLOCATED CLASS B PRINCIPAL COLLECTIONS

(a) On each Transfer Date, following application of Reallocated Class C Principal Collections in accordance with Clause 5.16, the Trust Cash Manager will advise the Receivables Trustee as to amounts of Principal Collections allocated pursuant to Clauses 5.05(a)(iii), 5.05(b)(iii), 5.05(c)(iii) and 5.05(d)(iii) to the Series 03-1 Investor Beneficiary Interest for calculation purposes treated as referable to Class B to apply as Reallocated Class B Principal Collections with respect to such Transfer Date as follows:

      (i) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Reallocated Class C Principal Collections with respect to the related Monthly Period shall be credited to the Finance Charge Collections Ledger to be applied pursuant to Clauses 5.10(a)(i) to (v) in that order of priority;

(b) On each Transfer Date the notional amount calculated as the Class B Investor Interest shall be reduced by an amount equal to the excess of the amount of Reallocated Class B Principal Collections for such Transfer Date over the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date).

(c) In the event that the calculation of the amount of Reallocated Class B Principal Collections to be re-applied would cause the Class B Investor Interest (after giving effect

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

      to any Class B Investor Charge-Offs and the reduction in the Class C Investor Interest in respect of Reallocated Class B Principal Collections for such Transfer Date) to be a negative number on any Transfer Date, the amount of Principal Collections to be re-applied on such Transfer Date shall be an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

5.18  SHARED PRINCIPAL COLLECTIONS

      (a) The amount of Principal Collections calculated as available to Series 03-1 which are not available to be utilised as Investor Cash Available for Acquisition pursuant to the proviso to Clauses 5.05(a)(iv) and 5.05(b)(iv) and are not applied to meet any Class A Monthly Principal Amount, Class B Monthly Principal Amount or Class C Monthly Principal Amount shall be available to be allocated as Shared Principal Collections and shall be identified as such in the Principal Collections Ledger.

      (b) The portion of Shared Principal Collections to the credit of the Principal Collections Ledger equal to the amount of Shared Principal Collections available to Series 03-1 on any Transfer Date shall be applied as Available Investor Principal Collections pursuant to Clause 5.11 and pursuant to such Clause 5.11 shall be allocated as follows:

            (i) first, to the Series 03-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class A, and deposited in the Principal Funding Account during the Controlled Accumulation Period identified for the Series 03-1 Investor Beneficiary in respect of Class A until such time as the amount deposited to the Principal Funding Account identified for the Series 03-1 Investor Beneficiary in respect of Class A is equal to the Class A Investor Interest;

            (ii) second, to the Series 03-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class A and credited to the Class A Distribution Ledger during the Regulated Amortisation Period or the Rapid Amortisation Period until such time as the Class A Investor Interest is zero; or

            (iii) third,  to the  Series  03-1  Investor  Beneficiary,  for  the
                  purposes of calculation treated as referable to Class B and deposited in the Principal Funding Account during the Controlled Accumulation Period identified for the Series 03-1 Investor Beneficiary in respect of Class B until such time as the amount deposited to the Principal Funding Account identified for the Series 03-1 Investor Beneficiary in respect of Class B is equal to the Class B Investor Interest;

            (iv) fourth, to the Series 03-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class B and credited to the Class B Distribution Ledger during the Regulated Amortisation Period or the

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                  Rapid  Amortisation  Period  until  such  time as the  Class B
                  Investor Interest is zero;

            (v) fifth, to the Series 03-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class C and deposited in the Principal Funding Account during the Controlled Accumulation Period identified for the Series 03-1 Investor Beneficiary in respect of Class C until such time as the amount deposited to the Principal Funding Account identified for the Series 03-1 Investor Beneficiary in respect of Class C is equal to the Class C Investor Interest; and

            (vi) sixth, to the Series 03-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class C and credited to the Class C Distribution Ledger during the Regulated Amortisation Period or the Rapid Amortisation Period until such time as the Class C Investor Interest is zero.

      (c) Shared Principal Collections allocable to Series 03-1 with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 03-1 for such Transfer Date PROVIDED, HOWEVER, that if the aggregate amount of Shared Principal Collections for all Applicable Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 03-1 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Applicable Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 03-1 for such Transfer Date and the denominator of which is the aggregate amount of the Cumulative Series Principal Shortfall for all Applicable Series for such Transfer Date.

5.19  SPREAD ACCOUNT

      (a)   (i)   The  Receivables  Trustee  shall  establish  and maintain with a  Qualified  Institution,  in the  name  of  the  Receivables
                  Trustee,   for  the  benefit  of  the  Series  03-1   Investor
                  Beneficiary and the Transferor  Beneficiary by way of separate
                  trust,  an  Eligible   Deposit  Account  with  such  Qualified
                  Institution  (the  "SPREAD  ACCOUNT"),  bearing a  designation clearly  indicating that the funds deposited  therein are held
                  on  trust  for  the  benefit  of  the  Series  03-1   Investor
                  Beneficiary and the Transferor Beneficiary.

            (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be a Trust Account for the purposes of the Trust and Cash Management Agreement and all amounts deposited therein shall be regarded as being segregated for the benefit of Series 03-1 and allocated to the beneficial entitlement of (A) the Series 03-1 Investor Beneficiary to the extent of amounts deposited in the Spread Account

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                  pursuant  to Clause  5.19(a)(iv)(A)  and  investment  earnings credited pursuant to Clause 5.19(b)(iv)(A) less the aggregate of that portion of all Total Withdrawal Amounts withdrawn from time to time pursuant to Clause 5.19(a)(iv)(B)(1) which
                  utilised   amounts  will  be   allocated  to  the   beneficial
                  entitlement of the Series 03-1 Investor  Beneficiary;  and (B)
                  the  Transferor   Beneficiary  to  the  extent  of  investment
                  earnings on amounts deposited in the Spread Account as calculated pursuant to Clause 5.19(b)(iv)(B).

            (iii) If at any time the  institution  holding  the  Spread  Account ceases to be a Qualified Institution the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Trust Cash Manager to establish) a new Spread Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Spread Account.

            (iv) The Receivables Trustee, acting on the advice of the Trust Cash Manager, shall:

                  (A) on each Transfer Date make the deposit, if any, pursuant to 5.15(k); and

                  (B) make withdrawals from the Spread Account from time to time:

                        (1) in priority (aa) on each Transfer Date in the amount up to the Available Spread Account Amount at such time for the purposes set out in Clause 5.15(f), (bb) on the Class C Release Date, an amount up to the Available Spread Account Amount equal to the excess, if any, of the Class C Debt Amount over the Class C Investor Interest, and
                              (cc) on each Transfer Date from and after the Class C Release Date, an amount up to the
                              Available Spread Account Amount equal to the excess, if any, of the Class C Investor Default Amount over the amount of Excess Spread applied to meet the Class C Investor Default Amount pursuant to Clause 5.15(h)

                              (the aggregate of (aa), (bb) and (cc) constituting the "TOTAL WITHDRAWAL AMOUNT"); and

                        (2) as required by paragraphs (b), (c) and (d) of this Clause 5.19.

            (v) In the event that, for any Transfer Date, the Total Withdrawal Amount is greater than zero, the Trust Cash Manager shall:

                  (A)   advise   the   Receivables   Trustee  in   writing,   in
                        substantially the form of Exhibit C to the Schedule to the Series 03-1 Supplement,

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                        of such Total Withdrawal  Amount on or before 11:30 a.m.
                        on such Transfer Date; and

                  (B) deposit the amounts to be withdrawn from the Spread Account as calculated in Clause 5.19(a)(iv)(B)(1) in the Trustee Collection Account and credit such amounts to the Class C Distribution Ledger.

            (vi) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Spread Account and in any sub-account established therein.

      (b)   (i)   Funds  on  deposit  in  the Spread  Account  shall be invested by the Receivables Trustee in Permitted  Investments PROVIDED,
                  HOWEVER,   that  reference  in  the  definition  of  Permitted
                  Investments to a rating in the "highest ranking category" shall be modified to require a rating from any one of the following rating agencies of at least A-2 by Standard &
                  Poor's, P-2 by Moody's.

            (ii) Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

            (iii) The Receivables  Trustee shall ensure a Qualified  Institution maintains, on its behalf, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments made pursuant to Clause 5.19(b)(i). No Permitted Investment made pursuant to Clause 5.19(b)(i) shall be disposed of prior to its maturity.

            (iv) On each Transfer Date, all interest and investment earnings (net of losses and investment expenses) earned during the period immediately preceding such Transfer Date on funds on deposit in the Spread Account shall:

                  (A) be retained in the Spread Account to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount taking into account any amounts to be credited on that Transfer Date pursuant to Clause 5.19(a)(iv)(A); and

                  (B) to the extent of any amount remaining after the application in (A) above, be withdrawn from the Spread Account and paid by the Receivables Trustee to the Transferor Beneficiary whereupon such amount shall cease to be Trust Property and shall be owned by the Transferor Beneficiary absolutely.

            (v) Subject to the restrictions set out above, the Trust Cash Manager, or a Person designated in writing by the Trust Cash Manager of which the

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                  Receivables Trustee shall have received  notification thereof, shall have the authority to advise the Receivables Trustee with respect to the investment of funds on deposit in the Spread Account. For purposes of determining the availability of funds or the balances in the Spread Account for any reason under the Trust and Cash Management Agreement as supplemented by the Supplement, all interest and investment earnings on such funds shall be deemed not to be available or on deposit except to the extent specified in Clause 5.19(b)(iv)(A).

      (c) In the event that the Spread Account Surplus on any Transfer Date, after giving effect to any deposits to and any withdrawal from the Spread Account on such Transfer Date, is greater than zero, the Receivables Trustee, acting in on the advice of the Trust Cash Manager, shall withdraw from the Spread Account for distribution to the Series 03-1 Investor Beneficiary, an amount equal to the Spread Account Surplus whereupon such amount shall cease to be Trust Property and shall be owned by the Series 03-1 Investor Beneficiary absolutely to be treated as an Excess Finance Charge Amount referable to Series 03-1.

      (d) Upon the earlier to occur of (i) the termination of the Receivables Trust pursuant to Clause 8 of the Trust and Cash Management Agreement and (ii) the Series 03-1 Termination Date, the Receivables Trustee, acting on the advice of the Trust Cash Manager and payable from the Spread Account as provided herein, shall withdraw on such date (after taking into account all other deposits and withdrawals in respect of the Spread Account on such date) from the Spread Account all amounts on deposit in the Spread Account and pay them to the Series 03-1 Investor Beneficiary whereupon such amount shall cease to be trust property and shall be owned by the Series 03-1 Investor Beneficiary absolutely to be treated as an Excess Finance Charge Amount referable to Series 03- 1.

5.20  PRINCIPAL FUNDING ACCOUNT

      (a)   (i)   The Receivables  Trustee  shall  establish  and  maintain with a  Qualified  Institution,  in the  name  of  the  Receivables
                  Trustee,   for  the  benefit  of  the  Series  03-1   Investor
                  Beneficiary and the Transferor Beneficiary, by way of separate trust, a Trust Account with such Qualified Institution (the
                  "PRINCIPAL FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held on trust for the benefit of the Series 03-1 Investor Beneficiary and the Transferor Beneficiary.

            (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be a Trust Account for the purposes of the Trust and Cash Management Agreement and amounts deposited therein shall be allocated to the beneficial entitlement of Beneficiaries as follows:

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

                  (A) all amounts deposited therein pursuant to Clause 5.11(b)(i) shall be allocated to the Series 03-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class A and regarded as being segregated for the benefit of Class A;

                  (B) all amounts deposited therein pursuant to Clause 5.11(b)(iii) shall be allocated to the Series 03-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class B and regarded as being segregated for the benefit of Class B;

                  (C) all amounts deposited therein pursuant to Clause 5.11(b)(v) shall be allocated to the Series 03-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class C and regarded as being segregated for the benefit of the Series 03-1 Investor Beneficiary in respect of Class C; and

                  (D) all amounts deposited therein which represent Excess Principal Funding Investment Proceeds on any Transfer Date shall be allocated to the Transferor Beneficiary PROVIDED, HOWEVER, that for the avoidance of doubt any Principal Funding Investment Proceeds which are not Excess Principal Funding Investment Proceeds shall be allocated to the Investor Beneficiary.

            (iii) If at any time the institution  holding the Principal  Funding
                  Account ceases to be a Qualified Institution the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Trust Cash Manager to establish) a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account.

            (iv) The Receivables Trustee, acting on the advice of the Trust Cash Manager, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set out in this Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make deposits into the Principal Funding
                  Account in the amount specified in, and otherwise in accordance with, Clause 5.11(b)(i), Clause 5.11(b)(iii) and Clause 5.11(b)(v).

            (v) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Principal Funding Account and in any sub-account established therein and amounts allocated to the Series 03- 1 Investor Beneficiary and for calculation purposes treated as referable to Class A, Class B and Class C, respectively.

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

      (b)   (i)   Funds  on  deposit  in  the Principal Funding Account shall be invested on the advice of the Trust Cash Manager by the Receivables Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding
                  Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer
                  Date.

            (ii) The Receivables Trustee shall ensure a Qualified Institution maintains, on its behalf, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

            (iii) On the  Transfer  Date  occurring in the month  following  the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Trustee Collection Account to the credit of the Finance Charge Collections Ledger the Principal Funding
                  Investment Proceeds on deposit in the Principal Funding Account allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated or referable to Class A, but not in excess of the Class A Covered Amount, for application as Class A Available Funds applied pursuant to Clause 5.10(a);

            (iv) An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Collections Ledger and included in Class A Available Funds on each Transfer Date from the Reserve Account to the extent funds are available pursuant to Clause 5.22(d).

            (v) Any Excess Principal Funding Investment Proceeds shall be paid to the Transferor Beneficiary on each Transfer Date whereupon such amount shall cease to be Trust Property and shall be owned by the Transferor Beneficiary absolutely.

            (vi) Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of the calculation made pursuant to this Supplement.

5.21  DISTRIBUTION LEDGERS

      (a)   (i)   The  Receivables  Trustee shall  establish  a  ledger  in  the
                  Trustee  Collection  Account  entitled  "CLASS A  DISTRIBUTION
                  LEDGER" and shall credit amounts payable to such ledger pursuant to Clause 5.10(a)(ii) and Clause 5.10(a)(iii) and Clause 5.11(b)(ii) and debit such amounts payable from such ledger pursuant to Clause 5.11(c)(ii) and Clause

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                  5.12(a)(i)  and  generally  operate such ledger in  accordance
                  with  the   provisions  of  the  Trust  and  Cash   Management
                  Agreement.

            (ii) All amounts credited to the Class A Distribution Ledger shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A and regarded as being segregated for the benefit of the Series 03-1 Investor Beneficiary in respect of Class A.

            (iii) The Receivables  Trustee at all times shall maintain  accurate
                  records   reflecting   each   transaction   in  the   Class  A
                  Distribution Ledger.

      (b)   (i)   The  Receivables  Trustee  shall  establish  a  ledger  in the
                  Trustee  Collection  Account  entitled  "CLASS B  DISTRIBUTION
                  LEDGER" and shall credit amounts payable to such ledger pursuant to Clause 5.10(b)(ii) and Clause 5.11(b)(iv) and debit such amounts payable from such ledger pursuant to Clause
                  5.11(d)(ii) and Clause 5.12(a)(ii) and generally operate such ledger in accordance with the provisions of the Trust and Cash
                  Management Agreement.

            (ii) All amounts credited to the Class B Distribution Ledger shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B and regarded as being segregated for the benefit of the Series 03-1 Investor Beneficiary in respect of Class B.

            (iii) The Receivables  Trustee at all times shall maintain  accurate
                  records   reflecting   each   transaction   in  the   Class  B
                  Distribution Ledger.

      (c)   (i)   The  Receivables  Trustee shall  establish  a  ledger  in  the
                  Trustee  Collection  Account  entitled  "CLASS C  DISTRIBUTION
                  LEDGER" and shall credit amounts payable to such ledger pursuant to Clause 5.11(b)(vi), Clause 5.15(f) and Clause
                  5.19(a)(v)(B)(1) and debit such amounts payable from such ledger pursuant to Clause 5.11(e)(ii) and Clause 5.12(a)(iii) and generally operate such ledger in accordance with the provisions of the Trust and Cash Management Agreement.

            (ii) All amounts credited to the Class C Distribution Ledger shall be allocated to the Series 03-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C and regarded as being segregated for the benefit of the Series 03-1 Investor Beneficiary in respect of Class C.

            (iii) The Receivables  Trustee at all times shall maintain  accurate
                  records   reflecting   each   transaction   in  the   Class  C
                  Distribution Ledger.

5.22  RESERVE ACCOUNT

      (a)   (i)   The  Receivables  Trustee  shall  establish  and maintain with a  Qualified  Institution,  in the  name  of  the  Receivables
                  Trustee, for the benefit of

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

                  the Series 03-1 Investor Beneficiary, by way of separate trust, a Trust Account with such Qualified Institution (the "RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held on trust for the benefit of the Series 03-1 Investor Beneficiary. All amounts deposited in or withdrawn from the Reserve Account will for the purposes of calculation be treated as referable to Class A.

            (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be a Trust Account for the purposes of the Trust and Cash Management Agreement and all amounts deposited therein and all investment earnings thereon shall be allocated to the Series 03-1 Investor Beneficiary and regarded as being segregated for the benefit of Series 03-1 Investor Beneficiary.

            (iii) If at any time the  institution  holding the  Reserve  Account ceases to be a Qualified Institution, the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Trust Cash Manager to establish) a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account.

            (iv) The Receivables Trustee, acting on the advice of the Trust Cash Manager, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set out in this Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Clause 5.15(j).

            (v) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Reserve Account and in any sub-account established therein.

      (b)   (i)   Funds on  deposit  in  the  Reserve  Account shall be invested acting on the advice of the Trust Cash Manager by the Receivables Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

            (ii) The Receivables Trustee shall ensure a Qualified Institution maintains possession, on its behalf, of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

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

            (iii) On each  Transfer  Date,  interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Amount) and the balance, if any, shall be deposited in the Trustee Collection Account and credited to the Finance Charge Collections Ledger for application as Class A Available Funds on such Transfer Date.

            (iv) For the purpose of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

      (c) On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest and on the first Transfer Date for the Regulated Amortisation Period or the Rapid Amortisation Period the Receivables Trustee shall calculate the "RESERVE DRAW AMOUNT" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date for the earlier of the Regulated Amortisation Period and the Rapid Amortisation Period PROVIDED, HOWEVER, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Clause 5.15(j) with respect to such Transfer Date.

      (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Receivables Trustee, acting in accordance with the advice of the Trust Cash Manager, deposited in the Trustee Collection Account and credited to the Finance Charge Collections Ledger and included in Class A Available Funds for such Transfer Date;

      (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall withdraw from the Reserve Account, and pay to the Series 03-1 Investor Beneficiary an amount equal to such Reserve Account Surplus to be treated as an Excess Finance Charge Amount referable to Series 03-1.

      (f)   Upon the earliest to occur of:

            (i)   the  termination of the  Receivables  Trust pursuant to Clause
                  6.3 or Clause 8;

            (ii) the first Transfer Date for the Regulated Amortisation Period or the Rapid Amortisation Period; and

            (iii) the  Transfer  Date  immediately  preceding  the  Series  03-1
                  Termination Date,

            the Receivables Trustee, acting on the advice of the Trust Cash Manager, after the prior payment of all amounts due to the Series 03-1 Investor Beneficiary, that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Series 03-1 Investor Beneficiary all remaining amounts, on deposit in the Reserve Account which will then be treated as Excess Finance Charge Amounts referable to Series 03-1 and the Reserve Account shall be deemed to have terminated for the purposes of the Series 03-1 Supplement.

                                    PART 6

                       MONTHLY STATEMENT TO SERIES 03-1

MONTHLY STATEMENT TO SERIES 03-1

On or before each Distribution Date, the Receivables Trustee shall forward to the Series 03-1 Investor Beneficiary and each Rating Agency a statement substantially in the form of Exhibit B to the Schedule prepared by the Servicer, delivered to the Receivables Trustee and setting forth, among other things, the following information:

(i)   the total amount distributed;

(ii) the amount of such distribution allocable to the Class A Monthly Principal Amount, Class B Monthly Principal Amount and Class C Monthly Principal Amount, respectively;

(iii) the amount of such distribution allocable to Class A Trustee Payment, MTN Issuer Costs Amount, Class A Monthly Finance Amount, Class A Deficiency Amounts, Class A Additional Finance Amount, Class B Trustee Payment, Class B Monthly Finance Amount, Class B Deficiency Amounts, Class B Additional Finance Amount, Class C Trustee Payment, Class C Monthly Finance Amount, Class C Deficiency Amounts, Class C Additional Finance Amount respectively;

(iv) the amount of Principal Collections processed during the related Monthly Period and allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A, Class B and Class C, respectively;

(v) the amount of Finance Charge Collections processed during the related Monthly Period and allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A, Class B and Class C, respectively;

(vi) the amount of Acquired Interchange allocable to Series 03-1 deposited in the Trustee Collection Account in respect of the related Monthly Period;

(vii) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A
      Adjusted Investor  Interest,  the Class B Investor  Interest,  the Class B
      Adjusted Investor Interest, the Class C Investor Interest, the Class C Adjusted Investor Interest, the Floating Investor Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Class C Floating Allocation and the Fixed Investor Percentage, Class A Fixed Allocation, the Class B Fixed Allocation and the Class C Fixed Allocation with respect to the Principal Receivables in the Receivables Trust as of the end of the day on the Record Date;

(viii)the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, 90 to 119, 120 to 149 and 150 or more days delinquent as of the end of the day on the Record Date;

(ix) the Aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Class C Investor Default Amount for the related Monthly Period;

(x) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs for the related Monthly Period;

(xi) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

(xii) the amount of (1) the Class A Servicing Fee and Class A Cash Management Fee; (2) the Class B Servicing Fee and Class B Cash Management Fee; and
       (3) the Class C Servicing Fee and Class C Cash Management Fee, in each case for the related Monthly Period;

(xiii) the Portfolio Yield for the preceding Monthly Period;

(xiv) the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

(xv) the Available Spread Account Amount and the Required Spread Account Amount as of the close of business on the Transfer Date immediately preceding such Distribution Date;

(xvi) the Principal Funding Account Balance as of the close of business on the Transfer Date immediately preceding such Distribution Date and as such amount allocated to the Series 03-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A, Class B and Class C;

(xvii) the Controlled Accumulation Shortfall;

(xviii)the Principal  Funding  Investment  Proceeds  transferred  to the Finance
       Charge Collections Ledger on the related Transfer Date;

(xix)  the Principal Funding Investment Shortfall on the related Transfer Date;

(xx) the amount of Class A Available Funds, Class B Available Funds and Class C Available Funds credited to the Finance Charge Collections Ledger on the related Transfer Date; and

(xxi)  such other items as are set out in Exhibit B to this Schedule.

                                    PART 7

                          SERIES 03-1 PAY OUT EVENTS

SERIES 03-1 PAY OUT EVENTS

For the purposes of Clause 6.2 of the Trust and Cash Management Agreement, if any one of the following events shall occur with respect to Series 03-1:

(a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the RSA, on or before the date occurring five
      Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set out in the RSA or the Series 03-1 Supplement, which failure has a Material Adverse Effect on the interests of the Series 03-1 Investor Beneficiary in respect of Series 03-1 and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Receivables Trustee, or to the Transferor and the Receivables Trustee by the Investor Beneficiary acting on instructions of holders of Related Debt representing in aggregate not less than 50% of the aggregate principal amount outstanding of Related Debt then in issue and outstanding in respect of Series 03-1, and which unremedied continues during such 60 day period to have a Material Adverse Effect on the interests of the Investor Beneficiary (in respect of Series 03-1) for such period;

(b) any representation or warranty made by the Transferor in the RSA or the Series 03-1 Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to the RSA, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Receivables Trustee, or to the Transferor and the Receivables Trustee by the MTN Issuer acting on the instructions of holders of not less than 50% of the aggregate principal amount outstanding of Related Debt then in issue and outstanding in respect of Series 03-1, and (ii) as a result of which there is a Material Adverse Effect on the interests of the MTN Issuer (in respect of Series 03-1) and which unremedied continues during such 60 day period to have a Material Adverse Effect for such period; PROVIDED, HOWEVER, that a Series 03-1 Pay Out
      Event pursuant to this paragraph (b) of Part 7 of the Series 03-1 Supplement shall not be deemed to have occurred hereunder if the Transferor has complied with its obligations pursuant to Clause 11 of the RSA, in respect of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the RSA;

(c) the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Expense Rate for such period or with respect to the period from the Closing Date to the end of the third monthly period from the Closing Date, the average Portfolio Yield is less than the average Expense Rate for that period;

(d)   either:

      (i) over any period of thirty consecutive days the amount of the Transferor Interest averaged over that period is less than the Minimum Transferor Interest for that period and the Transferor Interest does not increase on or before the tenth Business Day following such thirty day period to an amount such that the average of the Transferor Interest as a percentage of the Average Principal Receivables for such thirty day period, computed by assuming that the amount of the increase of the Transferor Interest prior to or including the last day of such ten Business Day period, as compared to the Transferor Interest on the last day of such thirty day period shall be deemed to have existed in the Receivables Trust during each day of such thirty day period, is at least equal to the Minimum Transferor Interest; or

      (ii) on any Record Date the aggregate amount of Eligible Receivables is less than the Minimum Aggregate Principal Receivables (as adjusted for any Series having a Companion Series as described in the Supplement for such Series), and the aggregate amount of Eligible Receivables fails to increase to an amount equal to or greater than the Minimum Aggregate Principal Receivables on or before the tenth Business Day following such Record Date;

(e) any Servicer Default or Trust Cash Manager Default shall occur which would have a Material Adverse Effect on the MTN Issuer (in respect of Series 03-1);

(f) the Investor Interest shall not be reduced to zero on the Series 03-1 Scheduled Redemption Date;

(g) an early termination, without replacement, of any Swap Agreement shall occur; or

(h) the MTN Issuer has or will become obligated to deduct or withhold amounts from payments to be made in respect of the Related Debt on any Distribution Date, for or on account of any tax assessment or other governmental charge by any jurisdiction as a result of any change in the laws of such jurisdiction or any political subdivision or taxing authority thereof which change becomes effective on or after the Closing Date then, in the case of any event described in paragraphs (a), (b) or (e) above after the applicable grace period set out in such subparagraphs (if any), either the Receivables Trustee or the Investor Beneficiary by notice then given in writing to the Transferor, the Trust Cash Manager and the Servicer (and to the Receivables Trustee if given by the Investor Beneficiary) may declare that a pay out event (a, "SERIES 03-1 PAY OUT EVENT") has occurred as of the date of such notice, and in the case of any event described in paragraphs (c), (d), (f), (g) or (h) above, a Series 03-1 Pay Out Event shall occur without any notice or other action on the part of the Receivables Trustee or the MTN Issuer immediately upon the occurrence of such event.

A Series Pay Out Event which occurs in respect of paragraphs (c) or (d) is a "REGULATED AMORTISATION TRIGGER EVENT" for Series 03-1.

                           EXHIBITS TO THE SCHEDULE

                        EXHIBIT A-1 FORM OF CERTIFICATE

                    GRACECHURCH RECEIVABLES TRUSTEE LIMITED
             (INCORPORATED IN JERSEY WITH REGISTERED NUMBER 75210)

             [THIS CERTIFICATE SHALL BE AUTHENTICATED AND RETAINED
                          OUTSIDE THE UNITED KINGDOM]

                               RECEIVABLES TRUST
                                  CERTIFICATE
                                  SERIES 03-1


Evidencing an undivided interest and other interests in the trust constituted by the Declaration of Trust and Trust Cash Management Agreement dated 23 November 1999 between Gracechurch Receivables Trustee Limited and Barclays Bank PLC (the "TRUST AND CASH MANAGEMENT AGREEMENT") and supplemented by the Series 03-1 Supplement dated [*] 2003 to the Trust and Cash Management Agreement (the "SUPPLEMENT")

           NOT AN INTEREST IN OR OBLIGATION OF BARCLAYS BANK PLC OR

                            ANY AFFILIATE THEREOF.

This Certificate certifies that upon execution and authentication of this Certificate in accordance with Clause 4 of the Trust and Cash Management Agreement, Barclaycard Funding PLC, as holder of the Certificate became a Beneficiary of the Receivables Trust and as such is beneficially entitled to Trust Property in the amount and in the manner set out in the Trust and Cash Management Agreement as supplemented by the Supplement.

Terms defined in the Master Definitions Schedule dated 23 November 1999 as amended and restated on 24 October 2002 and in the Supplement shall have the same meaning in this Certificate.

PLEASE NOTE THE FOLLOWING:

1. The Certificate is in registered form and evidences the beneficial entitlement of Barclaycard Funding PLC in the Receivables Trust.

2. No transfer of this Certificate or Disposal of the beneficial entitlement of Barclaycard Funding PLC in the Receivables Trust shall be permitted except in accordance with Clauses 3.7(a)(iii) and 4.2(a)(ii) of the Trust and Cash Management Agreement.

3. The entries in the Trust Certificate Register shall be conclusive in the absence of manifest error and the Trust Cash Manager and the Receivables Trustee shall be entitled to treat Barclaycard Funding PLC (as the Person in whose name this Certificate is registered) as the owner hereof and the Person beneficially entitled to Trust Property as a consequence thereof.

4. Unless the Certificate of Authentication hereon has been executed by or on behalf of the Receivables Trustee by manual signature, Barclaycard Funding PLC shall not become beneficially entitled to Trust Property pursuant to an Acquisition as the holder of this Certificate and shall not be registered in the Trust Certificate Register as holder of this Certificate.

IN WITNESS WHEREOF, Barclays Bank PLC has executed this Certificate as a deed.

BARCLAYS BANK PLC

By:

      Name:

      Title:

Date:  [*]

CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the above mentioned Trust and Cash Management Agreement and Supplement.

GRACECHURCH RECEIVABLES TRUSTEE LIMITED

By:

      Name:

      Title:

Date:  [*]

                      EXHIBIT A FORM OF MONTHLY STATEMENT

                           FORM OF MONTHLY STATEMENT

                                  SERIES 03-1

                               BARCLAYS BANK PLC

                            AS TRUST CASH MANAGER

                      __________________________________

                               RECEIVABLES TRUST

                             MONTHLY PERIOD ENDING

                       _________________________________

Capitalised terms used in this Statement have their respective  meanings set out
in  the  Trust  and  Cash  Management   Agreement  dated  23  November  1999  as
supplemented by the Series 03-1 Supplement dated [*] 2003.

A.    INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION
1.    The total distribution in respect of Class A Monthly Principal Amount
                                                                                                        {pound-sterling}___________
2.    The total distribution in respect of Class B Monthly Principal Amount
                                                                                                        {pound-sterling}___________
3.    The total distribution in respect of Class C Monthly Principal Amount
                                                                                                        {pound-sterling}___________
4.    The  total  amount  of  distribution  from  the Class A Distribution Ledger (deposited pursuant to
      Clause 5.10(a)(iii)                                                                               {pound-sterling}___________
5.    The total amount of distribution from the Class  B  Distribution  Ledger  (deposited  pursuant  to
      Clause 5.10(b)(ii))                                                                               {pound-sterling}___________
6.    The  total  amount  of  distribution  from  the Class C Distribution Ledger (deposited pursuant to
      Clause 5.15(f))                                                                                   {pound-sterling}___________
7.    The total amount of distribution in respect of  the Class A Trustee Payment Amount for the related
      Monthly Period                                                                                    {pound-sterling}___________
8.    The total amount of distribution in respect of any Class A Trustee Payment Amount remaining unpaid
      in respect of prior Monthly Periods                                                               {pound-sterling}___________

9.    The total amount of distribution in respect of the  Class B Trustee Payment Amount for the related{pound-sterling}___________
      Monthly Period
10.   The total amount of distribution in respect of any Class B Trustee Payment Amount remaining unpaid{pound-sterling}___________
      in respect of prior Monthly Periods
11.   The total amount of distribution in respect of the Class  C Trustee Payment Amount for the related{pound-sterling}___________
      Monthly Period
12.   The total amount of distribution in respect of any Class C Trustee Payment Amount remaining unpaid{pound-sterling}___________
      in respect of prior Monthly Periods
13.   The total amount of distribution in respect of the MTN Issuer Costs Amount for the related Monthly{pound-sterling}___________
      Period


B.    INFORMATION  REGARDING THE CURRENT MONTHLY  DISTRIBUTION  FOR DISTRIBUTION
      DATES DURING [THE REVOLVING PERIOD, THE CONTROLLED ACCUMULATION PERIOD AND
      REGULATED AMORTISATION PERIOD ONLY]
1.    The amount of the distribution in respect of the Class A Monthly Finance Amount               {pound-sterling}___________
2.    The amount of the distribution in respect of the Class B Monthly Finance Amount               {pound-sterling}___________
3.    The amount of the distribution in respect of the Class C Monthly Finance Amount               {pound-sterling}___________
C.    INFORMATION REGARDING THE PERFORMANCE OF THE RECEIVABLES TRUST
1.    PRINCIPAL COLLECTIONS

      (a)   The aggregate amount of Principal  Collections  processed during the                    {pound-sterling}___________
            related   Monthly   Period   which   were allocable in respect of Class A


      (b)   The aggregate amount of Principal  Collections  processed during the                    {pound-sterling}___________
            related   Monthly   Period   which   were allocable in respect of Class B


      (c)   The aggregate amount of Principal  Collections  processed during the                    {pound-sterling}___________
            related   Monthly   Period   which   were allocable in respect of Class C


2.    PRINCIPAL RECEIVABLES IN THE RECEIVABLES TRUST
(a)   The  aggregate  amount of Principal Receivables  which  are  Eligible  Receivables  in  the
      Receivables Trust  as  of  the end of the day on the last day of the related Monthly Period        {pound-sterling}___________
      (the last day of the month)

(b)   The amount of Principal Receivables which are Eligible Receivables in the Receivables Trust
      represented by the Investor  Interest  of  Series  03-1  as  of the last day of the related        {pound-sterling}___________
      Monthly Period (the last day of the month)

(c)   The amount of Principal Receivables which are Eligible Receivables in the Receivables Trust
      represented by the Adjusted Investor Interest of Series 03-1 as  of  the  last  day  of the        {pound-sterling}___________
      related Monthly Period (the last day of the month)

(d)   The amount of Principal Receivables which are Eligible Receivables in the Receivables Trust
      represented  by  the  Class  A  Investor Interest as of the last day of the related Monthly        {pound-sterling}___________
      Period (the last day of the month)

(e)   The amount of Principal Receivables which are Eligible Receivables in the Receivables Trust
      represented by the Class A Adjusted  Investor  Interest  as  of the last day of the related        {pound-sterling}___________
      Monthly Period (the last day of the month)

(f)   The amount of Principal Receivables which are Eligible Receivables in the Receivables Trust
      represented  by the Class B Investor Interest as of the last day  of  the  related  Monthly        {pound-sterling}___________
      Period (the last day of the month)

(g)   The amount of Principal Receivables which are Eligible Receivables in the Receivables Trust
      represented by  the  Class  B  Adjusted Investor Interest as of the last day of the related        {pound-sterling}___________
      Monthly Period (the last day of the month)

(h)   The amount of Principal Receivables which are Eligible Receivables in the Receivables Trust        {pound-sterling}___________
      represented  by  the  Class  C  Investor Interest as of the last day of the related Monthly
      Period (the last day of the month)
(i)   The amount of Principal Receivables which are Eligible Receivables in the Receivables Trust        {pound-sterling}___________
      represented by the Class C Adjusted  Investor  Interest  as  of the last day of the related
      Monthly Period (the last day of the month)

(j)   The Floating Investor Percentage with respect to the related Monthly Period                                          ________%

(k)   The Class A Floating Allocation with respect to the related Monthly Period                                           ________%

(l)   The Class B Floating Allocation with respect to the related Monthly Period                                           ________%

(m)   The Class C Floating Allocation with respect to the related Monthly Period                                           ________%

(n)   The Fixed Investor Percentage with respect to the related Monthly Period                                             ________%

(o)   The Class A Fixed Allocation with respect to the related Monthly Period                                              ________%

(p)   The Class B Fixed Allocation with respect to the related Monthly Period                                              ________%

(q)   The Class C Fixed Allocation with respect to the related Monthly Period                                              ________%

3.    DELINQUENT BALANCES

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                      Aggregate                  Percentage
                                       Account                    Of Total
                                       Balance               Receivables in Trust
(a)  30 - 59 days:                {pound-sterling}________       ________%
(b)  60 - 89 days:                {pound-sterling}________       ________%
(c)  90 - 119 days:               {pound-sterling}________       ________%
(d)  120 - 149 days:              {pound-sterling}________       ________%
(e)  150 - or more days           {pound-sterling}________       ________%
                            Total {pound-sterling}________       ________%


4.    INVESTOR DEFAULT AMOUNT
(a)   The Aggregate Investor Default Amount for the related Monthly Period                              {pound-sterling}___________

(b)   The Class A Investor Default Amount for the related Monthly Period                                {pound-sterling}___________

(c)   The Class B Investor Default Amount for the related Monthly Period                                {pound-sterling}___________

(d)   The Class C Investor Default Amount for the related Monthly Period                                {pound-sterling}___________

5.    INVESTOR CHARGE-OFFS                                                                              {pound-sterling}___________

(a)   The aggregate amount of Class A Investor Charge-Offs for the
      related Monthly Period                                                                            {pound-sterling}___________

(b)   The aggregate amount of Class B Investor Charge-Offs for the related Monthly period               {pound-sterling}___________

(c)   The aggregate amount of Class C Investor Charge-Offs for the related Monthly period               {pound-sterling}___________

(d)   The aggregate amount of Class A Investor Charge-Offs reinstated on the related Transfer           {pound-sterling}___________
      Date
(e)   The aggregate amount of Class B Investor Charge-Offs reinstated on the related Transfer           {pound-sterling}___________
      Date
(f)   The aggregate amount of Class C Investor Charge-Offs reinstated on the related Transfer           {pound-sterling}___________
      Date

6.    INVESTOR SERVICING FEE

(a)   The amount of the Class A Servicing Fee payable to the Servicer for the related Monthly           {pound-sterling}___________
      Period

(b)   The  amount of the Class B Servicing Fee payable to the Servicer for the related Monthly          {pound-sterling}___________
      Period
(c)   The amount of the Class C Servicing Fee payable to the Servicer for the related Monthly           {pound-sterling}___________
      Period

7.    INVESTOR CASH MANAGEMENT FEE
(a)   The amount of the Class A Cash Management Fee payable by the Receivables Trustee to the           {pound-sterling}___________
      Trust Cash Manager for the related Monthly Period

(b)   The  amount of the Class B Cash Management Fee payable by the Receivables Trustee to the          {pound-sterling}___________
      Trust Cash Manager for the related Monthly Period

(c)   The amount of the Class C Cash Management Fee payable by the Receivables Trustee to the           {pound-sterling}___________
      Trust Cash Manager for the related Monthly Period

8.    REALLOCATIONS
The amount of Reallocated Class C Principal Collections with respect to the related Transfer Date       {pound-sterling}___________

The amount of Reallocated Class B Principal Collections with respect to the related Transfer Date       {pound-sterling}___________

9.    AVAILABLE SPREAD ACCOUNT AMOUNT
      The amount available to be withdrawn  from  the  Spread  Account  as of the close of             [{pound-sterling}___________
      business on [      ] (the "TRANSFER DATE"), after giving effect to all withdrawals, deposits and payments to be made in respect of the related Monthly Period

10.   REQUIRED SPREAD ACCOUNT AMOUNT
      On the Transfer Date referred to in 9 above                                                      {pound-sterling}___________

11.    PRINCIPAL FUNDING ACCOUNT

(a)   The  Principal amount on deposit in the Principal Funding Account on the  related  Transfer      {pound-sterling}___________
      Date

(b)   The Controlled Accumulation Shortfall with respect to the related Monthly Period                  pound-sterling}___________
(c)   The Principal Funding Investment Proceeds credited to the Finance Charge Collections Ledger       pound-sterling}___________
      on the related Transfer Date

(d)   The Principal Funding Investment Proceeds credited to the Finance Charge Collections Ledger       pound-sterling}___________
      on the  related Transfer Date allocated to the Series 03-1 Investor Beneficiary and for the
      purposes of calculation treated as referable to Class A

(e)   The Principal Funding Investment Proceeds credited to the Finance Charge Collections Ledger       pound-sterling}___________
      on the related  Transfer Date allocated to the Series 03-1 Investor Beneficiary and for the
      purposes of calculation treated as referable to Class B

(f)   The Principal Funding Investment Proceeds credited to the Finance Charge Collections Ledger       pound-sterling}___________
      on the related Transfer  Date allocated to the Series 03-1 Investor Beneficiary and for the
      purposes of calculation treated as referable to Class C

(g)   The Principal Funding Investment  Shortfall  transferred  to the Finance Charge Collections       pound-sterling}___________
      Ledger on the related Transfer Date

12.   AVAILABLE FUNDS

(a)   The amount of Class A Available Funds credited to the Finance  Charge Collections Ledger on       {pound-sterling}___________
      the related Transfer Date

(b)   The amount of Class B Available Funds credited to the Finance Charge  Collections Ledger on       {pound-sterling}___________
      the related Transfer Date

(c)   The amount of Class C Available Funds credited to the Finance Charge Collections  Ledger on       {pound-sterling}___________
      the related Transfer Date


13.   COLLECTIONS OF FINANCE CHARGE RECEIVABLES
(a)   The  aggregate  amount  of  Finance Charge Collections processed during the related Monthly       {pound-sterling}___________
      Period which were allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A

(b)   The aggregate amount of Finance  Charge  Collections  processed  during the related Monthly       {pound-sterling}___________
      Period which were allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class B

(c)   The  aggregate amount of Finance Charge Collections processed during  the  related  Monthly       {pound-sterling}___________
      Period which were allocated to the Series 03-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class C

14.   ACQUIRED INTERCHANGE

(a)   The aggregate  amount  of  Acquired  Interchange  allocable  to Series 03-1 for the related       {pound-sterling}___________
      Monthly Period

(b)   The  aggregate  amount  of  Acquired  Interchange  allocated to the  Series  03-1  Investor       {pound-sterling}___________
      Beneficiary and for the purposes of calculation treated as referable to Class A the related
      Monthly Period

(c)   The  aggregate  amount  of  Acquired Interchange allocated  to  the  Series  03-1  Investor       {pound-sterling}___________
      Beneficiary and for the purposes of calculation treated as referable to Class B the related
      Monthly Period

(d)   The  aggregate  amount of Acquired  Interchange  allocated  to  the  Series  03-1  Investor       {pound-sterling}___________
      Beneficiary and for  the  purposes  of  calculation treated as referable to Class C for the related Monthly Period

15.   PORTFOLIO YIELD

(a)   The Portfolio Yield for the Related Monthly Period                                                                ___________%

(b)   The Portfolio Adjusted Yield                                                                                      ___________%




                                                             BARCLAYS BANK PLC,

                                                             Trust Cash Manager

                                                          By: _________________

                                                                   Name:

                                                                   Title:

 EXHIBIT B FORM OF MONTHLY PAYMENT ADVICE AND NOTIFICATION TO THE RECEIVABLES
                                    TRUSTEE

                         RECEIVABLES TRUST SERIES 03-1

Capitalised terms used in this certificate have their respective meanings set out in the Master Definitions Schedule and in the Trust and Cash Management Agreement PROVIDED, HOWEVER, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this notice is delivered. References herein to certain Clauses and paragraphs are references to the respective Clauses and paragraphs of the Trust and Cash Management Agreement. This certificate is delivered pursuant to Clause 5.10, Clause 5.11, Clause 5.12 and Clause 5.20(a)(iv) of the Trust and Cash Management Agreement as supplemented by the Series 03-1 Supplement.

(A) Barclays Bank PLC is the Trust Cash Manager under the Trust and Cash Management Agreement.

(B)   The undersigned is an Authorised Officer.

(C) The date of this notice is a date on or before a Transfer Date under the Trust and Cash Management Agreement.

I.    ADVICE TO MAKE A WITHDRAWAL

A.    FROM AMOUNTS CREDITED TO THE FINANCE CHARGE COLLECTIONS LEDGER

      Pursuant to Clause 5.10, the Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Finance Charge Collections Ledger in the Trustee Collection Account on [ ], which date is a Transfer Date under the Trust and Cash Management Agreement, in an aggregate amount set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.10.

1.    Pursuant to Clause 5.10(a)(i):
      (i)    Class A Trustee Payment                                            {pound-sterling}___________

      (ii)   accrued and unpaid Class A Trustee Payment                         {pound-sterling}___________

2.    Pursuant to Clause 5.10(a)(ii):

      (i)    MTN Issuer Costs Amount                                            {pound-sterling}___________

3.    Pursuant to Clause 5.10(a)(iii):

      (i)    Class A Monthly Finance Amount                                     {pound-sterling}___________

      (ii)   Class A Deficiency Amount                                                                  {pound-sterling}___________
      (iii)  Class A Additional Finance Amount                                                          {pound-sterling}___________

4.    Pursuant to Clause 5.10(a)(iv):

      (i)    Class A Servicing Fee                                                                      {pound-sterling}___________

      (ii)   Class A Cash Management Fee                                                                {pound-sterling}___________

      (iii)  accrued and unpaid Class A Servicing Fee                                                   {pound-sterling}___________

      (iv)   accrued and unpaid Class A Cash Management Fee                                             {pound-sterling}___________

5.    Pursuant to Clause 5.10(a)(v):

      Class A Investor Default Amount                                                                   {pound-sterling}___________

6.    Pursuant to Clause 5.10(a)(vi):

      Portion  of  Excess Spread from Class A Available Funds to be allocated and distributed as
      set out in Clause 5.15                                                                            {pound-sterling}___________

7.    Pursuant to Clause 5.10(b)(i):

      (v)    Class B Trustee Payment                                                                    {pound-sterling}___________

      (vi)   accrued and unpaid Class B Trustee  Payment                                                {pound-sterling}___________

8.    Pursuant to Clause 5.10(b)(ii):

      (i)    Class B Monthly Finance Amount                                                             {pound-sterling}___________

      (ii)   Class B Deficiency Amount                                                                  {pound-sterling}___________

      (iii)  Class B Additional Finance Amount                                                          {pound-sterling}___________

9.    Pursuant to Clause 5.10(b)(iii):

      (v)    Class B Servicing Fee                                                                      {pound-sterling}___________

      (vi)   Class B Cash Management Fee                                                                {pound-sterling}___________

      (iii)  accrued and unpaid Class B Servicing Fee                                                   {pound-sterling}___________

      (iv)   accrued and unpaid Class B Cash Management Fee                                             {pound-sterling}___________

10.   Pursuant to Clause 5.10(b)(iv):

      (i)    portion  of  Excess  Spread from Class B Available Funds to be allocated and               {pound-sterling}___________
              distributed as set out in Clause 5.15

11.   (i)    Pursuant to Clause 5.10(c)(i):
      (i)    Class C Trustee Payment                                                                    {pound-sterling}___________

      (ii)   accrued and unpaid Class C Trustee  Payment                                                {pound-sterling}___________
12.   Pursuant to Clause 5.10(c)(ii):

      (i)    Class C Servicing Fee                                                                      {pound-sterling}___________

      (ii)   Class C Cash Management Fee                                                                {pound-sterling}___________

      (iii)  Accrued and unpaid Class C Servicing Fee                                                   {pound-sterling}___________

      (iv)   Accrued and unpaid Class C Cash Management Fee                                             {pound-sterling}___________
13.   Pursuant to Clause 5.10(c)(iii):

      (i)    Portion of Excess Spread  from  Class  C Available Funds to be allocated and distributed   {pound-sterling}___________
             as set out in Clause 5.15


B.     FROM AMOUNTS CREDITED TO THE PRINCIPAL COLLECTIONS LEDGER

Pursuant to Clause 5.11 the Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Principal Collections Ledger in the Trustee Collection Account on [ ], which is a Transfer Date under the Trust and Cash Management Agreement, in an aggregate amount set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.11.

1.    Pursuant to Clause 5.11(a)(i);
      (i)    Amount to be treated as Shared Principal Collections
                                                                                                        {pound-sterling}___________
2.    Pursuant to Clause 5.11(a)(ii);

      (i)    Amount remaining from preceding Monthly Period to be treated as Investor Cash Available for
             Acquisition                                                                                {pound-sterling}___________

3.    Pursuant to Clause 5.11(b)(i) or 5.11(b)(ii):
      (i)    Class A Monthly Principal Amount
                                                                                                        {pound-sterling}___________

4.    Pursuant to Clause 5.11(b)(iii) or 5.11(b)(iv):
      (ii)   Class B Monthly Principal Amount                                                           {pound-sterling}___________

5.    Pursuant to Clause 5.11(b)(v) or 5.11(b)(vi):
      (i)    Class C Monthly Principal Amount                                                           {pound-sterling}___________

6.    Pursuant to Clause 5.11(b)(vii) or 5.11(viii)):
      (i)    Amount to be treated as Shared Principal Collections                                       {pound-sterling}___________

7.    Pursuant to Clause 5.11(b)(ix):

      (i)    Amount remaining from preceding Monthly Period to be treated as Investor Cash Available for{pound-sterling}___________
             Acquisition

      (ii)   Amount to be paid to the Transferor Beneficiary                                            {pound-sterling}___________

      (iii)  Unavailable Transferor Principal Collections                                               {pound-sterling}___________


C.    FROM AMOUNTS CREDITED TO THE SPREAD ACCOUNT PURSUANT TO CLAUSE 5.19(A)(IV)
      (B)(1)

      The Trust Cash Manager hereby advises the Receivables Trustee to make a withdrawal from amounts credited to the Spread Account on [ ] which date is a Transfer Date under the Trust and Cash Management Agreement, in an aggregate amount as set out in paragraph 3 below and shall deposit such amount in the Trustee Collection Account to the credit of the Finance Charge Collections Ledger:

1.    The Investor Percentage of Finance Charge Collections and Acquired                                {pound-sterling}___________
      Interchange allocable to Series03-1 credited to the Finance Charge Collections
      Ledger for the preceding Monthly Period;
2.    The sum of (i) the Class A Monthly Required Expense  Amount plus (ii)                             {pound-sterling}___________
      the Class B Monthly Required Expense Amount plus (iii) the Class C Monthly
      Required  Expense  Amount  plus (iv) the  Investor  Servicing  Fee for the preceding Monthly Period plus (v) the Investor Cash Management Fee for the preceding Monthly Period plus (iv) the Aggregate  Investor Default Amount, if any, for the preceding Monthly Period

3.    The excess, if any of 2. over 1. (the "TOTAL WITHDRAWAL AMOUNT")                                  {pound-sterling}___________

D.    FROM AMOUNTS CREDITED TO THE PRINCIPAL FUNDING ACCOUNT

      The Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal of {pound-sterling}[{circle}] from amounts credited to the
      Principal Funding  Account on [       ] which date is a Distribution Date
      under the Trust and Cash Management Agreement, and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.11(c)(i), Clause 5.11(d)(i) and Clause 5.11(e)(i) by depositing such amount into the Series 03-1 Distribution Account.

E.    FROM AMOUNTS CREDITED TO THE CLASS A DISTRIBUTION LEDGER

      The Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Class A Distribution Ledger on
      [           ] which date is a Distribution Date under the Trust and  Cash
      Management Agreement, in the amount as set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with the following Clauses:

1.    Pursuant to Clause 5.11(c)(ii):

      (i)   Amount to be  deposited  into the Series 03-1  Distribution  Account                        {pound-sterling}___________
            identified  for the Series  03-1  Investor  Beneficiary  and for the
            purposes of calculation treated as referable to Class A

2.    Pursuant to Clause 5.12(a)(i):

      (i)    Amount to be deposited into the                                                            {pound-sterling}___________
             Series 03-1 Distribution Account identified  for  the  Series 03-1
             Investor Beneficiary and for the purposes of calculation treated as referable to Class A


F.     FROM AMOUNTS CREDITED TO THE CLASS B DISTRIBUTION LEDGER

      The Trust Cash Manager hereby instructs the Receivables Trustee (i) to make a withdrawal from amounts credited to the Class B Distribution
      Ledger on [         ] which date is a Distribution  Date  under the Trust
      and Cash Management Agreement, in the amount as set out below in respect of the following amount and (ii) apply the proceeds of such withdrawal in accordance with the following Clauses:

1.    Pursuant to Clause 5.11(d):

      (i)   Amount to be  deposited  into the Series 03-1  Distribution  Account                        {pound-sterling}___________
            identified  for the Series  03-1  Investor  Beneficiary  and for the
            purposes of calculation treated as referable to Class B


2.    Pursuant to Clause 5.12(a)(ii):
      (i)   Amount to be  deposited  into the Series 03-1  Distribution  Account                        {pound-sterling}___________
            identified  for the Series  03-1  Investor  Beneficiary  and for the
            purposes of calculation treated as referable to Class B


G.     FROM AMOUNTS CREDITED TO THE CLASS C DISTRIBUTION LEDGER

      The Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Class C Distribution Ledger on
      [          ]  which  date is a Distribution Date under the Trust and Cash
      Management Agreement, in the amount as set out below in respect of the following amount and (ii) apply the proceeds of such withdrawal in accordance with the following Clauses:

1.    Pursuant to Clause 5.11(e):
      (i)   Amount to be  deposited  into the Series 03-1  Distribution  Account                        {pound-sterling}___________
            identified  for the Series  03-1  Investor  Beneficiary  and for the
            purposes of calculation treated as referable to Class C

2.    Pursuant to Clause 5.12(a)(iii):

      (i)   Amount to be  deposited  into the Series 03-1  Distribution  Account                        {pound-sterling}___________
            identified  for the Series  03-1  Investor  Beneficiary  and for the
            purposes of calculation treated as referable to Class C



II     APPLICATION

      Pursuant to Clause 5.15, the Trust Cash Manager hereby advises the Receivables Trustee to apply the Excess Spread with regard to the related Monthly Period to make the following distributions in the following priority:

(a)    an amount equal to the Class  A Required Amount, if any, with respect to such Transfer Date      {pound-sterling}___________
       will  be used to fund the Class  A  Required  Amount  and  be   allocated  and  applied  in
       accordance with, and in the priority set out in Clause 5.10(a);

(b)    an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been      {pound-sterling}___________
       previously reinstated will be utilised to reinstate  the  Class  A Investor Interest and be treated  as  a  portion  of Investor Principal Collections and credited  to  the  Principal
       Collections Ledger on such Transfer Date;
(c)    an amount equal to the Class  B Required Amount, if any, with respect to such Transfer Date      {pound-sterling}___________
       will be used to fund the Class  B  Required  Amount  and  be allocated and applied first in accordance  with,  and  in  the priority set out in, Clause 5.10(b)  and  then  any  amount available to pay the Class B  Investor Default Amount shall be allocated to the Series 03-1
       Investor Beneficiary and for the  purposes  of  calculation treated as referable to Class B and treated as a portion of Investor Principal Collections  allocated  to  the  Series 03-1
       Investor  Beneficiary Interest and for the purposes of calculation treated as referable  to
       Class B and credited to the Principal Collections Ledger on such Transfer Date;

(d)    an amount equal  to  the  aggregate  amount by which the Class B Investor Interest has been      {pound-sterling}___________
       reduced below the Class B Initial Investor  Interest  for reasons other than the payment of principal  amounts  to  the  Series  03-1 Investor Beneficiary  and  for  the  purposes  of calculation treated as referable to Class  B  (but not in excess of the aggregate amount of such reductions which have not been previously  reinstated)  will  be utilised to reinstate the  Class  B Investor Interest and treated as a portion of Investor Principal  Collections and credited to the Principal Collections Ledger on such Transfer Date;

(e)    an amount equal  to any interest payment due and payable on any facility entered into by or      {pound-sterling}___________
       on behalf of the MTN Issuer in respect of an obligation to pay stamp duty will be allocated to the Investor Beneficiary and paid into the Series 03-1 Distribution Account;

(f)    an  amount  equal to the Class C Monthly Finance Amount will be credited  to  the  Class  C      {pound-sterling}___________
       Distribution Ledger;
(g)    an amount equal  to  the  Class  C  Deficiency  Amount  will  be  credited  to  the Class C      {pound-sterling}___________
       Distribution Ledger;

(h)    an  amount equal to the Class C Additional Finance Amount will be credited to the  Class  C      {pound-sterling}___________
       Distribution Ledger;

(i)    an amount  equal  to  the  aggregate amount by which the Class C Investor Interest has been      {pound-sterling}___________
       reduced below the Class C Initial  Investor  Interest for reasons other than the payment of principal  amounts  to  the  Series 03-1 Investor  Beneficiary  and  for  the  purposes  of calculation treated as referable  to  Class C (but not in excess of the aggregate amount of such reductions which have not been previously  reinstated)  will  be utilised to reinstate the  Class  C Investor Interest and treated as a portion of Investor Principal  Collections calculated with  reference  to  the  Series  03-1 Investor Beneficiary Interest and for the
       purposes of calculation treated as referable to  Class  C  and  credited  to  the Principal
       Collections Ledger on such Transfer Date;
(j)    an  amount equal to the Class C Investor Default Amount shall be calculated with  reference      {pound-sterling}___________
       to the  Series  03-1  Investor  Beneficiary  and for the purposes of calculation treated as referable to Class C and treated as a portion  of Investor Principal Collections calculated with reference to the Series 03-1 Investor Beneficiary  Interest  and  for  the purposes of calculation  treated  as  referable  to  Class  C and credited to the Principal Collections
       Ledger on such Transfer Date;


(k)    on each Transfer Date  from  and  after  the Reserve Account Funding Date, but prior to the      {pound-sterling}___________
       date on which the Reserve Account terminates  as  described in Clause 5.22(f), an amount up to the excess, if any, of the Required Reserve Amount  over  the  Available Reserve Account
       Amount shall be allocated to the MTN Issuer and deposited into the Reserve Account;
(l)    on  any Distribution Date on which the Available Spread Account Amount  is  less  than  the      {pound-sterling}___________
       Required  Spread  Amount, an amount up to the excess, if any, of the Required Spread Amount over the Available  Spread Account Amount will be allocated to the Investor Beneficiary and deposited into the Spread Account;

(m)    an amount equal to the  Aggregate  Investor Indemnity Amount, if any, for the prior Monthly      {pound-sterling}___________
       Period (together with any amounts in  respect of previous Monthly Periods which are unpaid)
       will be allocated to the Investor Beneficiary  and  (to the extent the Series 03-1 Investor
       Beneficiary and for the purposes of calculation treated  as  referable  to Class A does not meet  such  payment  itself  from  other  sources) paid by the Receivables Trustee  to  the
       Transferor whereupon such amount shall cease to be Trust Property and shall be owned by the
       Transferor absolutely;


(n)    an amount equal to the Series 03-1 Extra Amount for such Transfer Date will be allocated to      {pound-sterling}___________
       the Investor Beneficiary and paid into the  Series 03-1 Distribution Account whereupon such amount shall cease to be Trust Property and shall  be  owned  by  the  Investor Beneficiary absolutely; and

(o)    the  balance, if any, after giving effect to the payments made pursuant to  paragraphs  (a)      {pound-sterling}___________
       through  (o)  (inclusive)  above shall be paid to the Excess Interest Beneficiary whereupon such amount shall cease to be  Trust  Property  and  shall  be owned by the Excess Interest
       Beneficiary absolutely.

III   ACCRUED AND UNPAID AMOUNTS

      After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month

A.    Clause 5.10(a), (b) and (c)
      The aggregate amount of all Deficiency Amounts
                                                                                                        {pound-sterling}___________
B.    Clause 5.10

      (i)    the aggregate amount of all accrued and unpaid Investor Servicing Fees
                                                                                                        {pound-sterling}___________
      (ii)   the aggregate amount of all accrued and unpaid Investor Cash Management Fees
                                                                                                        {pound-sterling}___________
C.    Clause 5.13
      The aggregate amount of all unreimbursed Investor Charge-Offs
                                                                                                        {pound-sterling}___________
D.    Clause 5.14

      The aggregate amount of all accrued and unpaid Aggregate Investor  Indemnity
      Amounts allocable to Series 03-1                                                                  {pound-sterling}___________



IN  WITNESS  WHEREOF, the undersigned has duly executed this certificate this
[      ] day of [      ], [       ]

                                                              BARCLAYS BANK PLC



                                                     By:_______________________

                                                            Name:

                                                            Title:

                       EXHIBIT C SCHEDULE TO EXHIBIT B
                           MONTHLY SERVICER'S REPORT

                     MONTHLY PERIOD ENDING [            ]
                         RECEIVABLES TRUST SERIES 03-1


1.    The aggregate amount of the Investor Percentage of Principal Collections                          {pound-sterling}___________

2.    The aggregate amount of the Investor Percentage of Finance Charge Collections                     {pound-sterling}___________

[3.   The aggregate amount of the Investor Percentage of Annual Membership Fees]                        {pound-sterling}___________

4.    The aggregate amount of the Investor Percentage of Acquired Interchange                           {pound-sterling}___________

5.    The aggregate  amount  of  funds  credited  to  the Finance Charge Collections                    {pound-sterling}___________
      Ledger allocable toSeries 03-1

6.    The aggregate amount of funds credited to the Principal Collections Ledger                        {pound-sterling}___________
      allocable to Series 03-1

7.    The aggregate amount of funds credited to the Principal Collections Ledger                        {pound-sterling}___________
      calculated as Investor  Cash  Available  for  Acquisition  for Series 03-1
      during the preceding Monthly Period in accordance with Clauses 5.06(a) and
      5.06(b)

8.    The aggregate  amount to be withdrawn from the Finance Charge  Collections                        {pound-sterling}___________
      Ledger and paid to the Spread Account pursuant to Clause 5.15(f)

9.    The excess, if any, of the Required Spread Amount over the Available Spread Amount                {pound-sterling}___________

10.   The aggregate  amount to be withdrawn  from the Spread Account and paid on                        {pound-sterling}___________
      behalf of Series 03-1 in accordance with Clause 5.19(b)(iv)(A)

11.   The Available  Spread Amount on the Transfer Date of the current  calendar                        {pound-sterling}___________
      month,  after  giving  effect to the deposits  and  withdrawals  specified above, is equal to

12.   The amount of interest payable in respect  of Related Debt by the Series 03-1 Investor Beneficiary
      and for the purposes of calculation treated as referable to:

      (i)    Class A                                                                                    {pound-sterling}___________

      (ii)   Class B                                                                                    {pound-sterling}___________

      (iii)  Class C                                                                                    {pound-sterling}___________

13.   The amount of principal payable in respect of Related Debt by the Series 03-1 Investor Beneficiary
      and for the purposes of calculation treated as referable to:

      (i)    Class A                                                                                    {pound-sterling}___________

      (ii)   Class B                                                                                    {pound-sterling}___________

      (iii)  Class C                                                                                    {pound-sterling}___________

14.   The sum of all amounts payable in respect of  Related Debt to the Series 03-1 Investor Beneficiary
      and for the purposes of calculation treated as referable to:

      (i)    Class A                                                                                    {pound-sterling}___________

      (ii)   Class B                                                                                    {pound-sterling}___________

      (iii)  Class C                                                                                    {pound-sterling}___________

15.   To the knowledge of the undersigned, no Series  Pay  Out Event or Trust Pay Out Event has occurred except as described below:

             None

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this    day
of     .

                                                BARCLAYS BANK PLC,

                                                By:
                                                ............................

                                                Name:

                                                Title:

RECEIVABLES TRUSTEE

EXECUTED AS A DEED BY            )
GRACECHURCH RECEIVABLES          )
TRUSTEE  LIMITED                 )
by its duly authorised signatory )

                                                                  PROCESS AGENT

                                            Clifford Chance Secretaries Limited
                                                          200 Aldersgate Street
                                                                London EC1A 4JJ


TRANSFEROR BENEFICIARY, EXCESS INTEREST BENEFICIARY,
SERVICER, TRUST CASH MANAGER AND TRANSFEROR

EXECUTED AS A DEED BY            )
BARCLAYS BANK PLC                )
acting by its duly authorised    )
attorney                         )
in the presence of:              )




MTN  ISSUER,  SERIES  99-1  INVESTOR  BENEFICIARY  AND  SERIES  03-1   INVESTOR
BENEFICIARY

EXECUTED AS A DEED BY                   )
BARCLAYCARD FUNDING PLC                 )
by                                      )
in the presence of: